UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Mondelēz International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Mondelēz International

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS AND ANNUAL PROXY STATEMENT

two-bite cinnamon rolls
3 oz (85g)
Cadbury
DAIRY MILK
THE CLASSIC CREAMY TASTE
Real Chocolate Chip Cookies
Chips Ahoy!
210 CALORIES PER PACK
New!
ALWAYS made with REAL COCOA
GLUTEN FREE
OREO
CHOCOLATE SANDWICH COOKIES
NET WT 13.29 OZ (376g)
BAKED WITH WHOLE GRAIN WHEAT
triscuit
ORIGINAL
MADE WITH SEA SALT
NO ARTIFICIAL COLOURS OR FLAVOURS

AT-A-GLANCE

Mondelēz International

2023 OVERVIEW

$36.0B	~91K	150+
NET REVENUES	EMPLOYEES	COUNTRIES

NET REVENUES BY REGION

North America
31%
Europe
36%
Latin America
14%
AMEA
19%

NET REVENUES BY CATEGORY

Beverages
3%
Cheese & Grocery
6%
Gum & Candy
12%
$36.0B
2023 NET REVENUES
Chocolate
30%
Biscuits & Baked Snacks
49%

GLOBAL BRANDS AND LOCAL JEWELS

Below are just a few of our brands that our consumers enjoy around the world.

CHOCOLATE

Milka, LACTA, Cadbury, Côte d'Or, Toblerone

BISCUITS & BAKED SNACKS

Oreo, Clif Bar, Kinh Do, LU, 7 Days, Ritz, Nabisco, Chips Ahoy!

STRONG POSITIONS IN OUR CORE SNACKS CATEGORIES, SIGNIFICANT ROOM TO GROW

MONDELĒZ GLOBAL POSITION & SHARE[1]		MARKET SIZE[1]
Chocolate	#2 12.7%	$123B
Biscuits Sweet & Savory	#1 17.5%	$116B
Cakes & Pastries	#3 3.5%	$89B
Snack Bars	#3 9.6%	$18B

1. Source: Euromonitor 2023

LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER

April 5, 2024

Dirk Van de Put

Chair and Cheif Executive Officer

“By continuing to double down on the attractive chocolate, biscuits and baked snacks categories; investing in our widely loved brands; focusing on operational execution and cost discipline; empowering our great talent; and advancing our sustainability strategy, I am confident that we are well-positioned to continue delivering attractive growth for years to come.”

Dear Fellow Shareholders,

I am incredibly proud of the progress our Company made in 2023 – delivering strong results, delighting more and more consumers, and continuing to make meaningful progress against our sustainability priorities. Amid a complex backdrop punctuated by growing inflation and economic uncertainty, we delivered our best year ever – with best ever top-line growth, continued share improvements, and record gross profit dollar growth, while returning nearly $4 billion in capital to shareholders. Our five-year total shareholder return of 15.1% through year-end 2023 is nearly double our peer average of 8.8%, and our one-year return of 11.2% is particularly strong – as our peers’ average return has fallen into negative territory (-3.9%).

These results deepen our confidence that the strength of our brands, our proven strategy, our continued and increasing investments – and especially our great people – position us well to achieve our long-term financial targets. We remain committed to continuous improvement, and we deeply appreciate your investment in our Company and your continued support of our strategy.

We are well on our way to achieving our goal of generating about 90% of revenue through our core categories: chocolate, biscuits, and baked snacks. Consumer research validates our focus on these core categories. As reported in our annual State of Snacking report, conducted in partnership with The Harris Poll consumer research firm, about 88% of consumers snack daily. Furthermore, approximately 66% of consumers report that they have not made significant changes to their snacking budgets, even though they are more conscious of rising prices, and our data continue to show that consumers firmly believe snacking plays an important role in active and busy lifestyles.

We continue to make progress across the four pillars of our Vision 2030 strategy – Growth, Execution, Culture, and Sustainability:

•	Growth: Accelerating growth and focusing our portfolio to generate about 90% of revenue in the attractive, resilient core categories of chocolate, biscuits, and baked snacks with a focus on mindful snacking.
•	Execution: Investing more than $1 billion to become the digital snacks leader – aiming to deliver about 20% of revenues from digital channels by 2030 – while advancing future-forward commercial growth capabilities and a customer-centric supply chain.
•	Culture: Strengthening our local-first operating model to further empower employees, promote a winning growth culture, and continue to build a team of deep and diverse talent.
•	Sustainability: Helping to drive positive change at scale across our key environmental, social, and governance priorities.

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Our largest global brands, Oreo, Milka, and Cadbury, achieved more than $10 billion in global net revenues, while at the same time, our other global brands as well as our over 100 local brands posted their strongest growth ever. We are also harnessing the power of our recent acquisitions, such as Clif Bar and Ricolino, to strengthen our presence in the global snack bar business, as well as the fast-growing Mexican chocolate and candy segments. We completed the sale of our developed market gum business for $1.4 billion – providing another important source of reinvestment to further advance our brands, talent and capabilities.

We also continue investing in ways to empower consumers to make more mindful snacking choices that fit into healthy, active lifestyles. In 2023, more than 55% of our snacks revenue came from Mindful Portion Snacks – that is, snacks that are packaged in mindful portion serving sizes, or with clear mindful portion recommendations on the snack’s packaging. We are well on our way to reaching our goal of 100% of snacks revenue through Mindful Portion Snacks by 2025.

Achieving great execution every day, everywhere, remains one of our key passion points. Our 2023 highlights included significantly strengthening our U.S. Supply Chain and continuing to place our products in more stores, adding more than 600,000 stores to our emerging market distribution channels.

Additionally, we believe that we are making significant progress toward building a more sustainable snacking company. We continue to advance our leadership in sourcing critical ingredients more sustainably, with about 85% of the cocoa volume used in our chocolate brands sourced on a mass balance basis through Cocoa Life. Cocoa Life is our signature cocoa sourcing program that works to help support the people and communities and restore the landscapes where cocoa grows. In our efforts to combat climate change, we submitted our detailed roadmap to achieve Net Zero by 2050 to the Science-Based Targets Initiative, for which we hope to receive their endorsement in 2024. Additionally, we continued advancing our Light & Right Packaging strategy, with about 96% of our packaging designed to be recyclable.

These are just a few highlights of our progress in 2023, which collectively strengthen our conviction that we have the right strategy, the right focus, and most importantly, the right people to achieve global snacking leadership. By continuing to double down on the attractive chocolate, biscuits and baked snacks categories; investing in our widely loved brands; focusing on operational execution and cost discipline; empowering our great talent; and advancing our sustainability strategy, I am confident that we are well-positioned to continue delivering attractive growth for years to come.

On behalf of Mondelēz International’s approximately 91,000 Makers and Bakers around the world, thank you for your investment in our Company. We look forward to continuing engagement with you as we advance our sustainable, purpose-driven global snacking leadership and strive to bring Vision 2030 to life.

Best wishes,

Dirk Van de Put

Chair and Chief Executive Officer

Mondelēz International, Inc.

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LETTER FROM OUR INDEPENDENT LEAD DIRECTOR

April 5, 2024

Patrick T. Siewert

Independent Lead Director

“We recognize that as shareholders in Mondelēz International, you are placing your trust in the Board of Directors, the management team and the Company. We value your investment, and we are committed to meeting your expectations of delivering long-term, sustainable value.”

Dear Fellow Shareholders,

On behalf of the Board of Directors, I’m pleased to reinforce our confidence that Mondelēz International has the right strategy, the right products and the right people to drive robust results in the years ahead. We remain committed to providing thoughtful, independent oversight and counsel on the Company’s strategy, operations and risk – while continuing to promote our strong governance and culture, as well as our focus on making a positive impact on the consumers, customers and communities we serve.

In 2023, the Company delivered strong results while continuing to execute against Vision 2030, its refined long-term strategy to advance global snacking leadership across four strategic pillars of Growth, Execution, Culture and Sustainability.

The Company has continued to benefit from its portfolio reshaping strategy, with the goal of achieving about 90% of revenue from its core categories of chocolate, biscuits and baked snacks, with a focus on mindful snacking. As a Board, we have even more conviction this year that focusing on these attractive, resilient categories will enable the Company to extend its leadership in key snacking occasions and mindful snacking, while growing household penetration and consumption around the world. We look forward to continuing to partner closely with Chair and CEO Dirk Van de Put and the broader executive team to satisfy consumers’ rising preference for snacking and to capitalize on new and emerging opportunities in baked snacks, including snack bars, cakes and pastries.

As we advance Growth and Execution, the Board and Company also remain focused on investing appropriately in Culture and Sustainability as key drivers of value creation. The Company continues to work in partnership with suppliers and across its value chain to source ingredients more sustainably, to help combat climate change, to aim to reduce packaging and make it more recyclable and to help promote human rights. As a Board, we are proud of the Company’s leadership role in industry coalitions that help drive collective action and progress toward these important initiatives, including the Consumer Goods Forum (CGF) and the World Cocoa Foundation.

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Since our last annual meeting, we welcomed two new Members of the Board to provide the Company with additional perspective and expertise. Cees ‘t Hart joined us in July 2023, bringing more than 30 years of leadership in the food and beverage industry, including most recently serving as CEO of Carlsberg Group, a position he’d held from 2015. Before joining Carlsberg, Mr. ‘t Hart was CEO of Royal FrieslandCampina, and earlier held numerous positions within Unilever across Eastern and Western Europe, as well as Asia. He currently serves as Chairman of KLM’s Supervisory Board and sits on the Board of AirFranceKLM.

On February 1, 2024, we appointed Brian McNamara to the Board of Directors. Mr. McNamara has served as Chief Executive Officer of Haleon plc, formerly GSK Consumer Healthcare, since May 2022, and previously led GSK’s Consumer Healthcare business. Before joining GSK in 2015, Mr. McNamara held a variety of senior leadership positions for several global consumer products companies, including Novartis AG and The Procter & Gamble Company. He currently sits on Haleon’s Board of Directors, as well as the Board of Directors of CGF.

After serving for more than 11 years as director, Lewis Booth will not stand for election at this year’s annual meeting. We thank him for his valuable insights, perspectives and contributions. We are pleased that Paula Price will stand for election at our Annual Meeting. Ms. Price will bring our Company broad expertise in finance and consumer products, with previous roles including Executive Vice President and Chief Financial Officer of omni-channel retailer Macy’s, Inc., and Executive Vice President and Chief Financial Officer of grocery retailer Ahold USA. She also has served as a full-time senior lecturer at Harvard Business School’s accounting and management unit, and earlier held senior management positions at CVS Caremark, JPMorgan Chase, Diageo and Kraft Foods. Her corporate governance experience includes roles on the Boards of Accenture plc, Bristol-Myers Squibb and Warner Bros. Discovery, Inc.

As Mondelēz International continues to execute its strategy, the Board is well-equipped to create long-term value for our shareholders. Our 11 director nominees collectively bring a myriad of professional and life experiences and skill sets to the Board, and they include four women and represent several national origins. One director nominee self-identifies as Asian, three director nominees self-identify as Black, and seven self-identify as white.

We recognize that as shareholders in Mondelēz International, you are placing your trust in the Board of Directors, the management team and the Company. We value your investment, and we are committed to meeting your expectations of delivering long-term, sustainable value.

On behalf of the Board of Directors, thank you for your investment in Mondelēz International as we continue striving to become the global snacking leader. To learn more about the Board, as well as our governance approach, policies and oversight role, please consult this proxy statement and visit our website at www.mondelezinternational.com.

Please review this proxy statement and annual report in full. We recommend that you vote in accordance with our recommendations to advance the Company’s long-term growth and success.

Sincerely,

Patrick T. Siewert
Independent Lead Director
Mondelēz International, Inc.

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NOTICE OF 2024 ANNUAL MEETING OF
SHAREHOLDERS

TIME AND DATE 9:00 a.m. CDT on May 22, 2024 Venue Virtual Annual Meeting www.proxydocs.com/MDLZ Record Date March 13, 2024	905 West Fulton Market, Suite 200 Chicago, IL 60607

ITEMS OF BUSINESS:
1.	To elect as directors the 11 director nominees named in the Proxy Statement (“Proxy Statement”);
2.	To approve, on an advisory basis, the Company’s executive compensation;
3.	To approve Performance Incentive Plan;
4.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accountants for the fiscal year ending December 31, 2024;
5.	To vote on four shareholder proposals if properly presented at the meeting; and
6.	To transact any other business properly presented at the meeting.

WHO MAY VOTE:

Shareholders of record of Mondelēz International Class A Common Stock at the close of business on March 13, 2024 are entitled to vote at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE OF DISTRIBUTION:

On or about April 5, 2024, we distributed the Notice of Internet Availability of Proxy Materials and made available electronically the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) online at www.proxydocs.com/MDLZ. On or about April 5, 2024, we expect to mail the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2023 to shareholders who previously elected to receive a paper copy of the Proxy Materials.

FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS:

The Board of Directors (the “Board”) has determined that we will hold a virtual Annual Meeting via webcast. We have designed the format of the Annual Meeting so that shareholders have the same rights and opportunities as they would have at a physical meeting for meaningful engagement with the Company.

Access to the Webcast of the Annual Meeting: Only stockholders of record and beneficial owners of shares of our Common Stock as of the close of business on March 13, 2024, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting.

To attend the Annual Meeting, you must register at www.proxydocs.com/MDLZ. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

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As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

On the day of the Annual Meeting, May 22, 2024, stockholders may begin to log in to the virtual Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CDT.

Should you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. You may call the technical support number that will be posted in your instructional email.

A recording of the Annual Meeting will be available following the meeting in the investor relations section of our website at www.mondelezinternational.com.

On behalf of our Board of Directors, management and employees, thank you for your continued support.

Laura Stein

Executive Vice President, Corporate and Legal Affairs,
General Counsel & Corporate Secretary
April 5, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2024

Mondelēz International, Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxydocs.com/MDLZ.

HOW TO VOTE

Even if you plan to attend the Annual Meeting online, please vote in advance. If you are voting via the Internet, with your mobile phone or by telephone, be sure to have your Proxy Card or Voting Instruction Form (“VIF’) in hand and follow the instructions. You can vote any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

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PROXY STATEMENT SUMMARY

This summary highlights select information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement carefully and consider all available information before voting. For more complete information regarding the Company’s 2023 performance, please see our Annual Report on Form 10-K for the year ended December 31, 2023.

2024 ANNUAL MEETING OF SHAREHOLDERS

9:00 a.m. CDT on Wednesday, May 22, 2024.	The Annual Meeting will be a virtual meeting of shareholders conducted via webcast.	Record Date March 13, 2024.	Each outstanding share of Class A Common Stock (“Common Stock”) is entitled to one vote on each matter to be voted upon at the Annual Meeting.	Shareholders must register to attend the
meeting, vote and submit questions by
visiting www.proxydocs.com/MDLZ and
using the control number shown on their
Notice of Internet Availability of Proxy
Materials, Proxy Card or VIF.

HOW TO VOTE IN ADVANCE OF THE MEETING

Even if you plan to attend the Annual Meeting, please vote in advance. If you are voting via the Internet, with your mobile device or by telephone, be sure to have your Proxy Card or VIF in hand and follow the instructions. You can vote in advance of the meeting any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

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ITEMS OF BUSINESS

Item		Voting Choices	Board’s Voting Recommendation	More Information
Company Proposals:
Item 1.	Election of 11 director nominees named in the Proxy Statement	With respect to each nominee: For Against Abstain	FOR All Nominees	Page 17
Item 2.	Advisory vote to approve executive compensation	For Against Abstain	FOR	Page 103
Item 3.	Performance Incentive Plan approval	For Against Abstain	FOR	Page 104
Item 4.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2024	For Against Abstain	FOR	Page 112
Shareholder Proposals:
Item 5.	Audit Committee subcommittee study on Company affiliations	For Against Abstain	AGAINST	Page 115
Item 6.	Require independent chair of the board	For Against Abstain	AGAINST	Page 118
Item 7.	Adopt targets and publicly report quantitative metrics to eradicate child labor from cocoa supply chain	For Against Abstain	AGAINST	Page 121
Item 8.	Third-party report assessing effectiveness of implementation of human rights policy	For Against Abstain	AGAINST	Page 125
Transact any other business properly presented at the meeting.

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ABOUT MONDELĒZ INTERNATIONAL

Mondelēz International empowers people to snack right around the world. With global net revenues of $36.0 billion in 2023, we are leading the future of snacking with iconic global and local brands such as Oreo, Ritz, LU, CLIF Bar and Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka and Toblerone chocolate. Our mission is to provide the right snack, for the right moment, made the right way.

DIRECTOR NOMINEES

ELECTION OF DIRECTORS – NOMINEES

The Board nominated each of the ten incumbent directors listed here as well as one new director nominee: Paula A. Price, former Executive Vice President and Chief Financial Officer of Macy’s, Inc. Ms. Price will bring to the Board a wealth of expertise pertaining to finance, business development and operational strategy. Mr. Booth is not standing for re-election in accordance with the Company’s mandatory retirement policy for directors and will retire at the annual meeting. Directors are elected for a term of one year. Additional information about the director nominees is provided under “Director Nominees for Election at the Annual Meeting” on page 22.

We Value the Diversity of our Director Nominees

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Director Nominees at a Glance

Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group Director since 2023 White/Male Age: 65 INDEPENDENT	Charles E. Bunch Retired Executive Chairman, PPG Industries, Inc. Director since 2016 White/Male Age: 74 INDEPENDENT	Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems For The Future Institute Director since 2022 Black/Female Age: 66 INDEPENDENT

Brian J. McNamara Chief Executive Officer, Haleon plc Director since 2024 White/Male Age: 57 INDEPENDENT	Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. Director since 2012 White/Male Age: 62 INDEPENDENT	Anindita Mukherjee Former Chairwoman and Chief Executive Officer, Pernod Ricard North America Director since 2023 Asian/Female Age: 58 INDEPENDENT

Jane Hamilton Nielsen Chief Operating Officer and Chief Financial Officer, Ralph Lauren Corporation Director since 2021 White/Female Age: 59 INDEPENDENT	Paula A. Price Former Executive Vice President and Chief Financial Officer, Macy’s, Inc., Director Nominee Black/Female Age: 62 INDEPENDENT	Patrick T. Siewert Senior Advisor, The Carlyle Group, L.P. Director since 2012 Lead Director since 2022 White/Male Age: 68 INDEPENDENT

Michael A. Todman Former Vice Chairman, Whirlpool Corporation Director since 2020 Black/Male Age: 66 INDEPENDENT	Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc. Director since 2017 White/Male Age: 63

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OUR GOVERNANCE FRAMEWORK

OUR STRONG CORPORATE GOVERNANCE FRAMEWORK PROMOTES THE LONG-TERM INTERESTS OF SHAREHOLDERS, ACCOUNTABILITY AND TRUST IN THE COMPANY

Our governance practices and policies enhance the effectiveness and accountability of our Board and promote the Company’s long-term success. Key aspects of our corporate governance framework are highlighted below. You can find additional detail under “Corporate Governance” beginning on page 33, “Compensation Governance” on page 78, and “2024 Annual Meeting of Shareholders” on page 9.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have considerable overlap with those typically performed by an independent Board Chair, including:

•   Engages in planning and approval of meeting schedules and agendas;

•   Presides over regular executive sessions of independent directors;

•   Provides input into the design of the annual Board, committee and individual director self-evaluation process;

•   Serves as an alternate member of all Board committees;

•   Conducts the annual Board and individual director self-evaluation process in coordination with the Governance, Membership and Sustainability Committee (the “Governance Committee”); and

•   Consults with major shareholders.

A highly effective and engaged independent Lead Director:

•   Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;

•   Enhances independent directors’ input and investors’ perspectives on agendas and discussions;

•   Fosters candid discussion during regular executive sessions of the independent directors;

•   Facilitates effective communication and interaction between the Board and management;

•   Serves as a liaison between the independent directors and the Chair and CEO; and

•   Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.

•   At least 80% of our directors must meet the independence requirements prescribed by Nasdaq listing standards.

•   The Corporate Governance Guidelines (the “Guidelines”) provide that currently the Chair and CEO should be the only member of management to serve as a director.

•   Provides independent Board oversight of management on behalf of shareholders.

•   Board composed entirely of independent directors, with the exception of the CEO.

•   Committees composed entirely of and chaired by independent directors.

Annual Board and Committee Self-Assessments. Annual Board, committee and director self-assessments include candid, one-on-one conversations between the independent Lead Director and each director, in coordination with the Governance Committee.

•   Promotes continuous process improvement of the Board and committees.

•   Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.

Tenure and Retirement Policies. Non-employee directors have a term limit of 15 years and will not be nominated for election to the Board after their 75th birthday.	Promotes ongoing Board evolution and refreshment.
Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.
Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.
Special Meeting of Shareholders. The holders of at least 20% of the voting power of our outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

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Key Practice or Policy	Benefits

Regular Shareholder Engagement.

•   We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand their perspectives.

•   The independent Lead Director is available for consultation with our major shareholders.

•   Following our 2023 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 50% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 31% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 24% of our outstanding shares.

•   This practice provides open channels of communication with our shareholders and helps promote regular consideration of and response  to feedback on the Company’s strategy, corporate governance, compensation and environmental, social and governance (“ESG”) practices.

Annual Board and Committee Self-Assessments.

•   Annual Board, committee and director self-assessments.

•   The results of these self-assessments are used in planning Board and committee meetings and agendas, fostering director accountability and committee effectiveness, analyzing Board composition, and making director recruitment and governance decisions.

•   Promotes continuous process improvement of the Board and committees.

•   Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.

•   Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

Tenure and Retirement Policies. • Non-employee directors have a term limit of 15 years. • Non-employee directors will not be nominated for election to the Board after their 75th birthday.	• Promotes ongoing evolution and refreshment. • Average tenure for current non-employee directors is approximately five years.
Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.
Anti-Hedging Policy. Our Insider Trading Policy prohibits employees and directors from engaging in transactions involving derivative securities, short-selling, or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries.	Eliminates the opportunity to benefit from a decrease in our stock price.

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EXECUTIVE COMPENSATION

OVERVIEW OF PAY ELEMENTS

This table describes the primary elements and outcomes of the 2023 executive compensation program for our Named Executive Officers (“NEOs”), reflecting the philosophy of our People and Compensation Committee (the “PCC”) to set challenging but attainable targets to reward performance.

Pay Element	Vehicle	2023 Performance Measures & Key Characteristics(1)		2023 Objectives
Base Salary	Cash	Fixed cash paid regularly		Review and adjust when appropriate to attract and retain world-class business leaders by offering market-competitive salaries based on position, scope of role and experience
Annual Incentive Plan	100% At-risk cash	80% Financial Measures: • Organic Volume Growth (15%) • Organic Net Revenue Growth (15%) • Adjusted Gross Profit Growth (35%) • Adjusted Operating Income Growth (15%) • Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual accomplishment of critical financial and strategic objectives across our four strategic priorities: growth, execution, culture and sustainability
20% Strategic Progress Indicators Goals(2)
Long-Term Incentive Program	75% Performance Share Units • 3-year cliff vesting • 1-year holding post vesting

•

25% Organic Net Revenue Growth

•

25% Adjusted EPS Growth

•

50% Annualized Relative Total Shareholder Return (“TSR”)

•

Cap PSU payout at target if TSR is negative at the end of the performance period

•

Above median performance (55th percentile) required to achieve target payout for the Relative TSR metric

Reward long-term performance for delivering sustained long-term growth and creating shareholder value
	25% Stock Options • 3-year ratable vesting • 1-year holding post exercise	Stock Price

(1)	A more detailed discussion, including definitions of the financial measures, appears later in this CD&A and in Annex A.
(2)	See “Strategic Progress Indicator Goals” on page 68 for details, including ESG goals.

2023 COMPENSATION PROGRAM DESIGN CHANGES

We did not make material changes to our 2023 design relative to our design in 2022. Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback.

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TOTAL TARGET COMPENSATION MIX

The People and Compensation Committee places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the Annual Incentive Plan and stock options and Performance Share Units under the Long-Term Incentive Plan. Our focus on performance-based compensation rewards strong Company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.

Below we show the 2023 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and long-term incentive grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.

2023 Target Compensation

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ITEM 1. ELECTION OF DIRECTORS

HOW WE BUILD AN EXPERIENCED AND QUALIFIED BOARD

OBJECTIVE

The Governance Committee works with the Board to determine the appropriate mix of individuals to form a Board that is strong in its collective knowledge, competencies and experiences.

HOW WE GET THERE

The Governance Committee identifies, evaluates and recommends to the Board director nominees for election at the Annual Meeting. The Governance Committee invites director nominee suggestions from the directors, management, shareholders and others. In addition, the Governance Committee has retained a third-party executive search firm to assist in identifying and evaluating potential director nominees based on the Board’s recruitment objectives.

The Governance Committee considers the factors below when selecting and recruiting directors in the annual nomination process. This year, the Board is renominating ten incumbent directors and one new director nominee. Mr. Booth will not stand for re-election at the Annual Meeting.

Relevant Qualifications, Knowledge and Experience

The Board believes all directors should possess certain attributes, including integrity, sound business judgment and strategic vision, as these characteristics are necessary to establish a competent, ethical and well-functioning board that best represents shareholders’ interests.

Consistent with our Guidelines, when evaluating the suitability of an individual for nomination to our Board, the Governance Committee considers:

•  the candidate’s general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s global business environment;

•  the candidate’s understanding of the Company’s global businesses and markets;

•  the candidate’s professional experience and educational background;

•  other factors that promote diversity of views, knowledge, experience and backgrounds, including diversity with respect to demographics such as gender, race, ethnicity, national origin and geography;

•  whether the candidate meets various independence requirements, including whether his or her service on boards and board committees of other organizations is consistent with our conflicts of interest policy; and

•  whether the candidate can devote sufficient time and effort to fulfill a director’s responsibilities to the Company given his or her other commitments

Individual Director Self-Assessments

The Board believes that directors should not expect to be renominated automatically, and that directors’ qualifications and performance should be evaluated annually.

The annual Board and director self-assessment processes are important determinants in a director’s renomination and tenure. Annually, all incumbent director nominees complete questionnaires to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee, in coordination with the independent Lead Director, assesses the experience, qualifications, attributes, skills, diversity and contributions of each director. The Governance Committee also considers each individual in the context of the Board composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent our shareholders’ interests through the exercise of sound judgment and informed decision-making.

Board Refreshment Through Director Tenure and Age Limits

The Board believes it is helpful to have a balance of long-term members with in-depth knowledge of our business and new members who bring valuable skills and fresh perspectives.

Our Guidelines provide that non-employee directors have a term limit of 15 years. In addition, non-employee directors will not be nominated for re-election to the Board after they reach age 75. The current Board composition reflects the Board’s commitment to ongoing refreshment and the importance of maintaining a balance of tenure and experience.

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The Board Seeks and Values Diversity The Board’s overall diversity is an important aspect of the director recruitment and nomination process.

The director nominees include four women, represent several national origins, vary in age from 57 to 74, and collectively bring a range of professional and life experiences to the Board. One self-identifies as Asian, three self-identify as Black and seven self-identify as white. Ms. Price, our new director nominee, will bring additional diversity to our Board.

When assembling the pool of candidates from which directors are selected, the Governance Committee considers criteria including gender, race, ethnicity, national origin and geographic location, as diversity in those characteristics promotes a breadth of views, knowledge, experience and backgrounds that contributes to more informed and effective decision-making. As part of the search process for each new director, the Governance Committee actively seeks out (and instructs any search firm it engages to seek out) women and minority candidates to include in the pool from which director nominees are chosen. The Governance Committee assesses the effectiveness of the Board’s efforts to promote diversity as part of its annual assessment of the Board’s composition.

This year, the Board is nominating ten incumbent directors and one new director nominee, Paula A. Price, former Executive Vice President and Chief Financial Officer of Macy’s, Inc. Ms. Price will bring to the Board a wealth of expertise pertaining to finance, business development and operational strategy. Mr. Booth is not standing for re-election in accordance with the Company’s mandatory retirement policy for directors and will retire at the Annual Meeting, and the Board thanks him for his valuable service.

BOARD COMPOSITION: DIRECTOR QUALIFICATIONS, KNOWLEDGE AND EXPERIENCE

Based upon its discussions with the Board, the Governance Committee has identified seven key director competencies that are desirable in order for the Board to fulfill its current and future obligations.

Key Competencies		Relevant Experience
INDUSTRY EXPERIENCE	Industry Experience is vital to reviewing and understanding strategy, and the connections between strategy and the potential acquisition of businesses that offer complementary products or services.	• Food and beverage • Consumer products • Global food strategies
SIGNIFICANT OPERATING EXPERIENCE	Significant Operating Experience as a current or former executive of a large global company or other large organization gives a director specific insight and expertise that will foster active participation in the development and implementation of the Company’s operating plan and business strategy.	• CEO/COO • Manufacturing operations • Retail operations • Technology/information technology strategy
LEADERSHIP EXPERIENCE	Leadership Experience gives a director the ability to motivate, manage, and identify and develop leadership qualities in others and promotes strong critical thinking and verbal communication skills, as well as diversity of views and thought processes.	• CEO/COO or other leadership positions at complex organizations • M&A/alliances/partnerships • Strategic planning • Talent assessment and people development/compensation
SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	Substantial Global Business and Other International Experience are important given the Company’s global presence.	• Developed markets • Emerging markets • Government affairs/regulatory compliance
ACCOUNTING AND FINANCIAL EXPERTISE	Accounting and Financial Expertise enables a director to analyze financial statements, capital structure and complex financial transactions, and oversee accounting and financial reporting processes.	• CFO • M&A/alliances/partnerships • Financial acumen/capital markets • Cost management

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Key Competencies		Relevant Experience
PRODUCTRE SEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	Product Research, Development and Marketing Experience in the food and beverage sector or a complementary industry contributes to a director’s ability to oversee efforts to identify and develop new food and beverage products and implement marketing strategies that will improve performance.	• Consumer insights and analytics • Research & development • Innovation • New media/digital technology/digital commerce
PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE	Public Company Board and Corporate Governance Experience at a large publicly traded company provides a director with a solid understanding of the extensive and complex oversight responsibilities of public company boards and furthers the goals of greater transparency, accountability and protection of shareholders’ interests.	• CEO/COO/other governance leadership positions • Government affairs/regulatory compliance • Public company board service • Corporate governance knowledge • Risk oversight

DIRECTOR SKILLS

Director Nominee Skills & Experience
Industry Experience
Significant Operating Experience
Leadership Experience
Substantial Global Business and Other International Experience
Accounting and Financial Expertise
Product Research, Development and Marketing Experience
Public Company Board and Corporate Governance Experience

INDIVIDUAL DIRECTOR SELF-ASSESSMENTS AND CONSIDERATIONS FOR RENOMINATION OF INCUMBENT DIRECTORS

The Board does not believe that directors should expect to be automatically renominated. Therefore, annual Board and director self-assessments are important determinants in a director’s renomination and tenure.

The Governance Committee coordinates annual Board, committee and director self-assessments. The assessment process includes one-on-one discussions between each director and the independent Lead Director. All incumbent director nominees complete questionnaires annually to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee assesses the experience, qualifications, attributes, skills, diversity and contributions of each director. In coordination with the independent Lead Director, the Governance Committee also considers each individual in the context of the Board’s composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent shareholders’ interests by exercising sound judgment and informed decision-making.

The Board expects that a director’s other commitments will not interfere with his or her duties as a Company director.

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The Governance Committee and the Board take into account the nature and extent of a director’s other commitments when determining whether to nominate that individual for election or re-election. Under the Company’s Corporate Governance Guidelines, directors should not serve on more than three public company boards in addition to the Company’s Board (for a total of four public company boards), and a Board member who also serves as CEO (or equivalent position) at another public company should not serve on more than two public company boards in addition to the Company’s Board (for a total of three public company boards).

BOARD REFRESHMENT THROUGH DIRECTOR TENURE AND AGE LIMITS

The Board believes the optimal Board composition has a balance of tenured members with in-depth knowledge of the Company’s business and operations and newer members who bring fresh perspectives. To that end, our Guidelines provide that non-employee directors have a term limit of 15 years and will not be nominated for re-election to the Board after they turn 75.

In addition, as noted above, the Board’s annual self-assessment process includes director self-assessments and discussions between the independent Lead Director and each director, in coordination with the Governance Committee, regarding the director’s strengths and opportunities to enhance contributions.

The current Board composition reflects the Board’s commitment to ongoing refreshment, with five new directors joining the Board in the last three years.

THE BOARD SEEKS AND VALUES DIVERSITY

The Board values diversity, equity and inclusion (“DE&I”), and the Board’s diversity is an important aspect of the director recruitment and nomination process. When assembling the pool of candidates from which directors are selected, the Governance Committee considers criteria including gender, race, ethnicity, national origin and geographic location, as diversity in those characteristics promotes a breadth of views, knowledge, experience and background that contributes to more informed and effective decision-making. The Guidelines state that as part of the search process for each new director, the Governance Committee must actively seek out (and instruct any search firm it engages to seek out) women and minority candidates to include in the pool from which director nominees are chosen. As part of its annual assessment of the Board’s composition, the Governance Committee also evaluates the effectiveness of the Board’s efforts to promote diversity. The ultimate selection of directors from the candidate pool depends on a variety of factors, which are discussed under “How We Build an Experienced and Qualified Board” on page 17 and “Board Composition: Director Qualifications, Knowledge and Experience” on page 18.

The Board also embraces and encourages the Company’s DE&I culture. The Board is a signatory to the Board Diversity Action Alliance (the “Alliance”), which seeks to increase the representation of racially and ethnically diverse leaders on boards of corporations, beginning with Black directors. The Alliance is also accelerating change through enhanced disclosure of directors’ race and ethnicity and annual reporting of progress on DE&I. Twice per year, the Board reviews the Company’s DE&I strategy, stakeholder interests, risks and progress with our SVP, Chief Global Diversity & Inclusion Officer.

The Board’s directors bring a diversity of gender, race, national original, thought and global experiences that promotes informed decision-making. Our director nominees include four women, vary in age from 57 to 74, represent several national origins and collectively bring a range of professional and life experiences to the Board’s work. One self-identifies as Asian, three self-identify as Black and seven self-identify as white.

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2024 Board Nominee Diversity Matrix (As of March 13, 2024)
Total Number of Director Nominees		11
	Female		Male
Part I: Gender Identity
Directors	4		7
Part II: Demographic Background
African American or Black	2		1
Asian	1		0
White	1		6

SHAREHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

The Governance Committee will consider recommendations for director candidates submitted by shareholders. Shareholders should submit the proposed candidate’s name along with the same information required for a shareholder to nominate a candidate for election to the Board at an annual meeting. Recommendations should be sent to our Corporate Secretary in the manner set forth in the advance notice provisions of our Amended and Restated By-Laws (“By-Laws”).

The Governance Committee evaluates director candidates recommended by shareholders using the same criteria as it uses to evaluate candidates from other sources. Following the evaluation process, the Governance Committee makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board, and the Board considers whether to appoint or nominate the candidate. Shareholders who nominate prospective candidates will be advised of the Board’s decision.

SHAREHOLDERS ELECT DIRECTORS ANNUALLY

Directors are elected annually by a majority of votes cast if the election is uncontested. The terms of all directors elected at the Annual Meeting are scheduled to end at the 2025 Annual Meeting of Shareholders or when a director’s successor has been duly elected and qualified.

The Board nominated for election at the Annual Meeting, the 11 individuals introduced below. Mr. ‘t Hart and Mr. McNamara, who were appointed to the Board in July 2023 and February 2024 respectively, and Ms. Price, a director nominee, were recommended for consideration by Russell Reynolds Associates, an international executive search firm retained to assist in the identification and assessment of potential director candidates. Shareholders most recently elected nine incumbent directors to one-year terms at the 2023 Annual Meeting of Shareholders. Mr. Booth is not standing for re-election in accordance with the Company’s mandatory retirement policy for directors and will retire at the Annual Meeting.

Each director nominee consented to being nominated for election to the Board and to serving on the Board, if elected. If a director nominee should become unavailable to serve as a director, the individuals named as proxies intend to vote the shares for a replacement director nominee designated by the Board. In lieu of naming a substitute, the Board may reduce the number of directors on the Board.

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DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ELEVEN DIRECTOR NOMINEES INTRODUCED BELOW.

The following information regarding each director nominee is as of March 13, 2024, unless otherwise noted.

Cees ‘t Hart Former Chief Executive Officer, Carlsberg Group INDEPENDENT	DIRECTOR SINCE: July 2023 White/Male Age: 65	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance

PROFESSIONAL BACKGROUND:

Mr. ‘t Hart served as Chief Executive Officer of Carlsberg Group, a brewing company, from 2015 to August 2023. Prior to joining Carlsberg, Mr. ‘t Hart was CEO of the Dutch dairy company Royal FrieslandCampina, a position which he had held since 2008. Prior to Royal FrieslandCampina, he spent 25 years with Unilever, holding positions across Eastern and Western Europe, and Asia. His last position at Unilever was as a member of the Europe Executive Board.

DIRECTOR QUALIFICATIONS:

•

During his 38-year career, Mr. ‘t Hart has gained valuable experience in executive leadership, operations management, cost management and strategic planning.

•

Mr. ‘t Hart was the main architect behind Carlsberg’s strategic move into Asian markets, the prioritizing price over volume initiative and the restoration of robust sales in its Eastern Europe brewing business.

•

Mr. ‘t Hart has extensive public company board and global corporate governance experience. He is a member of the Supervisory Board of Randstad, chairman of the Supervisory Board of KLM and a member of the Board of AFKLM.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Charles E. Bunch Retired Executive Chairman, PPG Industries, Inc. INDEPENDENT	DIRECTOR SINCE: September 2016 White/Male Age 74	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance (Chair) • People and Compensation

PROFESSIONAL BACKGROUND:

Mr. Bunch served as Executive Chairman of PPG Industries, Inc., a manufacturer and distributor of a broad range of coatings, specialty materials and glass products, from September 2015 until his retirement in August 2016. He served as Chairman, President and Chief Executive Officer of PPG from 2005 until 2015; President and Chief Executive Officer from March 2005 until July 2005; President and Chief Operating Officer from 2002 until 2005; Executive Vice President, Coatings from 2000 to 2002; and Senior Vice President, Strategic Planning and Corporate Services from 1997 to 2000. He joined PPG in 1979 and held various positions in finance and planning, marketing and general management in the United States and Europe.

DIRECTOR QUALIFICATIONS:

•

During his 37-year career at PPG, Mr. Bunch gained valuable experience in executive leadership, operations management, cost management, risk management and strategic planning. Mr. Bunch is a former director and chairman of the Federal Reserve Bank of Cleveland, which gives him a deep understanding of the U.S. economy and corporate finance. He also is a former director and chairman of the National Association of Manufacturers.

•

Under Mr. Bunch’s leadership, PPG accelerated its business transformation, becoming the world’s leading paints and coatings company through strategic actions that focused its business portfolio and expanded and strengthened its international presence. During his tenure as Chairman and Chief Executive Officer, PPG made more than 30 acquisitions and delivered strong growth and record financial performance.

•

Mr. Bunch has extensive public company board and corporate governance experience. He is a director of Marathon Petroleum Corporation and a former director of ConocoPhillips, H.J. Heinz Company, PPG and The PNC Financial Services Group, Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems for the Future Institute INDEPENDENT	DIRECTOR SINCE: January 2022 Black/Female Age 66	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation

PROFESSIONAL BACKGROUND:

Since September 2019, Ms. Cousin has served as Founder, President and Chief Executive Officer of Food Systems for the Future Institute, a non-profit organization to catalyze, enable and scale market-driven agtech, foodtech and food innovations, and also as Visiting Scholar, Spogli Institute for the Study of International Relations, Center for Food and Environment at Stanford University. She has served as Distinguished Fellow of The Chicago Council on Global Affairs, a global affairs think tank, since 2017. Ms. Cousin previously served as Payne Distinguished Lecturer and Visiting Fellow at Stanford University’s Spogli Institute from 2017 to 2019. From 2012 to 2017, Ms. Cousin served as Executive Director of the United Nations World Food Programme, the food-assistance branch of the United Nations. She was Ambassador and Permanent Representative to the United Nations Food and Agriculture Agencies on behalf of the U.S. Department of State from 2009 to 2012.

Ms. Cousin previously served in a variety of executive roles between 1987 and 2009, including Founding President and Chief Executive Officer of The Polk Street Group, a management services company; Executive Vice President and Chief Operating Officer of America’s Second Harvest; Senior Vice President, Public Affairs for Albertsons Companies; White House Liaison and Special Advisor to the Secretary for the 2016 Olympics for the U.S. Department of State; and Assistant Attorney General for The State of Illinois.

DIRECTOR QUALIFICATIONS:

•

Ms. Cousin has more than 40 years of national and international non-profit, government and corporate leadership experience, including leading the world’s largest humanitarian organization, the United Nations World Food Program, in Rome.

•

As U.S. Ambassador to the U.N. Agencies for Food and Agriculture in Rome, she represented U.S. interests in global leader discussions regarding humanitarian and development activities, and she served as the U.S. Representative for all food, agriculture and nutrition-related issues.

•

As Executive Vice President and Chief Operating Officer, Ms. Cousin led the national operations of the largest U.S. hunger relief organization, America’s Second Harvest (now Feeding America). She also has corporate leadership experience from serving as a member of Albertsons Companies, Inc.’s executive leadership team.

•

Ms. Cousin has public company executive, board and corporate governance experience. She is a director of Bayer AG and Borealis Foods.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Brian J. McNamara Chief Executive Officer, Haleon plc INDEPENDENT	DIRECTOR SINCE: February 2024 White/Male Age 57	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation

PROFESSIONAL BACKGROUND:

Mr. McNamara has served as Chief Executive Officer of Haleon plc (formerly GSK ConsumerHealthcare), a global consumer healthcare company, since May 2022. Mr. McNamara joined GlaxoSmithKline plc, a global pharmaceutical and biotechnology company, in 2015 and served in various capacities, including Chief Executive Officer Designate, Haleon, from July 2021 to May 2022, Chief Executive Officer, GSK Consumer Healthcare from October 2016 to May 2021 and Head of Europe and Americas, GSK Consumer Healthcare from March 2015 to September 2016. Prior to that, he worked for 28 years in a variety of leadership positions for several global consumer products providers, including Novartis AG and The Procter & Gamble Company.

DIRECTOR QUALIFICATIONS:

•

During his 36-year career, Mr. McNamara has gained valuable experience in executive leadership and global operations management. He has a strong track record of building and marketing global brands, including driving strong, profitable growth and brand innovation.

•

Mr. McNamara brings strong consumer products industry knowledge and marketing experience from his work at GSK Consumer Healthcare, Novartis AG and The Procter & Gamble Company. He brings a global perspective to the Board, having lived and worked in Europe and the Americas.

•

Mr. McNamara has public company board and corporate governance experience. He is a director of Haleon plc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. INDEPENDENT	DIRECTOR SINCE: May 2012 White/Male Age 62	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance

PROFESSIONAL BACKGROUND:

Mr. Mesquita served as Chief Executive Officer of BlueTriton Brands, a beverage company that offers regional spring water and national purified water brands, from July 2021 to March 2022. Prior to that, he was Executive Vice President and Worldwide Chairman, Consumer of Johnson & Johnson, a global healthcare products company, from 2014 until 2019. He also served on J&J’s Executive Committee and led the Consumer Group Operating Committee. Mr. Mesquita was an advisor to Cinven, a U.K. private equity firm, from 2020 to 2021.

Mr. Mesquita was employed by Procter & Gamble, a global marketer of consumer products, in various marketing and leadership capacities for 29 years from 1984 to 2013. During his tenure at P&G, he served as Group President – New Business Creation and Innovation from 2012 until 2013; Group President – Special Assignment from January 2012 until March 2012; Group President, Global Fabric Care from 2007 to 2011; President, Global Home Care from 2001 to 2007; and President of Commercial Products and President of P&G Professional from 2006 to 2007.

DIRECTOR QUALIFICATIONS:

•

Mr. Mesquita brings extensive experience leading major global company business units. In these roles, he has a strong track record of building and marketing global brands, including the reinvention of key brands, leading strategic business transformations, and driving strong, profitable growth.

•

As CEO of BlueTriton Brands, he embarked on growth and innovation initiatives. As Procter & Gamble’s Group President, New Business Creation and Innovation, Mr. Mesquita redesigned the business development organization and worked across the company with technology, marketing and finance leaders to develop groundbreaking innovation capabilities.

•

Mr. Mesquita was born and raised in Mozambique, Africa. He has lived and worked in several countries, including Venezuela, Mexico, Brazil and the United States. He is fluent in Portuguese, Spanish and English.

•

Mr. Mesquita has public company board and corporate governance experience. He is a director of Humana Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Anindita Mukherjee Former Chairwoman and Chief Executive Officer of Pernod Ricard North America INDEPENDENT	DIRECTOR SINCE: January 2023 Asian/Female Age 58	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation

PROFESSIONAL BACKGROUND:

Ms. Mukherjee served as Chairwoman and Chief Executive Officer of Pernod Ricard North America, a global leader in wine and spirits, from December 2019 until December 2023. Previously, she served as Global Chief Commercial Officer and Global Chief Marketing Officer for S.C. Johnson & Son, Inc., a multinational consumer product manufacturer from 2015 to 2019. Earlier, she held several senior positions with PepsiCo, Inc., a global food and beverage corporation, including President, Global Snacks Group and Global Insights, and Senior Vice President and Chief Marketing Officer, Frito-Lay, Inc., a subsidiary of PepsiCo. Ms. Mukherjee started her career at Citibank Diners Club in the New Product Department, and then spent nearly 11 years with the Kraft Foods Group managing a number of key brands, including Kraft Mac & Cheese, Kraft Singles and Minute Rice.

DIRECTOR QUALIFICATIONS:

•

Ms. Mukherjee has a strong track record in leading and advising multinational consumer packaged goods companies, which gives her expertise in consumer insights, commercial execution and brand innovation.

•

Ms. Mukherjee was named one of Forbes Top 50 most influential CMOs and also was named “Marketer of the Year” by Brand Week and was inducted into the Marketing Hall of Fame from the American Marketing Association in 2022.

•

Ms. Mukherjee has public company board and corporate governance experience. She is a former director of Hertz Global Holdings, Inc. and Pernod Ricard North America.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Jane Hamilton Nielsen Chief Operating Officer and Chief Financial Officer, Ralph Lauren Corporation INDEPENDENT	DIRECTOR SINCE: May 2021 White/Female Age 59	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance (Chair)

PROFESSIONAL BACKGROUND:

Ms. Nielsen has served as Chief Financial Officer of Ralph Lauren Corporation, a global leader in the design, marketing and distribution of premium lifestyle products, since 2016 and as Chief Operating Officer since 2019. She leads Ralph Lauren’s global technology, finance, business development, integrated business and inventory planning, logistics, and real estate organizations. She previously served as Chief Financial Officer of Coach, Inc., a leading design house of modern luxury accessories and lifestyle collections, from 2011 to 2016. Prior to that, Ms. Nielsen spent 15 years at PepsiCo, Inc. and Pepsi Bottling Group, a global food and beverage corporation, in various senior financial roles, including Senior Vice President and Chief Financial Officer of PepsiCo Beverages Americas and the Global Nutrition Group, and she has experience in the areas of mergers & integration, investor relations and strategic planning.

DIRECTOR QUALIFICATIONS:

•

Ms. Nielsen has extensive financial experience gained during her service as Chief Operating Officer and Chief Financial Officer at Ralph Lauren, as Chief Financial Officer at Coach, and in 15 years in PepsiCo’s financial organization.

•

Ms. Nielsen brings to the Board a global perspective and many years of experience in the food and consumer products industries. Throughout her tenure at Ralph Lauren, Ms. Nielsen has driven operational efficiency, digital transformation and investment in omni-channel capability. She worked on numerous acquisitions and integrations while at PepsiCo, including the acquisition of Quaker Oats.

•

Ms. Nielsen has public company board and corporate governance experience. She is a former director of Pinnacle Foods Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Paula A. Price Former Executive Vice President and Chief Financial Officer of Macy’s, Inc. INDEPENDENT	Black/Female Age 62	DIRECTOR SKILLS:	DIRECTOR NOMINEE

PROFESSIONAL BACKGROUND:

Ms. Price served as Executive Vice President and Chief Financial Officer of Macy’s, Inc., an omni-channel retailer of merchandise, including apparel and accessories, cosmetics and other goods, from July 2018 to May 2020. Ms. Price was a full-time senior lecturer at Harvard Business School in the accounting and management unit from July 2014 to June 2018. Prior to that, she was Executive Vice President and Chief Financial Officer of Ahold USA, a retailer that operated more than 700 supermarkets in the United States under the Stop & Shop, Giant and Martin’s names, as well as the Peapod online grocery delivery service, from May 2009 to January 2014. Ms. Price has more than 30 years of financial and operational experience and previously held senior management positions at CVS Caremark, JPMorgan Chase, Diageo and Kraft Foods.

DIRECTOR QUALIFICATIONS:

•

Ms. Price has extensive financial experience gained during her service as Chief Financial Officer at Macy’s, and as Executive Vice President and Chief Financial Officer of Ahold USA. Ms. Price is a certified public accountant; she began her career at Arthur Andersen & Co.

•

Ms. Price brings to the Board many years of experience in the food and consumer products industry. Throughout her tenure at Ahold USA, Ms. Price was responsible for finance and accounting, strategic planning, real estate development and construction, and information technology.

•

Ms. Price has public company board and corporate governance experience. She is a director of Accenture plc, Bristol Myers Squibb and Warner Bros. Discovery, Inc. and a former director of DaVita Inc., Dollar General Corporation and Western Digital Corporation.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Patrick T. Siewert Senior Advisor, The Carlyle Group, L.P. INDEPENDENT	DIRECTOR SINCE: October 2012 LEAD DIRECTOR SINCE: May 2022 White/Male Age 68	DIRECTOR SKILLS:	BOARD COMMITTEES: Alternate member of all Board committees

PROFESSIONAL BACKGROUND:

Mr. Siewert has served as Senior Advisor for The Carlyle Group, L.P., a global alternative asset management firm, since July 2023.  Mr. Siewert joined The Carlye Group in 2007 and served as a Managing Director and Partner untIl June 2023.

From 2001 to 2007, Mr. Siewert held a variety of roles with The Coca-Cola Company, a global beverage company, including Group President and Chief Operating Officer, Asia, and was a member of the Global Executive Committee.

From 1974 to 2001, he held a variety of roles with Eastman Kodak Company, a technology company focused on imaging products and services, including Chief Operating Officer, Consumer Imaging and Senior Vice President and President of the Kodak Professional Division.

DIRECTOR QUALIFICATIONS:

•

While working at Coca-Cola, Eastman Kodak and Carlyle, Mr. Siewert developed extensive knowledge in the food and beverage and consumer products industries, especially insights into consumer trends and routes-to-market.

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Mr. Siewert has led business operations globally and in the Americas, Europe, Africa, the Middle East and Asia. He currently focuses on investments in Asian markets and select global opportunities.

•

Mr. Siewert has extensive public company board and corporate governance experience. He is lead director of the Board of Directors of Avery Dennison Corporation.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Michael A. Todman Former Vice Chairman, Whirlpool Corporation INDEPENDENT	DIRECTOR SINCE: May 2020 Black/Male Age 66	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation (Chair)

PROFESSIONAL BACKGROUND:

Mr. Todman served as Vice Chairman of Whirlpool Corporation, a global home appliance company, from November 2014 until his retirement in December 2015, and as a member of Whirlpool’s Board of Directors for nine years. Prior to that, Mr. Todman was President, Whirlpool International, from 2009 to 2014 and President, Whirlpool North America, from 2007 to 2009. Mr. Todman joined Whirlpool in 1993 and served in various capacities, including management, operations, sales and marketing positions in North America and Europe.

Before joining Whirlpool, Mr. Todman served in a variety of roles of increasing responsibility with Wang Laboratories, Inc., a manufacturer of computer systems, from 1983 to 1993, and PricewaterhouseCoopers LLP, a multinational professional services firm, from 1979 to 1983.

DIRECTOR QUALIFICATIONS:

•

Mr. Todman has broad leadership experience, including leading a $10 billion international business unit at Whirlpool.

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Mr. Todman brings strong industry knowledge and marketing experience. He has extensive consumer experience from Whirlpool and as a director of Newell Brands and Brown-Forman.

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Mr. Todman has comprehensive knowledge of emerging markets and has led strategic growth initiatives for emerging markets in Asia.

•

Mr. Todman has extensive public company board and corporate governance experience. He is a director of Brown-Forman, Carrier Global Corporation and Prudential, and a former director of Newell Brands and Whirlpool.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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Dirk Van de Put Chair and Chief Executive Officer, Mondelēz International, Inc.	DIRECTOR SINCE: November 2017 CHAIR SINCE: April 2018 White/Male Age 63	DIRECTOR SKILLS:

PROFESSIONAL BACKGROUND:

Mr. Van de Put became Chief Executive Officer of Mondelēz International and joined the Company’s Board of Directors in November 2017. He became Chair in April 2018. Mr. Van de Put served as President and Chief Executive Officer of McCain Foods Limited, a multinational frozen food provider, from 2011 to 2017, and served as its Chief Operating Officer from 2010 to 2011.

Mr. Van de Put was President and Chief Executive Officer, Global Over-the-Counter, Consumer Health Division of Novartis AG, a global healthcare company, from 2009 to 2010. From 1998 to 2009, he held a variety of roles with Groupe Danone SA, a multinational provider of packaged water, dairy and baby food products, including Executive Vice President, Fresh Dairy and Waters, Americas, and Executive Vice President, Fresh Dairy and Waters, Latin America.

From 1997 to 1998, Mr. Van de Put served as President, Coca-Cola Caribbean, and as Vice President, Value Chain Management, Coca-Cola Brazil. From 1986 to 1997, he held a variety of roles with Mars, Incorporated, a global manufacturer of confectionery, pet food and other food products and a provider of animal care services, including General Manager and President, Southern Cone Region, Mars South America and Vice President, Marketing, Latin America.

DIRECTOR QUALIFICATIONS:

•

Mr. Van de Put is a seasoned global Chief Executive Officer with experience and expertise in all critical business and commercial operations in both emerging and developed markets. He brings a global perspective to the Board, having lived and worked on three different continents.

•

Mr. Van de Put has extensive leadership experience, including 30 years of experience in the food and consumer packaged goods industry.

•

Mr. Van de Put is fluent in English, Dutch, French, Spanish and Portuguese.

•

Mr. Van de Put has public company board and corporate governance experience. He is a director of AB Inbev SA/NV and a former director of Keurig Dr Pepper Inc. and Mattel, Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

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CORPORATE GOVERNANCE

Our Board is committed to corporate governance practices that promote and protect the long-term interests of our shareholders. We design our corporate governance practices to provide a robust and balanced framework for the Board in performing its fiduciary duties and to promote trust in the Company. Our Board believes that having and adhering to a strong corporate governance framework is essential to our long-term success.

GOVERNANCE GUIDELINES

KEY ELEMENTS OF OUR GOVERNANCE FRAMEWORK, PRACTICES AND POLICIES ENHANCE OUR BOARD’S EFFECTIVENESS AND ACCOUNTABILITY TO SHAREHOLDERS

The Guidelines articulate our governance philosophy, practices and policies in a range of areas, including the Board’s role and responsibilities, Board composition, membership criteria and structure, CEO and Board performance evaluations, and succession planning. At least annually, the Governance Committee reviews the Guidelines and recommends any changes to the Board for its consideration.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have considerable overlap with those typically performed by an independent Board Chair, including:

•  Engages in planning and approval of meeting schedules and agendas;

•  Presides over regular executive sessions of independent directors;

•  Provides input into the design of the annual Board, committee and individual director self-evaluation process;

•  Serves as an alternate member of all Board committees;

•  Conducts the annual Board and individual director self-evaluation process in coordination with the Governance Committee; and

•  Consults with major shareholders.

A highly effective and engaged independent Lead Director:

•  Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;

•  Enhances independent directors’ input and investors’ perspectives on agendas and discussions;

•  Fosters candid discussion during regular executive sessions of the independent directors;

•  Facilitates effective communication and interaction between the Board and management;

•  Serves as a liaison between the independent directors and the Chair and CEO; and

•  Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.

•  At least 80% of our directors must meet the independence requirements prescribed by Nasdaq listing standards.

•  The Guidelines provide that currently the Chair and CEO should be the only member of management to serve as a director.

•  Provides independent Board oversight of management on behalf of shareholders.

•  Board composed entirely of independent directors (with the exception of the CEO).

•  Committees composed entirely of and chaired by independent directors.

Regular Executive Sessions of Independent Directors. At each in-person Board meeting, the independent directors meet in executive session without any members of management present. The independent Lead Director chairs these sessions.	Allows the Board to discuss substantive issues, including matters concerning management, without management present.

Annual Board and Committee Self-Assessments.

•  Annual Board, committee and director self-assessments include candid, one-on-one conversations between the independent Lead Director and each director, in coordination with the Governance Committee.

•  The results of these self-assessments are used in planning Board and committee meetings and agendas, fostering director accountability and committee effectiveness, analyzing Board composition, and making director recruitment and governance decisions.

•  Promotes continuous process improvement of the Board and committees.

•  Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.

•  Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

Tenure and Retirement Policies. • Non-employee directors have a term limit of 15 years. • Non-employee directors will not be nominated for election to the Board after their 75th birthday.	• Promotes ongoing evolution and refreshment. • Average tenure for current non-employee directors is approximately five years.

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Key Practice or Policy	Benefits
Ongoing Director Succession Planning. The Guidelines provide that the Governance Committee actively seeks out (and instructs any search firm it engages to seek out) women and minority candidates to include in the pool from which director nominees are chosen.	Maintaining a diverse Board with varying backgrounds, skills, expertise, gender and race promotes diversity, equity and inclusion in decision-making and oversight.

Limitations on Other Board Service.

•  Directors should not serve on more than three public company boards in addition to our Board.

•  Directors who also serve as CEO at another public company should not serve on more than two public company boards in addition to our Board.

• Helps affirm that that directors have sufficient time to fulfill their fiduciary duties to the Company. • All directors comply with this policy.
Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.
Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.
Special Meeting of Shareholders. The holders of at least 20% of the voting power of the outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

Regular Shareholder Engagement.

•  We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand their perspectives.

•  The independent Lead Director is available for consultation with our major shareholders.

•  Following our 2023 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 50% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 31% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 24% of our outstanding shares.

•  This practice provides open channels of communication with our shareholders and helps promote regular consideration of and response to feedback on the Company’s strategy, corporate governance, compensation and ESG.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.

Annual CEO Evaluation and Board Oversight of Executive Compensation.

•  Annually, the People and Compensation Committee sets goals for and evaluates the Chair and CEO’s performance. The People and Compensation Committee seeks input from the other directors before deciding on a performance rating and compensation actions.

•  The People and Compensation Committee also oversees our executive compensation program.

•  Company’s executive compensation program aligns with our business strategy and reflects the strength of ongoing shareholder feedback.

•  Enhances management accountability.

•  Promotes long-term shareholder returns.

Board Oversight of Strategy and Risk Management.

•  The Board reviews the Company’s strategic plan periodically and holds at least one meeting per year primarily dedicated to strategy.

•  The Board also has ultimate responsibility for risk oversight and exercises its risk oversight responsibility at both the Board and committee level.

•  Enhances management accountability as the Company’s goals and executive compensation design are tied to a number of metrics critical to achieving the strategic plan and promoting long-term shareholder returns.

•  At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and operational risks.

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DIRECTOR ONBOARDING AND EDUCATION

We provide new directors with a substantive onboarding program. They meet with numerous Company executives to learn about different aspects of Company operations, and they are invited to attend various Board committee meetings. Once new directors are appointed to committees, they meet with Company officers who support those committees.

During their service, directors have opportunities to meet and talk with our employees during visits to Company facilities and during our Board and committee meetings. During 2023, individual directors toured the Thane India R&D Center and Sri City India Plant, met with employees and participated in market visits.

We also regularly conduct voluntary educational sessions for directors on a variety of topics relevant to the Company. In 2023, these sessions focused on Cybersecurity, Environmental and Climate, Brands and Mindful Snacking.

In addition, the Company supports director participation in continuing education programs and reimburses directors for reasonable costs associated with attendance.

BOARD LEADERSHIP STRUCTURE

The Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including determining the leadership structure that will best serve those interests. The By-Laws provide the Board flexibility in determining its leadership structure. Within this framework, the Board determines the most appropriate leadership structure at a given time in light of the Company’s needs and circumstances, as described more fully below.

The Board may determine that the CEO should also serve as Chair, and if it does so, the independent directors appoint an independent Lead Director with broad and substantive duties and responsibilities that have considerable overlap with those of an independent Board Chair. The independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board. As part of the Board’s regular agenda, the independent Lead Director presides over executive sessions of the independent directors without the participation of the Chair and CEO. The independent Lead Director also serves as a direct point of contact for shareholders and, in Fall/Winter 2023, led engagements with investors holding approximately 24% of our outstanding shares. The independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. In addition, the independent directors may assign, and from time to time have assigned, to the independent Lead Director any additional duties over and above these fixed responsibilities as they deem appropriate.

In considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent shareholders’ interests, the Board takes into account various factors. Among them are our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, shareholder input, and our corporate governance practices. The Board recognizes the importance of the Company’s leadership structure to our shareholders and considers input on the topic obtained through robust shareholder engagement.

The Board believes that our shareholders benefit most when the Board has the flexibility and discretion to make decisions about the appropriate leadership structure for the Company in light of the Company’s needs and circumstances. At this time, the Board believes the current leadership structure continues to be appropriate for the Company and our shareholders.

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THE BOARD’S CURRENT LEADERSHIP STRUCTURE PROVIDES INDEPENDENT LEADERSHIP AND MANAGEMENT OVERSIGHT

Our Board is led by Mr. Van de Put, the Chair and CEO, together with Mr. Siewert, our independent Lead Director. Each Board committee is composed entirely of, and is chaired by, independent directors, and each committee has a clearly defined area of oversight regarding key risks and Company functions. This leadership structure enhances the Board’s oversight of material risks because our Chair and CEO is uniquely positioned to identify emerging risks while our Lead Director and Committee Chairs provide independent oversight of the Company’s risk management programs. Other than Mr. Van de Put, the Board is composed entirely of independent directors and each of them has access to the CEO and other company executives.

Mr. Van de Put and Mr. Siewert work closely together. The Board believes that they, together with our Committee Chairs, provide appropriate Board leadership and oversight of the Company while facilitating effective and efficient functioning of both the Board and management. Under Mr. Van de Put’s leadership and the Board’s oversight, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our ESG goals.

MR. VAN DE PUT	MR. SIEWERT
Chair since 2018	Lead Director since 2022

The Board carefully considered its leadership structure, including whether the role of Chair should be a non-executive position or combined with that of the CEO. The Board concluded that combining these roles results in significant benefits for the Company and our shareholders, and best positions Mr. Van de Put to:

•  promote shareholders’ interests and contribute to the Board’s effectiveness and efficiency due to his deep knowledge of the Company, the food industry and the competitive environment in which we operate;

•  promote the alignment of our strategic and business plans;

•  ensure items of greatest importance for our global operations and risk management activities are brought to the attention of, and reviewed by, the Board on a timely basis;

•  highlight important issues with the Board as they happen, as market dynamics change, or as risks evolve, ensuring appropriate oversight and discussion;

•  lead the Board’s discussion of the Company’s critical business matters, including risk-related matters and management’s response; and

•  enable the Board to stay abreast of the dynamic and rapidly evolving consumer and retail landscape in which the Company operates.

The independent directors selected Mr. Siewert to lead our Board as independent Lead Director because he has extensive leadership experience, including risk management and oversight, shaped through his years as a Managing Director and Partner for The Carlyle Group, L.P., his prior leadership roles at The Coca-Cola Company and Eastman Kodak Company, and his experience as lead director at Avery Dennison Corporation. Given his broad global and operational experience in the food, beverage and consumer products industries, the Board believes Mr. Siewert is well-positioned to:

•  provide independent Board leadership and oversight, including with respect to business matters and risk management activities;

•  facilitate effective information flow to directors and across committees, and promote active discussion and collaboration among the independent directors;

•  serve as an effective liaison between the Board and management, as well as between the independent directors and the Chair and CEO;

•  provide candid, constructive and independent feedback to management, including regarding Board concerns and information needs; and

•  actively engage in shareholder outreach.

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INDEPENDENT LEAD DIRECTOR ROLE AND RESPONSIBILITIES

The Board created the independent Lead Director position to, among other things, provide strong leadership of the Board’s affairs on behalf of shareholders, increase the Board’s effectiveness, promote open communication among the independent directors, and serve as the principal liaison between the Chair and the other independent directors. The independent directors annually select the independent Lead Director for a one-year term. The current Board structure has been discussed with shareholders and their feedback has been taken into consideration with respect to the independent Lead Director role.

The independent Lead Director has significant authority and responsibilities that protect Company and shareholder interests by promoting strong management oversight and accountability. Under the Guidelines, the independent Lead Director, in consultation with the other independent directors, has the following substantive duties and responsibilities:

•	Serve as liaison between the independent directors and the Chair and CEO;
•	Seek input from the independent directors and advise the Chair and CEO as to an appropriate annual schedule of, and major agenda topics and content of related briefing materials for, regular Board meetings;
•	Review and approve meeting agendas as well as the content of Board briefing materials and may add agenda items in his or her discretion, including risk-related matters;
•	Review and approve the allocation of time for the Board and committee meetings;
•	Preside at Board meetings at which the Chair is not present and preside at executive sessions of the independent directors;
•	Call meetings of the independent directors or of the Board;
•	Facilitate effective communication and interaction between the Board and management;
•	Serve as an alternate member of all Board committees;
•	Conduct the annual Board, committee and individual director self-evaluation process in coordination with the Governance Committee;
•	Work with the Governance Committee to develop recommendations for committee structure, membership, rotations and committee chairs; and
•	Perform such other duties as the Board may delegate, and has from time to time delegated, to the independent Lead Director.

In addition, our Guidelines provide that management generally should communicate about the Company with shareholders and other constituencies. From time to time, the Lead Director meets with or communicate with various constituencies of the Company, generally after consultation with management. The Lead Director also is available for consultation and direct communication with the Company’s major shareholders.

DIRECTOR INDEPENDENCE

ALL DIRECTORS ARE INDEPENDENT EXCEPT FOR OUR CHAIR AND CEO

The Guidelines require that at least 80% of our directors meet the Nasdaq listing standards’ independence requirements. A director is considered independent if the Board affirmatively determines, after reviewing all relevant information, that the director has no relationship with Mondelēz International or any of its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based on that criterion, the Board determined that Cees ‘t Hart, Lewis W.K. Booth, Charles E. Bunch, Ertharin Cousin, Brian J. McNamara, Jorge S. Mesquita, Anindita Mukherjee, Jane Hamilton Nielsen, Paula A. Price, Patrick T. Siewert and Michael A. Todman are all independent. Mr. Van de Put is not independent because he is a Mondelēz International employee. In addition, the Board previously determined that Lois D. Juliber and Christiana S. Shi were independent during the time that they served as directors during fiscal 2023.

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BOARD OVERSIGHT OF STRATEGY

Oversight of our business strategy is one of our Board’s key responsibilities. The Board believes that overseeing and monitoring strategy is a continuous process. The Board has at least one meeting each year primarily dedicated to strategy where it meets with management to discuss, understand and challenge our strategic plan’s short- and long-term objectives. At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and operational risks. Throughout the strategic review that led to the development of our growth strategy, the Board and management team worked in close coordination to craft a consumer-centric strategy that leverages our Company’s unique strengths in the snacking market to accelerate growth. Additionally, in 2022, we unveiled the evolution of our long-term growth strategy elevating Sustainability as a fourth strategic growth pillar now sitting alongside Growth, Execution and Culture.

Our Board, with recommendations from the Finance Committee, oversees the alignment of our capital allocation priorities with our long-term strategy. The Board oversees our capital allocation process and annually reviews our capital deployment budget, with the goal of balancing investment in growth and returning cash to shareholders. We continue to demonstrate this balance through our investments in capital expenditures, mergers and acquisitions, and research and development paired with dividend growth and share repurchases.

Our Board also oversees our ESG-related risks, strategy, progress, and alignment with purpose, stakeholder interests and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our DE&I goals. For more information, see “Our Distinctive Approach to Environmental and Social Issues,” which begins on page 54.

BOARD OVERSIGHT OF RISK MANAGEMENT

Our business faces various risks, including strategic, financial, operational, ESG, reputational, legal and compliance risks. Identifying, managing and mitigating our exposure to these risks, along with effectively overseeing such matters, are activities critical to our operational decision-making and annual planning processes.

The Board has ultimate responsibility for risk oversight. Each of our director nominees has experience managing or overseeing enterprise risk management (“ERM”) programs, either through operating or other professional experience, or through public company board experience, and leverages his or her experience.

Management is responsible for the day-to-day assessment, management and mitigation of risk subject to the Board’s guidance and oversight. The Board exercises its risk oversight responsibility throughout the year at both the Board level and through its standing committees, which are comprised solely of independent directors. The Board has delegated primary responsibility for overseeing enterprise risk assessment and management to the Audit Committee. Pursuant to its charter, the Audit Committee regularly, and at least annually, reviews and discusses our ERM process and assessment and risk mitigation results.

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Our committees oversee risks within their respective areas of accountability and report back to the Board. During 2023, the Board and committees reviewed and assessed risks related to our business and operations as shown below:

THE BOARD

- Strategy
- Operation
- Revenue growth management and pricing strategy
- Transformation change management and supply chain excellence
- Environmental and social sustainability
- Food safety
- Well-being
- Human Capital Management, including talent management and succession planning
- Diversity, equity and inclusion
- Enterprise digital transformation

COMMITTEES

AUDIT

- Financial statements
- Financial reporting and internal control processes
- Accounting matters
- Legal, compliance and regulatory matters
- Business continuity/ disaster recovery
- Supply chain resilience
- Cybersecurity and data protection
- Financial risk management
- Health, safety and environmental matters
- ESG disclosure processes

GOVERNANCE, MEMBERSHIP AND SUSTAINABILITY

- Governance practices
- Board organization, membership and structure
- Related person transactions
- Well-being
- Environmental and social sustainability
- Public policy
- Mondelēz International's public image and reputation
- Political activities and contributions

PEOPLE AND COMPENSATION

- Executive compensation policies and practices
- Succession planning
- People policies, practices and strategy
- Diversity, equity and inclusion
- Workplace compliance

For a discussion about risk oversight relating to the compensation programs, see "How the PCC Manages Compensation Related Risk" on page 78.

FINANCE

- Capital structure
- Financial strategies
- Strategic transactions, including mergers, acquisitions and divestitures
- Interest rate exposure
- Enterprise funding and liquidity

While the Board and each committee have ultimate responsibility for risk oversight, management is responsible for the day-to-day management of risk. We have robust internal processes and controls owned by global enterprise risk owners that facilitate the identification, assessment, prioritization, mitigation, monitoring and validation of material short-, intermediate- and long-term risks. Our ERM program also leverages a risk mapping process that considers, among other things, risk impact, velocity, likelihood and preparedness. Our global enterprise risk owners regularly engage outside advisors, where appropriate, to assist in the identification and evaluation of risks.

We have a Risk and Compliance Committee, co-facilitated by our SVP, Global Chief Ethics & Compliance Officer (“Chief Ethics & Compliance Officer”) and SVP, Chief Audit & Controls Officer (“Chief Audit & Controls Officer”) and composed of Executive leaders from the Finance, Accounting, Legal, Compliance, Internal Audit and People functions, which provides broad oversight of our key enterprise risk mitigation plans and ERM process. The Risk and Compliance Committee periodically reviews the key enterprise risk updates and meets with global enterprise risk owners responsible for managing the risk, and mitigation actions and the status of the annual enterprise risk assessment. Our Chief Ethics & Compliance Officer and Chief Audit & Controls Officer regularly report to the Audit Committee to provide updates on the

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status of the ERM process and the Board receives reports of Audit Committee discussions regarding its oversight of the ERM process. The global enterprise risk owners provide periodic updates at the Audit Committee, Governance and PCC on the top key enterprise risks. Global risk owners also engage with BU and region risk owners to collect insights, learnings across regions and strengthen risk mitigation plans.

Our ERM process also facilitates open communication between management and the Board, which helps the Board’s and committees’ understanding of  key risks to our business and performance and the functioning of our risk management process, including who participates in the process and the information gathered in the assessment. Management regularly provides reports to the Board or the appropriate committee on key risks and the actions management has taken to monitor, control and mitigate these risks. Members of management responsible for overseeing specific risks attend Board and committee meetings throughout the year to discuss these reports and provide any updates. The committees also report key risk discussions to the Board following their meetings. Board members may further discuss the risk management process directly with members of management. The independent Lead Director also regularly meets with the other independent directors without management present to discuss current and emerging risks, among other topics.

The Company also believes that our Board leadership structure supports the Board’s risk oversight function. The combined roles of Chair and CEO, in consultation with the independent Lead Director and Committee Chairs,  ensure items of greatest importance for the business, including significant emerging risks, are brought to the attention of, and reviewed by, the Board on a timely basis, ensuring appropriate oversight and discussion. For more information, see “Board Leadership Structure,” which begins on page 35.

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT AND CORPORATE CULTURE

HUMAN CAPITAL MANAGEMENT

Our Board recognizes that our employees are one of our greatest assets, and is actively engaged in overseeing human capital management throughout the organization. The PCC is responsible for oversight of organizational engagement and effectiveness and regularly reviews human resources policies and practices, talent sourcing strategies, employee development programs, succession plans, workplace compliance matters, and diversity policies, objectives and programs.

Talent Development

The PCC focuses on plans for developing our mid-level talent into future leaders. We have a number of initiatives to provide these potential future leaders with the experience and exposure needed to succeed at the highest levels of our Company. Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps, and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on-the-job experiences, and coaching, as well as tuition reimbursement for a majority of our employees in the United States to promote continued professional growth. Additionally, we understand the importance of maintaining competitive compensation and benefits, and in providing appropriate training so employees can learn and have opportunities to pursue their career interests with the Company.

Workforce Diversity, Equity and Inclusion

We believe that a diverse workforce with a range of experiences and perspectives is a significant driver of sustainable innovation and growth. Our governance model includes full Board reviews twice per year of the Company’s approach and response to workforce DE&I. The Board is involved and aligned with management, including our Mondelēz Leadership Team and Chief Diversity & Inclusion Officer, on our workforce DE&I commitments and initiatives that promote an inclusive workplace.

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We include DE&I and other human capital metrics as a part of the strategic scorecard within our annual incentive plan for our CEO and other senior leaders. This scorecard is first focused on talent sufficiency as it is critical that we have the talent to fuel our growth. This scorecard is used consistently across our company at both the corporate and region level. We also include metrics related to women in leadership globally and Black representation on our U.S. management team. (1) At the end of 2023, women held 42% of global management roles (defined as Director and above) and 42% of executive leadership roles (defined as the Management Leadership Team plus one level below). In the United States, People of Color held approximately 36% of management roles (defined as Director and above), and Black employees held 6.3% of management roles at the end of 2023. (2)

Workplace Safety and Wellness

The Audit Committee oversees our health and safety performance and reviews with management our health and safety priorities and initiatives. To promote a strong culture of health and safety and prioritize keeping a healthy and safe working environment, we employ comprehensive health, safety and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools and metrics to reduce workplace injuries and enhance the health and safety of our employees, both in and out of the workplace.

We remain committed to providing a modern and flexible approach to how and where we work. Our hybrid work model way of working allows office-based employees to engage with colleagues, customers and suppliers in-person on a regular basis while also leveraging innovative technology to optimize collaboration across geographically dispersed teams.

To support our colleagues and promote a diverse and sustainable workforce, “The Right You” is our global cross-functional initiative empowering our team members to thrive both at work and at home. “The Right You” is a globally-integrated, holistic approach to employee well-being, that provides employees with resources, tools, social support, privacy, employee assistance program and strategies to adopt and maintain healthy behaviors and supports awareness by all employees of available resources.

MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT

Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and continuous. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.

The PCC, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in market reviews and informal settings.

CORPORATE CULTURE

Our Board believes that a positive corporate culture is vitally important to our success. Accordingly, the Board oversees the implementation of practices and policies to maintain a positive and engaging work environment for our team members. Our global compliance and integrity program guides our employees to act with integrity and make ethical decisions while conducting business around the world. In addition, Board members are provided direct access to our

(1)	The Company’s representation goals are aspirational in nature; Mondelēz desires to provide equal employment opportunities, and will continue to hire and promote the best qualified candidates through employment practices that are consistent with applicable laws.

(2)	Reported information for 2023 excludes employees from the total population who did not self-identify (which were included in prior years).

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employees. Directors have engaged with employees in person through activities such as walking the floors of our offices and participating in small group discussions, plant and in-market visits and receptions. These visits help directors assess our culture and interact with employees outside the senior management team.

Each year the Board reviews our global employee engagement survey results. The survey provides rich data for our leaders and a useful way to compare Mondelēz International to other companies. This information helps us create action plans at global, regional, functional and managerial levels.

For additional details on talent management and development initiatives, our DE&I initiatives, workplace safety and wellness, and our engagement survey, please see the Human Capital section of our 2023 Form 10-K and our Snacking Made Right report.

MEETING ATTENDANCE

Directors are expected to attend all Board meetings, the Annual Meeting of Shareholders and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting due to conflicts or unforeseen circumstances.

•	The Board held 13 meetings during 2023.

•	During 2023, Ms. Cousin, Ms. Mukherjee, Ms. Nielsen, Mr. Bunch, Mr. Mesquita, Mr. Siewert and Mr. Van de Put attended 100% of the meetings of the Board and all committees on which they served during the period that he or she served. Mr. ‘t Hart, Mr. Booth and Mr. Todman attended at least 86% of meetings of the Board and all committees on which they served during the period that he or she served.

•	Eight of the nine then-incumbent directors attended the 2023 Annual Meeting of Shareholders.

CODES OF CONDUCT

CODE OF BUSINESS CONDUCT AND ETHICS FOR NON-EMPLOYEE DIRECTORS

We have adopted a Code of Business Conduct and Ethics for Non-Employee Directors that is designed to foster a culture of honesty and integrity, focus on areas of ethical risk, guide non-employee directors in recognizing and handling ethical issues, and provide mechanisms to report unethical conduct. Annually, all non-employee directors must acknowledge in writing that they have received, reviewed and understand the Code of Business Conduct and Ethics for Non-Employee Directors.

EMPLOYEE CODE OF CONDUCT

We have adopted the Mondelēz International Code of Conduct (the “Code of Conduct”) for all our employees, which reflects our values and contains important rules for conducting our business. The Code of Conduct is part of our global compliance and integrity program, which provides training throughout the Company and encourages reporting of potential wrongdoing through anonymous reporting options and a publicized non-retaliation policy.

The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Compliance Officer reports to the EVP, Corporate & Legal Affairs — General Counsel and Corporate Secretary and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.

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WHERE TO FIND MORE INFORMATION

To learn more about our corporate governance practices, you can access the corporate governance documents listed below at www.mondelezinternational.com/investors/corporate-governance. We will also provide copies of any of these documents to shareholders upon written request to the Corporate Secretary.

•	Articles of Incorporation
•	By-Laws
•	Corporate Governance Guidelines
•	Board Committee Charters
•	Code of Business Conduct and Ethics for Non-Employee Directors

You can access the Code of Conduct at www.mondelezinternational.com/about-us/our-way-of-doing-business/code-of-conduct.

We will disclose in the Corporate Governance section of our website any amendments to the Code of Business Conduct and Ethics for Non-Employee Directors or the Code of Conduct, and any waiver granted to an executive officer or director under these codes, to the extent required.

REVIEW OF TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

The Board has adopted a written policy regarding related person transactions. In general, “related persons” are directors, director nominees, executive officers, and shareholders who beneficially own more than 5% of our outstanding Common Stock and any of their immediate family members. A related person transaction is one in which Mondelēz International or one of its subsidiaries is a participant, the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest.

The Governance Committee reviews transactions that might qualify as related person transactions. If the Governance Committee determines that a transaction is a related person transaction, it reviews and then approves, disapproves or ratifies the transaction. Only those related person transactions that are fair and reasonable to Mondelēz International and in our shareholders’ best interests are ratified or approved. When it is not practicable or desirable to delay review of a transaction until a committee meeting, the chair of the Governance Committee may act on behalf of the committee and report to the Governance Committee on any transaction reviewed.

When reviewing and acting on a related person transaction under this policy, the Governance Committee considers, among other things:

•	the commercial reasonableness of the transaction;
•	the materiality of the related person’s direct or indirect interest in the transaction;
•	whether the transaction may involve an actual conflict of interest or create the appearance of one;
•	the impact of the transaction on the related person’s independence (as defined in the Guidelines and the Nasdaq listing standards); and
•	whether the transaction would violate any provision of the Code of Business Conduct and Ethics for Non-Employee Directors or the Code of Conduct.

Any member of the Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or decisions regarding the transaction.

REVIEW OF RELATED PERSON TRANSACTIONS SINCE JANUARY 1, 2023

BlackRock, Inc. (“BlackRock”), an investment management corporation, filed a Schedule 13G/A with the SEC reporting that it was a greater than 5% shareholder of the Company as of December 31, 2023. During 2023, BlackRock acted as an investment manager with respect to certain investment options under our U.S., Canadian and Puerto Rican retirement savings plans and Canadian, Irish and U.K. pension plans. BlackRock was selected as an investment manager by each

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plan’s designated authority for plan investments. BlackRock’s selection was based on the determination of each plan’s designated authority that the selection met applicable standards and that the fees were reasonable and appropriate. BlackRock’s fees were approximately $2.42 million during 2023. Each of the plans for which Blackrock performed services paid the fees for those services from its assets. The plans expect to pay similar fees to BlackRock during 2024 for similar services. Fees, based on plan asset value, are paid quarterly on a lag basis.

SHAREHOLDER OUTREACH AND COMMUNICATION WITH THE BOARD

As part of our effort to better understand our shareholders’ perspectives, we regularly engage with shareholders, seeking their input and views on various matters. Since our 2023 Annual Meeting of Shareholders, the independent Lead Director and members of senior management have conducted comprehensive shareholder engagement. We reached out to shareholders representing approximately 50% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 31% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 24% of our outstanding shares. In addition, we engaged with shareholders on governance and ESG matters at roundtables and corporate governance forums.

During these engagements, we discussed a variety of topics, including the Company’s business strategy, Board governance, executive compensation, human capital management, environmental and social sustainability and other matters. These discussions were very productive, and we appreciate that our shareholders took the time to share their perspectives and questions with us. The feedback we received during these conversations was shared with the Board, the PCC, and the Governance Committee, and it continues to inform our policies and practices.

Shareholders may directly contact the Board, the independent Lead Director, any of the independent directors or any committee of the Board regarding matters relevant to the Board’s duties and responsibilities. Information about how to do so is available at www.mondelezinternational.com/investors/corporate-governance/contacting-the-board-and-reporting-wrongdoings. The independent Lead Director is available for consultation with our major shareholders.

The Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent Lead Director or appropriate independent director(s), and communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee. Communications relating to ordinary business matters, such as suggestions, inquiries and consumer complaints, are forwarded to the appropriate Mondelēz International executive or employee and made available to any independent director who requests them. We do not forward solicitations, junk mail, or frivolous or inappropriate communications.

In furtherance of our commitment to ongoing engagement with our shareholders, management and subject matter experts met, or are scheduled to meet in advance of the Annual Meeting, with the proponents of the shareholder proposals contained in this Proxy Statement to discuss their respective proposals.

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BOARD COMMITTEES AND MEMBERSHIP

The Governance Committee considers and makes recommendations to the Board regarding the Board’s committee structure and membership. The Board establishes its committee structure and designates the committee members and chairs after consideration of these recommendations.

The Board currently has four standing committees: Audit; Finance; Governance; and PCC. The Board has adopted a written charter for each standing committee. The charters, which are available on our website at www.mondelezinternational.com/investors/corporate-governance, define the committees’ respective roles and responsibilities. All committee members and chairs are independent.

Committee chairs approve agendas and materials for their committee meetings. Each committee meets regularly in executive session without management. Directors may attend the meetings of any committee of which they are not a member. Committees may retain outside legal, financial, accounting and other advisors at the Company’s expense. Each Committee regularly reports its actions and recommendations to the Board.

COMMITTEE MEMBERSHIP

	As of March 13, 2024
	Audit Committee	Finance Committee	Governance, Membership and Sustainability Committee	People and Compensation Committee
Cees ‘t Hart
Lewis W.K. Booth*
Charles E. Bunch
Ertharin Cousin
Brian J. McNamara
Jorge S. Mesquita
Anindita Mukherjee
Jane Hamilton Nielsen
Patrick T. Siewert
Michael A. Todman
Total Number of Committee Meetings During 2023	9	2	7	8

*	Mr. Booth is not standing for re-election in accordance with the Company’s mandatory retirement policy for directors and will retire at the Annual Meeting.
+	Lead Director and alternate member of all Board committees.

Member
Chair

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AUDIT COMMITTEE

The Board has determined that all of the Audit Committee members meet the enhanced test of independence prescribed by the Nasdaq listing standards and SEC rules. The Board also has determined that director nominees Cees ‘t Hart, Jane Hamilton Nielsen, Paula A. Price and Patrick T. Siewert each qualify as “audit committee financial experts” within the meaning of SEC regulations and have financial sophistication in accordance with Nasdaq listing standards. No Audit Committee member received any payments in 2023 from Mondelēz International other than compensation for service as a director.

RESPONSIBILITIES

Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accountants.

Among other duties, the Audit Committee also oversees:

•	The oversight of ESG-related disclosure in SEC filings, including controls and assurance;
•	The integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding our assets;
•	Our compliance with legal and regulatory requirements;
•	Our independent auditors’ qualifications, independence, and performance;
•	The performance of our internal auditors and internal audit function;
•	Our technology and cybersecurity risk, including risk mitigation; and
•	Our guidelines and policies with respect to risk assessment and risk management.

The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program, and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the PCC on workplace compliance-related matters. The Chief Compliance Officer reports to the EVP, Corporate & Legal Affairs — General Counsel and Corporate Secretary and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.

The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters, or anything else that appears to involve financial or other wrongdoing. To report such matters, please visit www.mondelezinternational.com/investors/corporate-governance for information about reporting options.

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AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2023

Management has primary responsibility for Mondelēz International’s financial statements and the reporting process, including the systems of internal control over financial reporting. Our role as the Audit Committee of the Mondelēz International Board of Directors is to oversee Mondelēz International’s accounting and financial reporting processes and audits of its financial statements. We also emphasize the Board’s commitment to compliance and ethical conduct throughout the organization. In addition, in 2023 we assisted the Board in its oversight of:

•	Mondelēz International’s compliance with legal and regulatory requirements;
•	Mondelēz International’s independent registered public accountant’s qualifications, independence and performance;
•	The performance of Mondelēz International’s internal auditor and the internal audit function; and
•	Mondelēz International’s risk assessment and risk management guidelines and policies.

Our duties include overseeing Mondelēz International’s management, the internal audit department, and PricewaterhouseCoopers LLP, Mondelēz International’s independent registered public accountants, in their performance of the functions listed below, for which they are responsible.

Management responsibilities include:

•	Preparing Mondelēz International’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”);
•	Assessing and establishing effective financial reporting systems and internal controls and procedures; and
•	Reporting on the effectiveness of Mondelēz International’s internal control over financial reporting.

Internal Audit Department responsibilities include:

•	Assessing management’s system of internal controls and procedures; and
•	Reporting on the effectiveness of that system.

Independent Registered Public Accountants responsibilities include:

•	Auditing Mondelēz International’s financial statements;
•	Issuing an opinion about whether the financial statements conform with U.S. GAAP; and
•	Annually auditing the effectiveness of Mondelēz International’s internal control over financial reporting.

Periodically, we meet both independently and collectively with management, the internal auditor and/or the independent registered public accountants to, among other things:

•	Discuss the quality of Mondelēz International’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;
•	Review significant audit findings prepared by each of the independent registered public accountants and internal audit department, together with management’s responses;
•	Review the overall scope and plans for the audits by the internal audit department and the independent registered public accountants;
•	Review matters related to the conduct of the independent registered public accountant’s audit;
•	Review any critical audit matter identified in the independent registered public accountant’s report;
•	Review critical accounting policies, the implementation of new accounting standards, and the significant estimates and judgments management used in preparing the financial statements and their appropriateness for Mondelēz International’s business and current circumstances; and
•	Review Mondelēz International’s earnings releases and its use of non-GAAP financial measures.

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In addition to the activities outlined above, in 2023 we reviewed with management, among other things:

•	The Company’s ESG reporting and disclosures in its SEC filings and the evolving ESG regulatory landscape, including increased regulatory focus on climate change;
•	Guidelines and policies with respect to Mondelēz International’s overall risk assessment and risk management, including our ERM process and specific risks identified in that process, including commodity and foreign exchange risks;
•	Mondelēz International’s information technology and cybersecurity risk management and business continuity planning, including briefings by the Company’s Chief Information Officer on information security matters and discussions on cybersecurity with the Company’s Chief Information Security Officer and the internal audit department;
•	Health and safety and compliance matters;
•	Significant legal and regulatory matters;
•	The U.S. and non-U.S. tax regulatory environment; and
•	External ratings related to the performance of our duties of oversight.

Before Mondelēz International filed its Annual Report on Form 10-K for the year ended December 31, 2023, with the SEC, we also:

•	Reviewed and discussed the audited financial statements with management and the independent registered public accountants;
•	Discussed with the independent registered public accountants the items the independent registered public accountants are required to communicate to the Audit Committee in accordance with the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•	Received from the independent registered public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with us concerning independence; and
•	Discussed with the independent registered public accountants their independence from Mondelēz International, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent registered public accountants from performing specified services that could impair their independence, and (ii) Mondelēz International’s and the Audit Committee’s policies.

Based upon the review and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 2, 2024.

Audit Committee:

Lewis W.K. Booth, Chair
Cees ‘t Hart
Jorge S. Mesquita
Jane Hamilton Nielsen

PRE-APPROVAL POLICIES

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. Non-audit services may include audit-related services and tax services, among others. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.

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During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled committee meeting, the committee has delegated pre-approval authority to its Chair. The Chair must report on such pre-approval decisions at the committee’s next regular meeting.

The Audit Committee pre-approved all 2023 audit and non-audit services provided by the independent registered public accountants.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

The aggregate fees for professional services provided to us by our independent registered public accountants, PricewaterhouseCoopers LLP, for 2023 and 2022 were:

	2023	2022
Audit Fees	$15,230,000	$15,442,000
Audit-Related Fees	1,068,000	2,064,000
Tax Fees	45,000	206,000
All Other Fees	104,000	15,000
Total	$16,447,000	$17,727,000

Audit Fees include: (a) the integrated audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates and our internal control over financial reporting; and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements).

Audit-Related Fees include professional services in connection with audits of carve-out financial statements, financial due diligence services, statutorily required attestation services, and various other audit and special reports.

Tax Fees include professional services in connection with tax compliance and consulting services.

All Other Fees include fees for seminars, accounting research and reporting tools, and other services.

Our sponsored benefit plans incurred fees of $88,000 and $90,000 related to audit services in the years 2023 and 2022. These fees are paid for by the benefit plan.

All fees above include out-of-pocket expenses.

FINANCE COMMITTEE

RESPONSIBILITIES

The Finance Committee’s responsibilities include reviewing and making recommendations to the Board on significant financial matters, including:

•	At least annually, our long-term capital structure, including financing plans, projected financial structure, funding requirements, target credit ratings and return on invested capital;
•	Authorization of issuances, sales or repurchases of equity and debt securities;
•	Our external dividend policy and dividend recommendations;
•	Proposed acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and
•	Board authorization and delegation levels with respect to financing matters.

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The Finance Committee also reviews and discusses with management:

•	Results of transactions such as acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and
•	The cash-flow impact of non-debt obligations, including funding pension and other post-retirement benefit plans.

GOVERNANCE, MEMBERSHIP AND SUSTAINABILITY COMMITTEE

RESPONSIBILITIES

The Governance Committee’s responsibilities include:

Membership

•	At least annually, reviewing the characteristics, skills, knowledge, experience, diversity and other criteria for identifying and evaluating directors and recommend changes to the Board, if any;
•	Reviewing the qualifications of candidates for director suggested by Board members, shareholders, management and others in accordance with criteria approved by the Board;
•	Consider the performance and suitability of incumbent directors in determining whether to nominate them for re-election;
•	Recommending to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders;
•	Recommending to the Board candidates to be appointed to the Board as necessary to fill vacancies and newly created directorships;
•	Reviewing and making recommendations to the Board as to the determination of director independence and related person transactions;
•	Recommending to the Board and overseeing compliance with director retirement policies;
•	Recommending to the Board directors to serve as members and chairs of each committee, as well as candidates to fill vacancies on any committee of the Board;
•	Periodically reviewing succession plans for directors, members of each committee, each committee chair and the Lead Director;
•	Evaluating any PCC interlocks among Board members and executive officers;
•	Monitoring directors’ compliance with the stock ownership guidelines; and
•	Overseeing the orientation of new directors and evaluating opportunities for Board members to engage in continuing education.

Governance

•	Annually reviewing and recommending to the Board changes to the Guidelines;
•	Making recommendations to the Board concerning the frequency and content of Board meetings;
•	Making recommendations to the Board concerning the appropriate size, function, composition and structure of the Board and its committees;
•	Developing, recommending to the Board and overseeing an annual self-evaluation process for the Board, its committees and individual directors;
•	Administering the Code of Business Conduct and Ethics for Non-Employee Directors and, at least annually, meeting with the Corporate Secretary to review the Code and, if necessary, recommending changes to the Code to the Board;
•	Reviewing directorships at other for-profit organizations offered to directors and senior officers;
•	Overseeing our engagement with shareholders and proxy advisory firms, including with respect to shareholder proposals; and
•	Advising and making recommendations to the Board on corporate governance matters, to the extent these matters are not the responsibility of other committees.

Sustainability and Public Affairs

•	Except to the extent allocated to another Board committee, overseeing our ESG policies and programs related to corporate citizenship, social responsibility, and public policy issues significant to the Company such as sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic and political activities and contributions, and Board ESG education and capabilities; and
•	Monitoring issues, trends, internal and external factors and relationships that may affect the public image and reputation of the Company and the food and beverage industry.

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Other Duties and Responsibilities Includes

•	Monitoring significant developments in the regulatory environment relevant to the Company; and
•	Performing any other duties and responsibilities that are consistent with the Governance Committee’s purpose, Articles of Incorporation and By-Laws, and governing law, as the Board or the Governance Committee deems necessary or appropriate.

POLITICAL ACTIVITY AND GOVERNANCE

We maintain a robust governance framework for overseeing our political activities. We do so responsibly and transparently, with priority on compliance with federal, state and local laws. The Governance Committee oversees our policies and programs related to corporate citizenship and public policy issues significant to the Company. As our success depends on sound public policies, we regularly work with government officials regarding matters of concern in accordance with applicable laws and regulations.

Mondelēz International has a proud history of involvement in the communities where employees live and work, including participation in the political process to support policies that impact our communities, employees and businesses. We provide comprehensive disclosure of political activity through our website: www.mondelezinternational.com/investors/corporate-governance/board-oversight-of-corporate-citizenship reflecting our policies and procedures for making political contributions and expenditures. In addition, the website provides information on our lobbying activities and a link to the lobbying disclosure reports we file with the United States Congress. A list of U.S. trade associations to which we pay dues of more than $50,000 annually, including the portion of dues attributable to lobbying, can also be found on our website. As demonstrated by our robust reporting, we are firmly committed to providing shareholders with transparency about our political activities.

PEOPLE AND COMPENSATION COMMITTEE

PEOPLE AND COMPENSATION COMMITTEE INDEPENDENCE, INTERLOCKS AND INSIDER PARTICIPATION

The Board determined that all PCC members are independent within the meaning of the Nasdaq listing standards, including the heightened independence criteria for compensation committee members. All members are “non-employee directors” under SEC rules and outside directors under the Internal Revenue Code of 1986, as amended (the “Code”). None of the PCC’s members are or were:

•	An officer or employee of Mondelēz International;
•	A participant in a related person transaction required to be disclosed under Item 404 of Regulation S-K; or
•	An executive officer of another entity at which one of our executive officers serves on the board of directors or the compensation committee.

RESPONSIBILITIES

The PCC’s responsibilities include:

•	Establishing our executive compensation philosophy;
•	Determining the group of companies the PCC uses to benchmark executive and director compensation (the “Compensation Survey Peer Group”);
•	Periodically benchmarking non-employee director compensation against the Compensation Survey Peer Group, considering the appropriateness of the form and amount of non-employee director compensation, and making recommendations to the Board concerning director compensation with a view toward attracting and retaining qualified directors;
•	Assessing the appropriateness and competitiveness of our executive compensation programs, including severance programs and executive retirement income design;
•	Overseeing strategic progress indicators (“SPIs”) for incentive plans;
•	Reviewing and approving goals and objectives of the CEO; evaluating the performance of the CEO in light of these goals and objectives; and based upon this evaluation, determining both the elements and amounts of the CEO’s compensation, including perquisites. The CEO may not be present during voting or deliberations on his or her compensation;

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•	Reviewing management’s recommendations for, and approving the compensation of, the CEO’s executive direct reports and other officers subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
•	Determining annual incentive compensation, equity awards and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants;
•	Determining the policies governing options and other stock grants;
•	Making recommendations to the Board with respect to incentive plans requiring shareholder approval; and approving eligibility for and design of executive compensation programs implemented under shareholder-approved plans;
•	Reviewing the compensation and benefits policies and practices for employees, including non-executive officers, as they relate to our risk management practices and risk-taking incentives, and reviewing proposed material changes to these policies and practices;
•	Overseeing the talent development and succession planning process (including succession planning for emergencies) for the CEO and the CEO’s executive direct reports and, as appropriate, evaluating potential candidates and making recommendations to the Board regarding potential CEO candidates;
•	Reviewing periodically our key policies, practices and strategies related to human capital management, including but not limited to organizational engagement and effectiveness, employee wellness, DE&I, pay equity, talent sourcing strategies, and talent management and development programs, and reviewing human capital management disclosure in our proxy statement;
•	Monitoring our policies, objectives and programs related to DE&I and reviewing periodically our DE&I responsibilities and performance as an equal opportunity employer;
•	Overseeing policies as they relate to respect for employees and others within the business of Mondelēz International;
•	Monitoring executive officers’ compliance with our stock ownership guidelines;
•	Advising the Board and assess the appropriateness of the compensation of independent directors for service on the Board and its committees;
•	Reviewing and discussing with management the CD&A and related disclosures to be included in our proxy statement and annual report on Form 10-K, and preparing and approving the PCC’s annual report to shareholders for inclusion in our annual proxy statement;
•	Reviewing and approving our clawback policies, upon certain financial restatements and upon significant misconduct that could damage the Company’s reputation;
•	Assessing the independence of any compensation consultant, outside counsel and other advisors (whether retained by the PCC or management) that provide advice to the PCC Committee, before selecting or receiving advice from them, based on the factors set forth in the Nasdaq listing rules;
•	At least annually, assessing whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in our annual report on Form 10-K and proxy statement;
•	Assessing the results of the most recent advisory vote on executive compensation; and
•	Performing any other duties and responsibilities that are consistent with the PCC’s purpose, our Articles of Incorporation and By-Laws, and governing law, as the Board or the PCC deems necessary or appropriate.

The PCC has the authority to delegate any of its responsibilities to the committee’s Chair, another PCC member, or a subcommittee of PCC members, unless prohibited by law, regulation or any Nasdaq listing standard.

EXECUTIVE OFFICERS HAVE A LIMITED ROLE IN THE PEOPLE AND COMPENSATION COMMITTEE’S DETERMINATION OF EXECUTIVE COMPENSATION AND NON-EMPLOYEE DIRECTOR COMPENSATION

•	Each year, the CEO presents compensation recommendations for his direct reports and the other executive officers, including the NEOs. The PCC reviews and discusses these recommendations with the CEO but retains full discretion over the compensation of these employees.
•	The CEO does not make recommendations or participate in deliberations regarding his own compensation.
•	Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.

See “Decision-Making Process” on page 76 for additional detail on roles in the decision-making process.

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THE PEOPLE AND COMPENSATION COMMITTEE’S ROLE IN MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT

Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and continuous. The PCC oversees the development and retention of senior management talent while also developing a long-term succession and development plan for our CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.

The PCC, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the PCC of the executive leadership team. While the PCC has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made with input from the Board. Potential leaders interact with Board members through formal presentations, in market reviews and informal settings. More broadly, the Board is updated on human capital matters for the overall workforce, including recruiting, DE&I and development programs.

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OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES

Mondelēz International has a clear and distinctive approach to environmental and social matters aligned to our business strategy. Our approach is informed by our understanding of the issues that are significant to our business and to the communities we touch, and in turn by the priorities we have set for ourselves along our value chain.

Snacking Made Right is the lens through which we determine our ESG priorities to deliver on our mission of leading the future of snacking by offering the right snack, for the right moment, made the right way. We have a clear strategic approach to making snacking right, so we can drive innovative, more sustainable business growth. Our strategic approach to Snacking Made Right, alongside our long-term growth strategy – represented by the four pillars of growth, execution, culture and sustainability – helps us drive innovative, sustainable business growth.

OUR STRATEGIC FOCUS AREAS

Our strategic focus areas and progress goals map to the areas of our business that represent our greatest opportunities to help make a positive lasting impact on the environment and communities we touch. Our strategy and goals are central to supporting our growth around the world, creating long-term value for both the business and our stakeholders, and delivering meaningful progress in reducing our environmental impact while empowering people and communities. We collaborate with partners, external advisors, regulators, shareholders and other stakeholders to increase our long-term positive impact and support the needs of both people and planet.

We have identified certain environmental and social strategic focus areas that we believe are significant to building a more sustainable snacking company.

Ingredients	Climate	Packaging	Social Impact	Diversity, Equity & Inclusion	Consumer Well-Being	Employee Well-Being

Develop and advance signature sourcing programs across key raw materials, including cocoa, wheat and palm oil, to help build greater end-to-end resilience in these supply chains.	Help combat climate change through science-based targets, using natural resources end-to-end more efficiently and renewably.	Aim to reduce and evolve packaging and to improve systems to support our vision of a more circular pack economy.	Promote human rights across our value chain and help to enable empowered and inclusive communities.	Champion DE&I for our colleagues, culture and communities.	Aim to empower consumers with contemporary Well-being options and choices, Mindful Snacking habits and portion control.	Build a culture that focuses on the safety, physical and mental well-being of our colleagues.

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BOARD OVERSIGHT AND GOVERNANCE OF ESG

We have a comprehensive governance structure that provides strong oversight of our ESG efforts. Our Board oversees our ESG-related risks, strategy, progress, alignment with purpose, stakeholder interests, and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our DE&I goals. Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.

•	Governance, Membership and Sustainability Committee: Oversees our ESG policies and programs related to corporate citizenship, social responsibility and public policy issues, such as sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic and political activities and contributions; and our Board’s ESG education and capabilities.
•	People and Compensation Committee: Oversees our talent management and development programs to fuel our strategies, DE&I priorities, workplace safety and employee wellness, pay equity, talent sourcing strategies, talent management and development programs, and ESG strategic progress indicators for incentive plans.
•	Audit Committee: Oversees our safety priorities, goals and performance, as well as our ESG-related disclosure and control processes in connection with SEC filings.

Management is responsible for the day-to-day management and oversight of our sustainability programming and strategy development, in addition to regular progress reviews. Our SVP, Chief Impact & Sustainability Officer (“Chief Impact Officer”) leads our sustainability strategy development and oversees our sustainability strategy through implementation, as well as our long-term sustainability vision. Our Sustainability Steering Committee, chaired by our Chief Impact Officer, includes leaders from our key global functions and businesses and focuses on our environmental and social sustainability-related strategies. Our Chief Impact Officer and our EVP, Corporate & Legal Affairs — General Counsel and Corporate Secretary regularly report on sustainability matters to the Board and the Governance Committee.

Our local-first and consumer-centric business model means that business transformation requires a balance across global scale and local operations to deliver progress against these goals. Our Governance Committee oversees programs to integrate ESG policies and programs at the local business level across all of Mondelēz International’s business units. We integrate sustainability into how we do business and empower our employees across every function to play a role. We do this by engaging our colleagues with the information to drive action, the motivation to make changes and the opportunities to make sustainability part of every business decision. We track, report on and hold management accountable for making progress against our goals, and we include ESG goals in the annual compensation plan for executives.

As part of our goal of promoting accountability, many of our long-term public goals and associated action plans are developed in partnership with external experts. We consider perspectives from our ongoing engagement with shareholders and other stakeholders, and we actively engage with multiple ESG ratings organizations and indices as we advance our disclosure and promote transparency. This two-way dialogue informs our ESG approach, which defines our assessment of the environmental and social issues most significant to us. Materials and processes that guide our assessment include our ERM program for identifying, assessing, prioritizing, mitigating and monitoring risks.

OUR GOALS

Our goals include more sustainable sourcing of key ingredients, reducing our environmental footprint, promoting the rights of people across our value chain, and evolving our portfolio to offer a broader range of high-quality snacks addressing consumer needs while encouraging consumers to snack mindfully. In 2023, we made progress against these goals, including submitting a time-bound plan to the Science Based Target Initiative (SBTi), consistent with the Business Ambition for 1.5oC. Achieving this milestone includes providing documentation of the Company’s carbon accounting, aligning to new standards, continuing to transform its business operations and supply chains, and transparently reporting progress. Furthermore, in 2023, we confirmed our aim to seek no deforestation across the Company’s primary commodities by 2025, in accordance with the European Union Deforestation Regulation and SBTi guidance.

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UNITED NATIONS SUSTAINABLE DEVELOPMENT GOALS

Our goals are aligned to our business ambition to lead the future of snacking at Mondelēz International. Several of our ESG goals and the work we are doing to advance ESG align with the U.N. Sustainable Development Goals (“SDGs”). We focus on those SDGs where we believe we can make a bigger impact or where our signature programming, like Cocoa Life, has a direct contribution. Our programs are mapped to the SDGs to ensure they remain aligned.

ESG REPORTING

We are committed to being more transparent and effective in sharing our progress against our public goals and will share detailed updates in our annual ESG Snacking Made Right report. We expect to publish our next update in April 2024 as part of our 2023 Snacking Made Right report, which will be available on our website, www.mondelezinternational.com. The report will include updates on our activities to more sustainably source key ingredients, such as cocoa, wheat and palm oil. We will also provide updates on our efforts to promote rights of people across our value chain, including our efforts to help address the systemic issue of child labor in the cocoa supply chain, as well as information on the steps we are taking to seek to reduce our environmental footprint. We also provide information regarding our efforts to help address the systemic issue of child labor in the cocoa supply chain in our annual Human Rights Due Diligence & Modern Slavery Report, which will be available on our website, www.mondelezinternational.com. In addition, we are tracking adoption of standards such as those published by the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”), and we disclose alignment indexes to SASB and TCFD on our website. Our 2023 Snacking Made Right report will provide information regarding alignment between those standards and our current disclosures, and we will continue to consider shareholder feedback as we align our sustainability reporting with evolving standards. We monitor investor voting policies and continue to evolve our practices and disclosures. We also disclose our consolidated EEO-1 statement of the race and gender of U.S.-based employees, as well as our Board diversity data.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

REVIEW OF NON-EMPLOYEE DIRECTOR COMPENSATION

The PCC reviews non-employee director compensation annually to confirm that the compensation we offer is market-competitive without being excessive. To support the PCC’s review, at the PCC’s request, Semler Brossy:

•	benchmarks our non-employee director compensation against our Compensation Survey Peer Group;
•	assesses the form and amount of our non-employee director compensation; and
•	provides the PCC with this data and an independent assessment of the appropriateness and competitiveness of our non-employee director compensation.

Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.

Using Semler Brossy’s assessment, the PCC recommended no changes to the non-employee director compensation program in 2023. The average total retainer pay approximates market median and the pay mix of 39% cash and 61% equity is aligned with market.

SUMMARY OF 2023 COMPENSATION ELEMENTS

Annual Compensation Elements	Amount ($)
Annual Cash Retainer	110,000
Value of Annual Equity Retainer	190,000
Additional Cash Compensation
Lead Director Retainer	30,000
Audit Committee Chair Retainer	25,000
PCC Chair Retainer	25,000
Governance Committee Chair Retainer	20,000
Finance Committee Chair Retainer	20,000

We do not pay non-employee directors meeting fees. We also do not pay any Company employee who serves as director any additional compensation for serving as a director. Mr. Van de Put is the only director who is also a Company employee.

PLAN LIMITS ON NON-EMPLOYEE DIRECTOR GRANTS

Our shareholder-approved Amended and Restated 2005 Performance Incentive Plan (the “Equity Plan”) caps the maximum fair market value of Common Stock grants made to any non-employee director in any calendar year at $500,000. Our 2024 Performance Incentive Plan (“2024 PIP”), if approved by our shareholders, limits the cash compensation and the fair market value of Common Stock grants made to any non-employee director in any calendar year to at most $750,000, except that for the first year a director joins the Board or the year in which a director is designated as Chair or Lead Director, such limit is increased to $1,000,000. See the “2023 Non-Employee Director Compensation” and “2023 Non-Employee Director Awards” tables on page 59 for details. See Item 3 for additional information regarding the 2024 PIP.

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CASH COMPENSATION – BOARD, INDEPENDENT LEAD DIRECTOR AND COMMITTEE CHAIR RETAINERS

We pay our non-employee directors their cash retainers quarterly. The Mondelēz International, Inc. 2001 Compensation Plan for Non-Employee Directors allows directors to defer 25%, 50%, 75% or 100% of their cash retainers into notional unfunded accounts. These accounts are credited with gains/losses based upon the performance of investment funds that mirror certain of the investment options available under the Thrift Plan offered to U.S. salaried employees.

If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of Shareholders), we pay that director prorated compensation based on the number of days remaining in the calendar year.

EQUITY COMPENSATION – ANNUAL EQUITY GRANT

We make annual equity grants to our non-employee directors following the Annual Meeting of Shareholders. In order to align directors’ interests with shareholders during the directors’ service, grants are in the form of vested deferred stock units (“DSUs”). We settle these DSUs by distributing actual shares six months after a director ends his or her service as a director. When we pay a dividend on our Common Stock, we accrue the value of the dividends that we would have paid on the shares underlying the DSUs. Directors receive shares equal to the accumulated value of the dividends at the same time their DSUs are settled.

If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of Shareholders), we prorate the annual equity grant value based on the number of months until the next Annual Meeting of Shareholders.

DIRECTOR STOCK OWNERSHIP GUIDELINES

To align the interests of our non-employee directors and our shareholders, we expect our non-employee directors to hold shares of our Common Stock. Our expectations are as follows:

Key Provisions	Explanation of Key Provisions
Ownership expectation	•	Amount equal to 5 times the annual Board cash retainer.
Time to meet expectation	•	5 years after joining the Board as a director.
Shares counted toward ownership	•	Common Stock, including sole ownership, DSUs and accounts over which the director has direct or indirect ownership or control.
Holding expectation	•	The Company does not release the shares underlying DSUs until six months after the director ends his or her service as a director. The Company does not require that shares be held after distribution/issuance.

If a non-employee director does not meet these ownership expectations, the Lead Director will consider the non-employee director’s particular situation and may take action as deemed appropriate. As of March 13, 2024, each director serving for at least five years met or exceeded the ownership expectation.

COMPANY MATCH FOR DIRECTOR CHARITABLE CONTRIBUTIONS

Non-employee directors are eligible to participate in the Mondelēz International Foundation (the “Foundation”) Matching Gift Program. Each year, the Foundation will generally match up to $15,000 in contributions by a non-employee director to any 501(c)(3) non-profit organization(s).

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2023 NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Booth, Lewis	135,000	190,063	15,000	340,063
Bunch, Charles	130,000	190,063	15,000	335,063
Cousin, Ertharin	110,000	190,063	6,000	306,063
Juliber, Lois(4)	51,181	–	20,000	71,181
Mesquita, Jorge	110,000	190,063	–	300,063
Mukherjee, Anindita(5)	110,000	269,232	–	379,232
Nielsen, Jane	122,418	190,063	–	312,481
Shi, Christiana(4)	41,703	–	–	41,703
Siewert, Patrick	140,000	190,063	15,000	345,063
Todman, Michael	133,104	190,063	–	323,167
´t Hart, Cees(6)	49,321	174,209	–	223,530
(1)	Includes all retainer fees earned or deferred pursuant to the 2001 Compensation Plan for Non-Employee Directors.
(2)	The amounts shown in this column represent the full grant date fair value of the DSU grants in 2023 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 12, Stock Plans, to the consolidated financial statements in our 2023 Form 10-K. The DSUs are immediately vested, but settlement of the shares is deferred until six months after the director separates from service on the Board. The 2023 Non-Employee Director Equity Awards table provides further detail on the non-employee director grants made in 2023 and the number of stock awards outstanding as of December 31, 2023.
(3)	Represents Foundation contributions made as part of the Foundation Matching Gift Program. Annual match limits are based on gift date, not the match date by the Foundation. As such, the amounts reflected may represent gifts that directors made in 2022 but the Foundation did not match until 2023.
(4)	Effective May 18, 2023, Ms. Juliber and Ms. Shi concluded their service on the Board. Their respective 2023 retainer payments were prorated based on the date their terms ended. They did not receive an annual equity grant during 2023.
(5)	Ms. Mukherjee joined the Board effective January 1, 2023. Because Ms. Mukherjee was appointed after our 2022 Annual Meeting of Shareholders, she also received a prorated director equity grant of 1,195 DSUs in 2023 for her Board service from January 1, 2023 until our 2023 Annual Meeting of Shareholders.
(6)	Mr. ‘t Hart joined the Board effective July 20, 2023.

2023 NON-EMPLOYEE DIRECTOR EQUITY AWARDS

	All Stock Awards: Number of Stocks or Units Granted in 2023	All Stock Awards: Grant Date Fair Value of Stock or Units Granted in 2023(1)	Outstanding Stock Awards as of December 31, 2023(2)
Name	(#)	($)	(#)
Booth, Lewis	2,461	190,063	49,219
Bunch, Charles	2,461	190,063	29,195
Cousin, Ertharin	2,461	190,063	6,975
Mesquita, Jorge	2,461	190,063	49,582
Mukherjee, Anindita	3,656	269,232	3,708
Nielsen, Jane	2,461	190,063	8,950
Siewert, Patrick	2,461	190,063	49,358
Todman, Michael	2,461	190,063	12,772
´t Hart, Cees	2,358	174,209	2,374
(1)	The amounts shown in this column represent the full grant date fair value of the DSUs granted in 2023 as computed in accordance with FASB ASC Topic 718.
(2)	The amounts shown in this column include dividends accrued on outstanding DSU grants. Shares subject to such DSU grants are fully vested but settlement is deferred until six months after the director separates from service on the Board.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS
EXECUTIVE SUMMARY	60
COMPENSATION PROGRAM	64
COMPENSATION DETERMINATION PROCESS	75
COMPENSATION GOVERNANCE	78

This CD&A details our alignment of pay with financial and strategic performance, provides an overview of compensation programs, explains the guiding principles and practices upon which our executive compensation program is based and describes the compensation paid to the following individuals, who were our 2023 NEOs:

Dirk Van de Put Chair & CEO	Luca Zaramella Executive Vice President (“EVP”) & Chief Financial Officer	Vinzenz Gruber EVP & President, Europe	Gustavo Valle EVP & President, North America	Laura Stein EVP, Corporate & Legal Affairs, General Counsel & Corporate Secretary	Maurizio Brusadelli Former EVP & President, Asia, Middle East & Africa (“AMEA”)

EXECUTIVE SUMMARY

COMPANY PERFORMANCE AND STRATEGY

We have continued to make significant progress against our long-term strategy and aim to be the global leader in snacking by continuing to focus on our four strategic priorities:

Accelerating growth and focusing the portfolio on generating 90% of revenue from core snacks categories of chocolate, biscuits and baked snacks.	Driving improvements such as expanding our presence through emerging market distribution, adding more than 600,000 stores and investing more than $1 billion to become the digital commerce snacks leaders while advancing future-forward commercial growth capabilities.	Strengthening the Company’s local-first operating model to further empower employees, promote a growth culture and continue to build a team of deep and diverse talent.	Helping to drive positive change at scale across the Company’s ESG priorities (as outlined in our annual Snacking Made Right report) – to create long-term value for both the business and its stakeholders.

Our reward structure continues to be tightly aligned with our strategy, using incentive plan metrics that are structured to drive high quality results against each of the four priorities listed above.

The success of our strategic priorities and long-term strategy is demonstrated by our financial results. Over the past five years, we have seen a marked increase in our top-line growth, cash flow generation and record gross profit dollar growth. We believe we are well-positioned for continued value creation as we further strengthen and reshape our portfolio, leverage our superior brands and advantaged footprint, and substantially reinvest in our brands, capabilities and talent.

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Strong 2023 Performance(1)

Our 2023 results underscore the strength of our execution, importance of our investments and the resiliency of our portfolio, footprint, categories and brands. In 2023, we delivered double-digit revenue and earnings growth, leading to strong cash flow generation and capital return to shareholders. As demonstrated below, our execution of our strategy and smart capital allocation over the past five years continues to drive strong Total Shareholder Return (“TSR”) performance with leading results among our industry peer group.

In 2023, we delivered approximately $2.2 billion in dividends to shareholders and returned approximately $1.5 billion in capital to shareholders in the form of share repurchases while continuing to make significant investments in our business. All of this was made possible through realizing net cash from operating activities of approximately $4.7 billion, up $0.8 billion versus prior year, resulting in our strong Free Cash Flow of approximately $3.6 billion, up $0.6 billion versus prior year.

Net Revenues		Cash Flow
Reported Net Revenues Growth	Organic Net Revenues Growth (Non-GAAP)	Reported Net Cash Provided by Operating Activities	Free Cash Flow (Non-GAAP)
+14.4%	+14.7%	$4.7B	$3.6B

Gross Profit		EPS(2)
Reported Gross Profit Dollars Growth	Adjusted Gross Profit Dollars Growth @ Constant Currency (Non-GAAP)	Reported Diluted EPS Growth	Adjusted EPS Growth @ Constant Currency (Non-GAAP)
+21.7%	+18.8%	+84.7%	+19.0%

Strong and Consistent Outperformance on Annualized TSR

(1)	Reflects year-over-year and/or 2023 highlights. We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. See definitions of these measures and GAAP to non-GAAP reconciliations in Annex A.
(2)	Given the nature of non-recurring items that impacted our 2023 reported diluted EPS growth, we believe adjusted EPS growth provides the most accurate picture of our 2023 performance. Our 2023 reported diluted performance was positively impacted by several items impacting comparability including a gain on marketable securities, favorable year-over-year change in mark-to-market impacts from currency and commodity derivatives, higher net gain on equity method investment transactions, lower impact from the European Commission legal matter, lapping prior year acquisition-related costs, lapping prior year incremental costs due to the war in Ukraine, a gain on the sale of our developed market gum business, lapping prior year loss on debt extinguishment, lower intangible asset impairment charges and lapping prior year inventory step-up charges. Please refer to Annex A for more information on these items.

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OVERVIEW OF PAY ELEMENTS

This table describes the primary elements and outcomes of the 2023 executive compensation program for our NEOs, reflecting the philosophy of our People and Compensation Committee (“PCC”) to set challenging but attainable targets to reward performance. The performance metrics below are aligned directly to the key business goals and strategy highlighted above.

Pay Element	Vehicle	2023 Performance Measures & Key Characteristics(1)		2023 Objectives
Base Salary	Cash	Fixed cash paid regularly		Review and adjust when appropriate to attract and retain world-class business leaders by offering market-competitive salaries based on position, scope of role and experience
Annual Incentive Plan (“AIP”)	100% At-risk cash	80% Financial Measures: • Organic Volume Growth (15%) • Organic Net Revenue Growth (15%) • Adjusted Gross Profit Growth (35%) • Adjusted Operating Income Growth (15%) • Free Cash Flow (20%)	30pp Market Share Overlay	Reward and motivate annual accomplishment of critical financial and strategic objectives across our four strategic priorities: growth, execution, culture and sustainability
20% Strategic Progress Indicators (“SPI”) Goals(2)
Long-Term Incentive (“LTI”) Program	75% Performance Share Units (“PSUs”) • 3-year cliff vesting • 1-year holding post vesting

•

25% Organic Net Revenue Growth

•

25% Adjusted EPS Growth

•

50% Annualized Relative TSR

•

Cap PSU payout at target if TSR is negative at the end of the performance period

•

Above median performance (55th percentile) required to achieve target payout for the Relative TSR metric

Reward long-term performance for delivering sustained long-term growth and creating shareholder value
	25% Stock Options • 3-year ratable vesting • 1-year holding post exercise	Stock Price

(1)	A more detailed discussion, including definitions of the financial measures, appears later in this CD&A and in Annex A.
(2)	See “Strategic Progress Indicator Goals” on page 68 for details, including ESG goals.

2023 Compensation Program Design Changes

We did not make any material changes to our 2023 design relative to our design in 2022. Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback.

EXECUTIVE COMPENSATION GOALS AND PRINCIPLES

The PCC oversees our executive compensation program, which is designed to focus on four primary principles.

Principle	How We Accomplish
Attract, retain and motivate talented executives and develop world-class business leaders	• Align our executive pay packages with comparable positions at companies in our Compensation Survey Peer Group, taking into account tenure, experience, performance and complexity of scope
Align executive pay and performance	• Make a significant portion of our executives’ compensation dependent on achieving robust financial and strategic goals which are set at the beginning of performance cycles
Put pay at risk by heavily weighting the mix of fixed and variable compensation toward variable components	• 91% of our CEO’s target compensation and on average 83% of the other NEOs’ target compensation is at risk
Align our executives’ and shareholders’ interests to promote sustained and superior long-term shareholder returns

•

75% of our CEO’s target compensation and on average 65% of the other NEOs’ target compensation is in equity-based grants, comprising of PSUs and stock options

•

For PSUs, require above median performance (55th percentile) to achieve target payout for the Relative TSR metric

•

Maintain stock ownership policy that requires ownership at or above peer benchmark levels (CEO must hold shares equal to 8 times salary and other NEOs must hold shares equal to 4 times salary) and 1-year holding requirements

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SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION

The Board encourages open and constructive dialogue with shareholders regarding our executive compensation policies and practices. At the 2023 Annual Meeting of Shareholders, approximately 91% of the votes cast in our say-on-pay advisory vote were in favor of our executive compensation policies and practices. We did not make any changes to our compensation program as a result of the advisory vote due to the strong level of support and the consistent positive feedback we received from shareholders on our compensation program through our engagement efforts.

COMPENSATION PROGRAM GOVERNANCE

Our executive compensation governance reflects best practices to protect and promote our shareholders’ interests.

WHAT WE DO	WHAT WE DON’T DO

Require significant stock ownership

Require executives to hold equity for at least one year after exercising stock options or vesting of full-value awards

For PSUs, require above median performance (55th percentile) to achieve target payout for the Relative TSR metric. Also, cap PSU payout at target if TSR is negative at the end of the performance period

Require “clawbacks” under our clawback policies, upon certain financial restatements and upon significant misconduct that could damage the Company’s reputation

Conduct an annual compensation risk assessment

Offer limited executive perquisites

Pay severance and vest equity only upon a “double trigger” in the event of a change in control (“CIC”)

Benchmark executive compensation and our performance compared to relevant comparators

Provide for a significant majority of compensation that is based on objective, quantifiable pre-established performance goals

Retain an independent compensation consultant to advise the PCC

No re-pricing or exchanging underwater stock options

No dividends paid to executives before PSUs vest

No separate, enhanced health and welfare plans for NEOs

No guaranteed increases to base salaries

No hedging, pledging or short sales of our Common Stock

No tax gross-ups to NEOs for executive perquisites or in the event of a change in control

No incentives to produce short-term results to the detriment of long-term goals and results

No incentives to pursue excessively risky business strategies

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COMPENSATION PROGRAM

TOTAL TARGET COMPENSATION MIX

The PCC places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the AIP and stock options and PSUs under the LTI plan. Our focus on performance-based compensation rewards strong Company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.

Below we show the 2023 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and LTI grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.

BASE SALARY

Overview

Base salary is the primary element of fixed compensation. In determining the base salary that each NEO receives, we look at the executive’s current compensation, tenure, performance, any change in the executive’s position or responsibilities and the complexity and scope of the executive’s position as compared to those of other executives within the Company and in similar positions at companies in our Compensation Survey Peer Group. The PCC reviews NEO salaries annually. If awarded, salary increases are generally effective April 1. If there is a notable change in a NEO’s role and responsibilities during the year, the PCC considers whether an off-cycle increase is warranted. No NEO received an off-cycle increase in 2023.

2023 Compensation Actions

Other than the CEO, each of the NEOs received a base salary increase in 2023 to reflect their performance and contributions in their current roles and to position them competitively relative to external peers. Base salaries for the NEOs and increases (where applicable) are shown in the table below.

Name	2022 base salary	2023 base salary	% increase
Mr. Van de Put	1,550,000	1,550,000	0.0%
Mr. Zaramella	880,000	950,000	8.0%
Mr. Gruber	CHF 736,500	CHF 753,500	2.3%
Mr. Valle	720,000	750,000	4.2%
Ms. Stein	750,000	780,000	4.0%
Mr. Brusadelli(1)	€ 624,000	€ 649,600	4.1%

(1)	Mr. Brusadelli’s base salary increase was approved prior to his termination of employment. The figure shown above represents the annualized amount approved by the PCC and not the prorated amount actually paid due to his partial year of service.

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AIP

Overview

We design our AIP to reward and motivate annual accomplishment of critical financial and strategic objectives across our four strategic priorities: growth, execution, culture and sustainability.

AIP Award Calculation/Payout

The graphic below illustrates the key components, performance goals and calculation of the 2023 AIP for the NEOs.

2023 AIP Targets for NEOs

Target annual incentive opportunities for the NEOs are shown in the table below. In determining the targets, the PCC reviews benchmark data from our Compensation Survey Peer Group (see “Peer Groups” on page 75) to align our executive pay packages with similar positions.

Name	Target opportunity as a % of salary
Mr. Van de Put	190%
Mr. Zaramella	110%
Mr. Gruber	100%
Mr. Valle	100%
Ms. Stein	90%
Mr. Brusadelli	100%

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Financial Performance Rating (80% Weighting)

Metrics and Alignment with Strategy

The financial performance rating for Mr. Van de Put, Mr. Zaramella and Ms. Stein is based on global Company performance; the financial performance ratings for Mr. Gruber and Mr. Valle are based on a combination of their respective region and global Company performance. In selecting financial performance metrics, the PCC seeks to incentivize actions that drive execution consistent with our strategy. The PCC determined that each of the selected metrics incentivizes a key component of our growth strategy and that executives have the ability to influence our performance on each measure. Performance ratings against each measure can range from 0% to 200%,with the exception of the Market Share Overlay.

Performance Measures(1)	Alignment with Strategy
Organic Volume Growth	Incentivizes balanced, high-quality, top-line growth and improved margin leverage through higher capacity utilization
Organic Net Revenue Growth	Focuses on high-quality revenue growth through market share, volume gains and price-mix optimization
Adjusted Gross Profit Growth	Measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands
Adjusted Operating Income Growth	Demonstrates if our business is operating successfully by capturing all operating costs
Free Cash Flow	Key metric that influences our ability to invest for future growth, drive operational excellence and return cash to shareholders
Market Share Overlay	Incentivizes market share growth and leadership positions across our key markets

(1)	Market share overlay reflects global market share measured on a net revenue weighted basis across our key markets. See definitions of other performance measures in Annex A.

Target-Setting Process

The Board recognizes the importance of establishing rigorous but realistic targets that continue to motivate and retain executives and approves annual operating targets after a thorough review and discussion. The targets set by the Board require achieving a high degree of business performance for the expected operating environment. These targets are used by the PCC as the basis of the AIP. Further, targets were set at levels that would be challenging and not certain to be met. Targets were approved in February 2023.

2023 Targets and Corporate Financial Rating

To determine awards for Mr. Van de Put, Mr. Zaramella and Ms. Stein, the PCC first evaluated the 2023 Company results against the 2023 Company performance goals listed below (U.S. dollars in millions). Overall, we achieved an above target Company performance rating of 159% under the 2023 AIP.

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Performance Measures[1]	Threshold	Target	Maximum	Actual	Weighting	Results
Organic Volume Growth	(0.5)%	2.0%	4.0%	0.1%	15%	76%
Organic Net Revenue Growth	5.2%	7.7%	9.7%	14.7%	15%	200%
Adjusted Gross Profit Growth	2.5%	6.7%	9.4%	18.8%	35%	200%
Adjusted Operating Income Growth	(3.4)%	1.6%	4.9%	19.1%	15%	200%
Free Cash Flow	$2,649	$3,400	$4,001	$3,602	20%	111%
Market Share Change (pp vs. prior year)	(0.3pp)	No Change	+0.3pp	(0.1)		

Preliminary Corporate Financial Rating		Adjustment for Market Share Overlay[2]		FINAL CORPORATE FINANCIAL RATING
164%	-	5pp	=	159%

(1)	See definitions in Annex A. The threshold, target and maximum performance levels were adjusted during 2023 to account for the divestiture of our developed market gum business. The adjustments were made to exclude the impact of the developed market gum business on performance metrics for the period following completion of the divestiture. Such goals, as adjusted, are reflected above.
(2)	Reflects a decrease in global market share measured on a net revenue weighted basis across our key markets.

2023 Europe and North America Financial Ratings

To determine the annual incentive awards for Mr. Gruber and Mr. Valle, the PCC evaluated the weighted average of the performance of the business units in each of their respective regions against the performance targets and determined final region performance ratings. These ratings, together with the global corporate performance rating above, were used to create blended performance ratings (weighted as 80% region and 20% Corporate), as shown below.

		Performance Rating(1)
Performance Measures(1)	Weighting	Europe (Gruber)	North America (Valle)
Organic Volume Growth	15%	47%	91%
Organic Net Revenue Growth	15%	200%	177%
Adjusted Gross Profit Growth	35%	182%	197%
Adjusted Operating Income Growth	15%	179%	200%
Free Cash Flow	20%	200%	126%
Market Share Overlay	-/+30pp	(30)pp	0pp
Region Performance Rating		137%	164%
Final Blended Rating		141%	163%
(1)	See definitions in Annex A.

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Strategic Progress Indicator Goals (20% Weighting)

We have two long-term SPI goals – Snacks Leadership and ESG (comprised of Sustainability, Mindful Snacking and Colleagues) – each of which are weighted 50% of the total SPI goals. We assess our leadership team annually on progress made against these SPI goals to ensure we stay on track to achieve our long-term strategic objectives. Achievement on each SPI can range from 0% to 200% of target. This approach aligns the leadership team in delivering the right strategic outcomes for the Company. Similar to prior years, the PCC reviews all the results and approves the Company’s SPI rating. At the end of the year, the PCC determines a payout percentage based on its assessment of the Company’s global performance against the annual SPI goals.

Each member of the corporate leadership team is measured on the same SPI goals and receives the same SPI rating, while region leaders receive a rating specific to the actual performance of the business units in their respective regions.

SPI Goals		Assessment(1)	Annual Progress
Snack Leadership (50% of SPI) Drive global leadership in snacking by accelerating growth in multiple snacking categories			• Priority & Total Snacks Share Change: Market share faced challenges due to slower acquisition activity and the sale of our developed market gum business
ESG (50% of SPI)	Sustainability: Drive towards net zero environmental impact with sustainably sourced cocoa and wheat and reduction in packaging waste and CO2

•  Sustainably Sourced Cocoa: Achieved approximately 85% sustainably sourced cocoa via our Cocoa Life Program, on track to deliver on our long-term goals

•  CO2 Reduction: Strong progress on Scope 1&2 CO2 reductions led by our Business Units, driven primarily by renewable energy expansions in key markets

•  Recyclable Packaging: Approximately 96% conversion to recycling packaging, close to achieving our long-term goals

	Mindful Snacking: Evolve our products and portfolio to help consumers snack mindfully		• Mindful Portions: Progress was on track for our long-term goals • Nutrients: Progress was in line with annual expectations and our long-term goals
Colleagues: Build a winning growth and ownership culture which promotes colleague wellbeing and development while fostering a diverse and equitable workforce

•  Depth of Talent: Continued strong improvement in our bench strength, with robust strategic talent review process focused to develop internal talent

•  Employee Engagement: Improved results year-over-year, achieving top quartile employee engagement relative to benchmark companies

•  DE&I: Strong progress year-over-year for Women in Leadership roles and for black management representation in the U.S.

SPI Rating			113%
(1)	Arrow up = above expected progress; sideways arrow = at expected progress; arrow down = limited progress.

Region SPI Rating

The region SPI ratings are a net revenue weighted average of the final SPI rating for each business unit in the region. After reviewing annual progress toward each of the long-term SPI goals for the business units in the region, the PCC determined that the appropriate NEO payout ratings for the regions are:

Final SPI Rating
Corporate	113%
Europe	100%
North America	103%

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AIP Decisions

After determining the financial payout percentages and SPI ratings, the PCC approved the following AIP cash payments for the NEOs:

Name	Target Incentive		Financial Performance Rating	SPI Rating	Total Incentive Payment		Total Incentive Payment as % of Target
Mr. Van de Put		$2,945,000	159%	113%		$4,417,500	150%
Mr. Zaramella		$1,045,000	159%	113%		$1,567,500	150%
Mr. Gruber	CHF	753,500	141%	100%	CHF	1,002,155	133%
Mr. Valle		$750,000	163%	103%		$1,132,500	151%
Ms. Stein		$702,000	159%	113%		$1,053,000	150%
Mr. Brusadelli(1)		€337,292	Not Applicable	Not Applicable		€337,292	100%
(1)	Under the terms of the Company’s AIP, Mr. Brusadelli was eligible for retirement treatment prior to his termination. Thus, his amounts reflect target-level performance prorated for his partial year of service in accordance with the AIP. For additional information regarding his separation, see “Mr. Brusadelli’s Separation” section below.

LTI PROGRAM

Overview

We design our LTI program to incentivize our NEOs to focus on critical performance objectives that we believe will translate into sustainable shareholder returns over the long term. Grants made under our 2023 LTI program were entirely in equity using the same mix used in 2022: 75% PSUs and 25% stock options.

Vehicle	Weight	Structure	Purpose	2023 Performance Measures(1)
PSUs	75%

•  Number of shares earned may range from 0% to 200% of the target number of PSUs granted based on the final business performance rating for the 3-year performance cycle

•  3-year cliff vesting

•  1-year holding requirement after vesting

•  Cap PSU payout at target if TSR is negative at the end of the performance period

•  Above median performance (55th percentile) required to achieve target payout for the Relative TSR metric

			• Aligns long-term interests • Pay for performance • Retention • Stock ownership	• 25% Organic Net Revenue Growth • 25% Adjusted EPS Growth • 50% Annualized Relative TSR
Stock Options	25%	• 3-year ratable vesting • 1-year holding requirement post exercise • 10-year term	• Aligns long-term interests by linking value entirely to stock price appreciation • Retention • Stock ownership	Stock Price
(1)	See definitions of PSU performance measures in Annex A.

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2023 Annual Equity Grants to NEOs

The table below shows the 2023 annual equity grants to our NEOs. In determining each grant, the PCC considered each executive’s level of responsibility, individual and Company performance, external market positioning and recommendations from the CEO, other than for his own grants.

	2023 Annual Equity Grants(1)
	PSUs		Stock Options
Name	#	$(2)	#	$(2)
Mr. Van de Put	154,920	10,125,000	258,190	3,375,000
Mr. Zaramella	57,380	3,750,000	95,630	1,250,000
Mr. Gruber	45,900	3,000,000	76,500	1,000,000
Mr. Valle	26,400	1,725,000	43,990	575,000
Ms. Stein	21,810	1,425,000	36,340	475,000
Mr. Brusadelli(3)	28,690	1,875,000	47,820	625,000
(1)	The grant date for the annual equity grants was March 2, 2023. Grants of PSUs are reflected at target since actual shares earned, if any, will be determined after the three-year performance cycle ending on December 31, 2025.
(2)	The dollar values above represent the nominal amounts approved by the PCC which were used to determine the number of PSUs and stock options granted. For the grant date fair values determined under relevant accounting principles, see the Summary Compensation Table (“SCT”) and the Grants of Plan-Based Awards (“GPBA”) table beginning on page 81.
(3)	Mr. Brusadelli’s grants were forfeited in accordance with the Company’s grant agreements upon his separation. For additional information regarding his separation, see “Mr. Brusadelli’s Separation” section below.

Our 2023 annual equity grant date was the date of the regularly scheduled PCC meeting following the release of our annual financial results. The exercise price for all stock option grants equals $65.36, the closing price of our Common Stock on the grant date.

Performance Share Units (75%)

Overview

The PCC grants PSUs to motivate executives to achieve or exceed our long-term financial goals and deliver top-tier shareholder returns. Each NEO’s target number of PSUs is based on 75% of the total annual equity grant value.

The PCC approves performance targets for a three-year performance cycle when it grants PSUs. At the end of the three-year performance cycle, the grants will only vest if the PCC certifies that Company results meet or exceed the predetermined performance thresholds. Vested PSUs are settled in shares of our Common Stock in the first quarter following the end of the performance cycle. Dividend equivalents accrue during the performance period and are paid in cash after the shares are issued based on the actual number of shares earned. After vesting, executives must hold net shares acquired for at least one year.

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2023-2025 Metrics and Weighting

The number of shares earned by an executive depends on the Company’s achievement of key financial measures and annualized TSR relative to the median of our Performance Peer Group. The table below describes the performance measures and weightings for the 2023-2025 PSUs and outlines how those measures align with our strategy. In selecting the metrics, the PCC seeks to incentivize behavior consistent with achieving our long-term growth objectives and to align the interests of our executives with the interests of our shareholders.

Measures(1)	Weighting	Alignment with Strategy
Organic Net Revenue Growth	25%	Incentivize growth over the long term; also a key objective of our growth-oriented strategy
Adjusted EPS Growth	25%	Overall measure of performance and primary driver of shareholder value creation and return on capital
Annualized Relative TSR	50%	Directly link awards to shareholder value creation and performance versus peers
(1)	See definitions in Annex A.

Organic Net Revenue Growth is a metric for cash awards under our AIP and for share grants related to our PSUs. This metric is a fundamental driver of shareholder value, and we believe our executives should focus on it over both the short and long term. A one-year target (under the AIP) and a three-year target (for the PSUs) for Organic Net Revenue Growth create different, yet complementary, incentives for our employees. Organic Net Revenue Growth is also a key driver impacting our operational and financial performance and advancing our strategic plan.

At the end of the performance cycle, the number of shares actually earned may range from 0% to 200% of the target number of PSUs granted. The number of shares that may be earned against each measure, as a percentage of target, at threshold, target and maximum performance levels is as follows:

Metric Achievement:	Below Threshold	Threshold	Target	Max
Shares Earned (as a percentage of target):	0%	50%	100%	200%

2023-2025 Targets and Target-Setting Process

For the 2023-2025 PSU grant, the target set for Annualized Relative TSR is the 55th percentile of the Performance Peer Group. The PCC sets our financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth based on annual average growth rates, while also taking into consideration our long-term strategic plan and external guidance.

Although we do not prospectively disclose specific financial performance targets, we do disclose them retrospectively, along with results, at the end of each performance cycle (see “2021-2023 Performance Cycle Results and Shares Earned” on page 72). Revealing specific targets prospectively would provide competitors and other third parties with insights into our confidential planning process and strategies and potentially harm us competitively. We design our financial performance targets to be challenging and there is no guarantee that any shares will be earned.

We provide directional guidance to assist shareholders in determining if our prospective performance targets are rigorous when evaluating our compensation programs. Below is the directional guidance for each metric in our 2023-2025 performance cycle.

Metrics(1)	Threshold	Target	Max
Organic Net Revenue Growth	1.3pp below target	Greater than 4.5%	1.3pp above target
Adjusted EPS Growth	1.6pp below target	Greater than 7%	2.5pp above target
Annualized Relative TSR	25th percentile	55th percentile	90th percentile
(1)	See definitions in Annex A.

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The PCC uses different time periods to measure performance relative to each metric in the incentive plans:

•	Performance measures for the short-term incentive awards are set on an annual basis and are based on annual operating targets.
•	Performance measures for PSUs are set at the beginning of the performance period and are based on cumulative three-year performance goals.

Earned PSUs vest and pay out (or are cancelled if not earned) following the end of the three-year performance period. The actual value realized by our NEOs with respect to these awards is based on achievement of performance goals and our stock price at the time of vesting.

2021-2023 Performance Cycle Results and Shares Earned

The following chart details:

•	The key financial measures, weightings and performance standards the PCC set in early 2021;
•	Our actual performance over the 2021-2023 performance cycle; and
•	The final business performance rating approved by the PCC at the conclusion of the 2021-2023 performance cycle.

The PCC did not apply any discretion to adjust the final business performance rating for the 2021-2023 performance cycle. Based on the Company’s three-year results, we achieved an above target performance rating of 200%. Actual results for the 2021-2023 performance cycle included:

					2021-2023 Performance Cycle Results
Key Performance Measures(1)	Weighting	Threshold	Target	Maximum	Actual	Payout Percentage
Organic Net Revenue Growth	25%	2.2%	3.7%	4.9%	10.7%	200%
Adjusted EPS Growth	25%	6.0%	7.6%	10.1%	13.3%	200%
Annualized Relative TSR(2)	50%	25th percentile	55th percentile	90th percentile	100th percentile	200%
Final Business Performance Rating						200%
(1)	See definitions in Annex A.
(2)	In determining our Annualized Relative TSR performance, we used our 2023 Performance Peer Group (see “Performance Peer Group” on page 76).

Based on target awards and the performance rating, the shares earned (before taxes) for each NEO for the 2021-2023 performance cycle were as follows:

Name	Shares Earned
Mr. Van de Put	307,340
Mr. Zaramella	88,200
Mr. Gruber	64,140
Mr. Valle	42,760
Ms. Stein	48,120
Mr. Brusadelli(1)	52,942
(1)	Under the terms of our annual PSU grant agreement, Mr. Brusadelli was eligible for retirement treatment prior to his termination. Thus, his 2021-2023 PSUs vested on a prorated basis based on actual performance in accordance with the Company’s grant agreement provisions for retirement-eligible individuals. For additional information regarding his separation, please see “Mr. Brusadelli’s Separation” section below.

Stock Options (25%)

Stock options vest ratably over three years and have a full term of ten years. The PCC believes options are an appropriate vehicle for long-term compensation because they are performance-based and emphasize growth. As with PSUs, NEOs must hold the net shares acquired upon exercising stock options for at least one year while also maintaining their stock ownership requirement.

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OTHER COMPENSATION ELEMENTS

Deferred Compensation

In 2023, our U.S.-based NEOs were eligible to participate in the Mondelēz Global LLC Executive Deferred Compensation Plan (“MEDCP”), a voluntary non-qualified deferred compensation plan. The MEDCP allows executives to defer, on a pre-tax basis, up to 50% of their salary and up to 100% of their award under the AIP. Participants may invest deferred amounts in one or more notional investment options.

The MEDCP is similar to plans provided to executives at many of the companies in our Compensation Survey Peer Group. The PCC believes the MEDCP aids in recruitment and assists executives in managing their future cash flow.

Limited Perquisites; No Executive-Only Welfare Plans or Tax Gross-Ups

The PCC believes offering certain limited perquisites is important for executive retention and recruitment. Our perquisites for NEOs, including car and financial planning allowances, are similar in scope and value to those offered by companies in our Compensation Survey Peer Group.

In addition, consistent with the findings of an independent, third-party security study, we require our CEO to use private (non-commercial) Company aircraft for both business and personal travel. This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries.

Our NEOs generally participate in the same retirement, health and welfare plans broadly available to all salaried employees in the location where they are based. The footnotes to the SCT list the perquisites we provided to our NEOs in 2023. We do not provide our NEOs with tax gross-ups on executive-only perquisites or health and welfare benefits. Consistent with market practice, eligible employees may receive tax equalization payments, relocation reimbursements and expatriate benefits pursuant to our expatriate, global mobility, relocation and tax equalization policies because there is a business purpose to employees’ relocations. Such policies are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country; they are also designed to ensure there is no undue tax burden on the employee due to business travel, relocation or an expatriate assignment.

RETIREMENT AND SEPARATION BENEFITS

Our U.S.-based NEOs are eligible for broad-based U.S. employee benefit plans on the same terms as U.S. salaried employees, including the Mondelēz Global LLC Thrift Plan (“Thrift Plan”).

We also provide an unfunded non-qualified plan, the Mondelēz Global LLC Supplemental Benefits Plan (“Supplemental Plan”), for eligible U.S. employees. The Supplemental Plan provides benefits that are not provided under the Thrift Plan because:

•	An employee’s compensation exceeds the tax-qualified plan compensation limit under Code Section 401(a)(17);
•	An employee elects to defer compensation under either the MEDCP or the Supplemental Plan; or
•	A participant’s Thrift Plan benefit exceeds the limits under Section 415 of the Code.

The PCC believes the Thrift Plan and the Supplemental Plan are integral pieces of our overall executive compensation program because they promote the retention of our executive leadership team over the long term. The PCC believes our NEOs should be able to defer the same percentage of their compensation and receive the same corresponding notional employer contributions as all other employees, without regard to the Code’s compensation limit applicable to tax-qualified plans or to whether the NEO has elected to defer compensation.

Mr. Gruber participates in the Company’s pension plan for Swiss employees on the same basis as other Swiss employees.

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Change in Control Severance Plan

In order to promote the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, we maintain a Change in Control Plan for Key Executives (the “CIC Plan”). The CIC Plan is consistent with similar severance plans maintained by companies in our Compensation Survey Peer Group, including eligibility and severance benefit levels. We structure separation payments with two goals in mind: to make key executives, including our NEOs, available to facilitate a successful transition following a CIC and to provide a competitive level of severance protection if an executive is involuntarily terminated without cause or resigns for good reason within two years following a CIC (“double trigger”). In the event a payment under the CIC Plan or otherwise triggers an excise tax under Code Section 4999, the payment will be the greater of the full benefit or a reduced benefit that does not trigger the excise tax, as determined on an after-tax basis for each. We do not provide any tax gross-ups for taxes payable on CIC benefits.

We further describe the severance arrangements and other benefits provided under the CIC Plan (as well as the equity treatment upon certain separations in the event of a CIC) under “Potential Payments Upon Termination or Change in Control” on page 88.

Other Severance Agreements

Although we generally do not have individual severance or employment agreements with any of our NEOs, we typically provide separation benefits as consideration for a departing NEO entering into an agreement protecting our interests. The severance payments and other benefits provided to a typical NEO are described under “Potential Payments Upon Termination or Change in Control” on page 88.

Mr. Brusadelli’s Separation

Mr. Brusadelli served as an Italian expatriate on international assignment in Singapore and voluntarily resigned effective July 9, 2023, after over 30 years of service with the Company. Because his termination was voluntary, he was not eligible for and did not receive any severance payments and he forfeited all equity awards granted in 2023. Mr. Brusadelli was eligible for retirement treatment under the terms of our AIP and LTI grant agreements prior to his termination; thus, in 2023, he received prorated payouts of his 2023 AIP bonus (at target level) and 2021-2023 PSUs (based on actual performance), as reflected above, in accordance with the retirement terms of the applicable plan. Pursuant to Italian statutory requirements, he also received the “Trattamento di Fine Rapporto” payment, an end-of-employment payment which is legally required to be paid to each employee of Mondelēz Italia Services upon termination of their employment for any reason; it is calculated according to a legally set formula based on an employee’s salary. Mr. Brusadelli’s Trattamento di Fine Rapporto payment is reflected in his 2023 “All Other Compensation” amounts in the SCT.

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COMPENSATION DETERMINATION PROCESS

PEER GROUPS

Role of Peer Groups

The PCC uses two different groups of peer companies: one to benchmark executive compensation, market practices and compensation design and one to assess relative performance.

Compensation Survey Peer Group

The PCC reviews compensation data from a comparator group of companies as one reference point when making compensation decisions for all executive pay, including CEO pay and when benchmarking compensation plan designs. Aon Hewitt (“Aon”) provides aggregate pay level benchmarking data for each NEO role and for all elements of compensation, including salary, target bonus, total target cash, LTI and total target pay. Then, at the request of the PCC, the Committee’s consultant, Semler Brossy, reviews and evaluates the Aon data. Separately, market data for the CEO is reviewed independently of the Aon data. Other factors considered in NEO compensation decisions include individual performance, responsibilities, leadership, years of experience, expertise, Company performance and long-term growth potential.

We routinely review the selection criteria and companies in our Compensation Survey Peer Group. In 2023, the PCC evaluated and approved maintaining the same Compensation Survey Peer Group as 2022. The following table shows our criteria for choosing the Compensation Survey Peer Group and how it is used.

How the Peer Group Was Chosen	2023 Compensation Survey Peer Group(1)	How We Use the Peer Group

•  Comparable size (0.5x-2.5x) based on net revenue and market capitalization

•  Considerable global presence with sales and operations outside the United States

•  Primarily consumer facing

•  Market-leading brands

•  Incorporated in the United States

•  Non-controlled company structure

•  3M Company

•  The Coca-Cola Company

•  Colgate-Palmolive Company

•  The Estee Lauder Companies Inc.(2)

•  General Mills Inc.

•  Johnson & Johnson

•  Kellanova(3)

•  The Kraft Heinz Company

•  Kimberly-Clark Corporation

•  McDonald’s Corporation

•  Nike, Inc.

•  PepsiCo, Inc.

•  Philip Morris International, Inc.

•  The Procter & Gamble Company

•  Starbucks Corporation

•  Benchmark total direct compensation (at target levels), including base salary and annual and LTI awards

•  Evaluate share utilization by reviewing overhang and annual run rate

•  Benchmark share ownership guidelines

•  Assess the competitiveness of total direct compensation awarded to senior executives

•  Compare pay-for-performance alignment

•  Benchmark annual and LTI plan design

(1)	Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
(2)	Excluded by the PCC when reviewing CEO compensation.
(3)	In October 2023, the Kellogg Company was renamed Kellanova and completed the spin-off of its North American cereal business into a new standalone entity called WK Kellogg Co. External market data reviewed for 2023 reflected Kellogg Company compensation information prior to the spin-off.

To further validate our compensation levels, using data provided by the executive compensation consultant, the PCC retrospectively evaluates our pay-for-performance alignment versus our Compensation Survey Peer Group. The PCC believes that pay and performance are appropriately aligned.

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Performance Peer Group

We compare our financial and TSR performance against our Performance Peer Group, which allows us to link LTI compensation directly to the delivery of superior financial results relative to our consumer packaged goods peers. This group of companies is less relevant as a comparator for compensation levels for certain executive positions because of differences in company size, scope and complexity. However, we consider these companies direct competitors both for business and talent, so comparing our results with this peer group’s performance provides a valuable and relevant measure of our performance. We did not change our Performance Peer Group for 2023. The table below shows our criteria for choosing the Performance Peer Group and how it is used.

How the Peer Group Was Chosen	2023 Performance Peer Group(1)	How We Use the Peer Group
• Industry competitor • Fast-moving consumer good companies and primarily focused on food and non-alcoholic beverages

•  Campbell Soup Company

•  The Coca-Cola Company

•  Colgate-Palmolive Company

•  Danone

•  General Mills Inc.

•  The Hershey Company

•  Kellanova(2)

•  The Kraft Heinz Company

•  Nestlé S.A.

•  PepsiCo, Inc.

•  The Procter & Gamble Company

•  Unilever PLC

• Compare annualized TSR to assess our results against the TSR performance measure for PSUs
(1)	Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.
(2)	In October 2023, the Kellogg Company was renamed Kellanova and completed the spin-off of its North American cereal business into a new standalone entity called WK Kellogg Co. TSR calculations for our Performance Peer Group reflect Kellanova’s performance following the spin-off effective date and Kellogg Company’s performance prior to the spin-off.

DECISION-MAKING PROCESS

Role of the PCC

The approach used to determine both CEO and NEO compensation is the same approach used in determining compensation for the broader employee population, including pay competitiveness and the use of performance-based metrics that reward exceptional financial performance. When determining CEO and NEO pay, the PCC also considers other factors that it regularly reviews, including shareholder feedback, the advisory vote on compensation, global pay fairness, performance and progress against the SPIs. The PCC understands that CEO pay should be reasonable relative to overall employee pay and is mindful of the pay grades and salary ranges of our employees when making compensation decisions.

The PCC reviews and discusses the CEO’s self-evaluation of his performance with the Board and makes preliminary recommendations about base salary and LTI compensation based on a consideration of all the factors mentioned above. The PCC then discusses the compensation recommendations with the Board before approving the final compensation decisions. The CEO is not present during PCC voting or deliberations regarding his own compensation.

Role of the Compensation Consultant

The PCC retains an independent compensation consultant to assist in evaluating executive compensation programs and advise the PCC regarding the amount and form of executive and director compensation and pay-for-performance alignment. Conferring with a consultant provides additional assurance that our executive and director compensation programs are reasonable, competitive and consistent with our objectives. The PCC directly engages the consultant under an engagement letter that the PCC reviews at least annually. Since August 2019, the PCC has engaged Semler Brossy as its independent compensation consultant.

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During 2023, Semler Brossy provided the PCC advice and services, including:

•	Regularly participating in PCC meetings, including executive sessions that exclude management;
•	Consulting with the PCC Chair and being available to consult with other committee members between meetings;
•	Advising on the composition of the Compensation Survey Peer Group and the Performance Peer Group;
•	Providing competitive peer group compensation data for executive positions and evaluating how the compensation we pay the NEOs relates both to the Company’s performance and to how peers compensate their executives;
•	Analyzing best practices and providing advice about design of the annual and LTI plans, including selecting performance metrics and ranges;
•	Updating the PCC on executive compensation trends, issues and regulatory developments;
•	Advising on our proxy statement and CD&A and supporting our efforts in shareholder outreach on the compensation program; and
•	Benchmarking, assessing and recommending non-employee director compensation.

For the year ended December 31, 2023, Semler Brossy provided no services to Mondelēz International other than consulting services to the PCC regarding executive and non-employee director compensation.

At least annually, the PCC reviews the current engagements and the objectivity and independence of the advice that Semler Brossy provides on executive and non-employee director compensation. In 2023, the PCC considered the six specific independence factors adopted by the SEC and Nasdaq and determined that Semler Brossy is independent and Semler Brossy’s work did not raise any conflicts of interest.

Role of the Chief Executive Officer

Each year the CEO makes compensation recommendations to the PCC for base salary, annual incentive and LTI compensation for the NEOs other than himself, taking into account pay competitiveness and both individual and Company performance. The PCC reviews and discusses these recommendations with the CEO but the PCC retains full discretion over the compensation of these employees. The PCC considers individual performance in the base salary and LTI recommendations made by the CEO. Based on each NEO’s contributions in specific areas, such as achievement of key strategic initiatives, operational efficiency, enterprise leadership, quality of financial results, leadership in a time of crisis and talent management, the CEO also provides the PCC with individual performance assessments and rating recommendations. The PCC considers the CEO’s analysis and direct knowledge of each NEO’s performance and contributions when determining the NEOs’ individual performance ratings and making final compensation decisions.

The CEO does not make recommendations or participate in deliberations regarding his own compensation.

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COMPENSATION GOVERNANCE

HOW THE PCC MANAGES COMPENSATION-RELATED RISK

As it does each year, in 2023 the PCC evaluated whether our compensation designs, policies and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described above, we design our compensation to incentivize executives and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. Our compensation design discourages our executives and other employees from taking excessive risks for short-term benefits that may harm the Company and our shareholders in the long term. The compensation program includes several risk-mitigating elements, including:

•	Using both short-term and long-term performance-based compensation, so executives do not focus solely on short-term performance;
•	Weighting executive compensation heavily toward LTI to encourage sustainable shareholder value and accountability for long-term results;
•	Using multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results that we want to incent;
•	Weighting both business performance and SPIs in our AIP, so executives do not have too narrow a focus;
•	Capping the amount of incentives that may be awarded or granted;
•	Retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and claw back compensation upon certain financial restatements or significant misconduct that could damage the reputation of the Company;
•	Requiring our top executives to hold a significant amount of their compensation in Common Stock and prohibiting them from hedging, pledging or engaging in short sales of their Common Stock;
•	Minimizing use of employment contracts;
•	Not backdating or re-pricing option grants; and
•	Not paying severance benefits on change in control events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.

The Audit Committee oversees our ethics and compliance programs that educate executives and other employees on appropriate behavior and the consequences of inappropriate actions. Additionally, the PCC reviews workplace compliance on an annual basis. These programs not only drive compliance and integrity but also encourage employees with knowledge of potential wrongdoing to report concerns by providing multiple reporting avenues while protecting reporting employees against retaliation.

In light of these considerations, the PCC believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the Company. Semler Brossy conducted a thorough annual review of our approach and reviewed the PCC’s risk analysis and agreed with this conclusion.

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STOCK OWNERSHIP

To further align NEO and shareholder interests, the PCC requires all executives to hold a significant amount of Common Stock. The following chart summarizes our requirements, which are comparable to, or greater than, stock ownership requirements at the majority of companies in our Compensation Survey Peer Group.

Key Provisions	Explanation of Key Provisions
Ownership expectation	• CEO: 8 times salary • Other NEOs: 4 times salary
Time to meet expectation	• 5 years from employment date or 3 years following a promotion
Shares counted toward ownership

•  Common Stock, including shares owned outright, direct purchase plan shares, unvested DSUs and accounts over which the executive has direct or indirect ownership or control

•  Excludes unexercised Mondelēz International stock options and unvested PSUs

Additional Holding Requirements

•  Until a NEO satisfies our stock ownership requirements, the NEO must hold 100% of all shares acquired under our equity program (including stock after the restrictions have lapsed, shares acquired upon exercise of a stock option and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price

•  Once a NEO satisfies our stock ownership requirements, the NEO must hold 100% of new shares acquired under our equity program (including stock after the restrictions have lapsed, shares awarded for vested DSUs, shares acquired upon exercise of a stock option and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price, for at least one additional year

The PCC monitors our executives’ compliance with these requirements. As of March 13, 2024, all NEOs (other than Mr. Brusadelli who has terminated employment) have satisfied, exceeded or were on track to meet their stock ownership requirements and adhered to the holding requirements.

GOVERNANCE FRAMEWORK AROUND THE USE OF EARNINGS PER SHARE IN OUR INCENTIVE PROGRAMS

The PCC believes it is appropriate to base executive compensation on performance metrics that align with our external reporting framework and the means by which shareholders and other stakeholders measure our performance. Accordingly, the EPS metric we use in our LTI program, like our external targets, accounts for our capital allocation plans for the year, including expected share repurchases. The PCC recognizes there are differing views among investors regarding whether share repurchases should be factored into EPS targets in executive compensation programs but believes our robust governance and compensation practices mitigate the risk that an executive would act imprudently. Specifically,

•	The PCC establishes the performance metrics and targets for both the annual and LTI programs;
•	The Board oversees our capital allocation process and reviews a budget each year for capital deployment, including share repurchases, with the goal of balancing investment in growth and returning cash to shareholders (as demonstrated through our historical investments in capital expenditures and research and development);
•	The PCC designs the LTI program with a mix of performance metrics such that even if executives were able to deploy an excessive amount of cash towards share repurchases to maximize EPS, there would be offsetting impact on other performance metrics, with no clear visibility towards increasing payouts; and
•	The most heavily weighted metric in the LTI program is relative TSR and not EPS. EPS is only one of three measures with relative TSR being the most significant (50% weighting).

CLAWBACK POLICIES

We maintain two clawback policies: (i) the Dodd-Frank Clawback Policy, which provides for the recoupment of certain compensation as required by Rule 10D-1 under the Securities Exchange Act of 1934 and associated Nasdaq listing standards (collectively, “Rule 10D-1”), and (ii) the Compensation Recoupment Policy, which allows the PCC discretion to recoup certain compensation for situations outside the scope of, or in addition to the amounts recoverable under, the Dodd-Frank Clawback Policy.

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Under our Dodd-Frank Clawback Policy, in the event we are required to prepare certain accounting restatements of our financial statements, we will recover, on a reasonably prompt basis, the amount of any incentive-based compensation received by a covered executive during the three completed fiscal years prior to the date we are required to prepare the restatement that exceeds the amount that otherwise would have been received by the covered executive had it been determined based on the restated financial statements.

Under our Compensation Recoupment Policy, the PCC may determine the extent to which the Company should recoup the incentive-based compensation of any covered executive officer whose act or omission necessitated a restatement or who participated in significant misconduct. The PCC, in its discretion, may then take the actions it deems necessary or appropriate to recoup incentive-based compensation and address the events that gave rise to the restatement or misconduct and to prevent a recurrence. For the avoidance of doubt, recoupment under the Compensation Recoupment Policy would be in addition to, and not in lieu of, any mandatory recovery of compensation under the Dodd-Frank Clawback Policy.

We may recoup incentive-based compensation under our clawback policies using the methods the PCC deems appropriate, which may include, to the extent permitted by applicable law:

•	Requiring a covered executive to repay some or all of the incentive compensation granted or paid, including annual incentive bonuses and LTI grants;
•	Requiring a covered executive to repay any gains realized on the exercise of stock options or on the open-market sale of vested shares;
•	Canceling some, or all, of a covered executive’s restricted stock, DSUs, PSUs, outstanding stock options, or other equity awards; and/or
•	Adjusting a covered executive’s future compensation.

In the event of any overlap, our Dodd-Frank Clawback Policy will provide the minimum amount we will recoup from a covered executive and the PCC may, in its discretion, recoup additional amounts, if appropriate, under our Compensation Recoupment Policy.

TRADING RESTRICTIONS, ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our Insider Trading Policy prohibits our employees, including our executive officers and our directors (together, “Mondelēz International Personnel”) from engaging in transactions involving Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based derivative securities, short-selling or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries. Derivative securities include options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Mondelēz International, Inc. stock. This prohibition includes, but is not limited to, trading in Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based option contracts (for example, buying and/or writing puts and calls or transacting in straddles). This prohibition also applies to family members who reside with Mondelēz International Personnel, others who live in their households (except tenants or staff), any family members who do not live in their households but whose transactions in securities they direct or are subject to their influence or control, any corporations or other business entities controlled or managed by Mondelēz International Personnel and any trusts of which Mondelēz International Personnel are the trustee or over which they otherwise have investment control.

In addition, our insider trading policy allows Section 16 officers to trade Company securities only during open window periods and, among other requirements, only after they have pre-cleared transactions with the Corporate Secretary and prohibits our directors, executive officers and certain additional executives from holding Mondelēz International securities in a margin account or pledging Mondelēz International securities as collateral for a loan.

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EXECUTIVE COMPENSATION TABLES

2023 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation Annual Incentive Awards(4) ($)	Change in Pension Value(5) ($)	All Other Compensation(6) ($)	Total Compensation ($)
Van de Put, Dirk Chair & CEO	2023	1,550,000	10,625,963	3,501,056	4,417,500	–	923,656	21,018,175
	2022	1,537,671	8,613,541	2,607,905	4,446,950	–	719,609	17,925,677
	2021	1,487,670	9,120,315	2,320,357	2,525,250	–	674,728	16,128,320
Zaramella, Luca EVP & Chief Financial Officer	2023	932,500	3,935,694	1,296,743	1,567,500	–	242,445	7,974,882
	2022	872,603	2,871,387	869,302	1,461,680	–	178,200	6,253,171
	2021	843,836	2,617,335	665,910	773,500	–	384,330	5,284,911
Gruber, Vinzenz(1) EVP & President, Europe	2023	834,670	3,148,281	1,037,340	1,115,920	2,606,772	20,643	8,763,626
	2022	790,555	2,010,156	608,534	478,449	–	17,406	3,905,100
	2021	776,559	1,903,355	484,257	691,914	–	17,564	3,873,649
Valle, Gustavo EVP & President, North America	2023	742,500	1,810,776	596,504	1,132,500	–	184,134	4,466,414
	2022	702,740	1,507,772	456,456	1,038,003	–	164,272	3,869,243

Stein, Laura EVP, Corporate & Legal Affairs, General Counsel & Corporate Secretary	2023	772,500	1,495,948	492,770	1,053,000	–	183,758	3,997,976
	2022	743,846	1,292,464	391,264	1,019,250	–	173,719	3,620,543
	2021	705,136	3,472,896	810,233	513,340	–	87,826	5,589,431
Brusadelli, Maurizio(1) Former EVP & President, AMEA	2023	359,492	1,967,847	648,439	364,842	–	6,745,227	10,085,847
	2022	660,507	2,010,156	608,534	1,072,440	–	954,736	5,306,373
	2021	682,498	1,824,419	464,144	915,229	–	1,209,007	5,095,297
(1)	Mr. Brusadelli is a former employee of Mondelēz Italia Services who was on international assignment in Singapore. Mr. Gruber is a local employee of Mondelēz Europe GmbH. Mr. Brusadelli and Mr. Gruber’s equity compensation (stock awards and stock options) are denominated in USD; their non-equity compensation amounts were paid in non-U.S. dollars and have been converted to U.S. dollars (“USD”) using the applicable conversion rate for each year (each such conversion rate, the “Applicable Exchange Rate,” which for 2023 was the average exchange rate for the year and for 2022 and 2021 were the exchange rate as of December 31 of such year).
(2)	Reflects grants of PSUs. The amounts shown represent the full grant date fair value of the stock grants made in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12, Stock Plans, to the consolidated financial statements in our 2023 Form 10-K. The grant date value of the 2023-2025 PSUs for each NEO assuming maximum performance are as follows: Mr. Van de Put – $21,251,926, Mr. Zaramella – $7,871,388, Mr. Gruber – $6,296,562, Mr. Valle – $3,621,552, Ms. Stein – $2,991,896 and Mr. Brusadelli – $3,935,694. As noted in the CD&A, Mr. Brusadelli’s 2023-2025 PSUs were forfeited upon his voluntarily termination of employment.
(3)	Reflects stock option grants. The amounts shown represent the full grant date fair value of the options granted in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12, Stock Plans, to the consolidated financial statements in our 2023 Form 10-K. As noted in the CD&A, Mr. Brusadelli’s 2023 stock options were forfeited upon his voluntarily termination of employment.
(4)	Reflects final earned 2023 AIP awards.
(5)	Reflects the aggregate change in the actuarial present value of the benefits under the Pension Fund Mondelēz Switzerland for Mr. Gruber. For 2023, there was an increase in such pension value due to a decrease in the discount rate and because Mr. Gruber fulfilled early retirement eligibility criteria. The other NEOs are not eligible to participate in a defined benefit retirement plan.

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(6)	The amounts shown in the “All Other Compensation” column for 2023 reflect the following:

	D. Van de Put ($)	L. Zaramella ($)	V. Gruber ($)	G. Valle ($)	L. Stein ($)	M. Brusadelli ($)
Personal use of company aircraft(a)	348,682	–	–	–	–	–
Car allowance	23,333	15,000	20,643	15,000	15,000	28,159
Financial counseling allowance(b)	10,000	7,500	–	4,900	7,500	–
Employer contributions on defined contribution plans(c)	539,725	215,476	–	160,245	161,258	167,041
Tax equalization payment(d)	–	–	–	3,989	–	3,911,479
Payments related to expatriate assignment(d)	–	–	–	–	–	653,228
Tax preparation expenses(e)	1,916	4,469	–	–	–	–
Other(f)	–	–	–	–	–	1,985,320
Total All Other Compensation	923,656	242,445	20,643	184,134	183,758	6,745,227
(a)	Consistent with the findings of an independent, third-party security study, we require our CEO to use private (non-commercial) Company aircraft for both business and personal travel. This method of travel supports business continuity and personal safety while also increasing time available for business purposes, which is necessary since we do business in more than 150 countries. The incremental cost of personal use of the Company aircraft, including any travel to meetings of unaffiliated companies’ board of directors on which Mr. Van de Put serves, as reflected in the table, is based on the actual invoice to the Company. Mr. Van de Put is responsible for taxes in connection with his personal aircraft use and we do not reimburse him for those taxes.
(b)	All U.S. executive officers are eligible for an annual financial counseling allowance up to $7,500 and, in the case of Mr. Van de Put, up to $10,000.
(c)	All eligible U.S. employees, including our U.S. NEOs, receive matching Company contributions for contributions made to the Thrift Plan and the Supplemental Plan, if applicable. Similarly, all eligible U.S. employees hired or localized to the United States after 2008 who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, including Mr. Van de Put, Mr. Zaramella, Mr. Valle and Ms. Stein, receive an additional non-elective Company contribution to the Thrift Plan and the Supplemental Plan, if applicable, equal to 4.5% of eligible compensation. The amount reflected for Mr. Brusadelli is related to the Company-sponsored II Mio Domani plan in Italy. All eligible Italian employees at the senior manager level and above, including Mr. Brusadelli, receive matching Company contributions for contributions made to the II Mio Domani Plan. The percentage of the Company contribution made to the plan is based on the member’s base pay plus AIP. Mr. Gruber does not participate in a defined contribution plan.
(d)	The payments for Mr. Brusadelli were related to his international assignment in Singapore, paid in accordance with our expatriate, global mobility and tax equalization (“TEQ”) policies. These payments were similar to the types of payments generally made to other employees on international assignment with the Company. Expatriate payments are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country. These expatriate payments for Mr. Brusadelli included a housing allowance of $138,805, cost of living differential adjustments, immigration and travel expenses, a retirement contribution equalization payment and other assignment-related expenses. The retirement contribution equalization payments ($452,539 in 2023, $378,995 in 2022 and $362,944 in 2021) were intended to offset the difference (due to application of Italian law) between the employer contributions that would have been payable for him in his home country if not for his international assignment. These retirement contribution equalization payments were inadvertently excluded from his 2021 and 2022 compensation in prior proxy statements due to administrative error; as such, we have adjusted his 2021 and 2022 compensation amounts in this SCT to include such payments. Tax equalization payments are made pursuant to our TEQ policy and are designed to ensure there is no undue tax burden on the employee due to business travel, relocation or an expatriate assignment. For Mr. Brusadelli, tax equalization payments were primarily related to tax obligations due on a deemed exercise of his vested equity awards under Singapore law and certain other local taxes in Singapore. For Mr. Valle, tax equalization was related to business travel to Canada. Expenses incurred in non-USD for Mr. Brusadelli were converted to USD using the Applicable Exchange Rate.
(e)	Mr. Van de Put and Mr. Zaramella also received tax preparation services from the Company-selected tax services provider.
(f)	Mr. Brusadelli was not eligible for and did not receive any severance upon termination. The amounts shown reflect (i) the government-mandated Trattamento di Fine Rapporto payment of $1,620,477 and (ii) unused vacation payout for vacation days accrued throughout his more than 30 years of service with the Company in accordance with Company policies of $364,842. Pursuant to Italian statutory requirements, Trattamento di Fine Rapporto is an end-of-employment payment which is legally required to be paid to each employee of Mondelēz Italia Services upon termination of their employment for any reason; it is calculated according to a legally set formula based on an employee’s salary. For additional information regarding his separation, see “Mr. Brusadelli’s Separation” on page 74.

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2023 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise Price	Grant Date Fair Value of Stock
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)	of Option Awards(3) ($/Share)	and Option Awards(4) ($)
Van de Put, Dirk		AIP	1,472,500	2,945,000	5,890,000	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	77,460	154,920	309,840	–	–	–	10,625,963
	03/02/2023	Stock Options	–	–	–	–	–	–	–	258,190	65.36	3,501,056
Zaramella, Luca		AIP	522,500	1,045,000	2,090,000	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	28,690	57,380	114,760	–	–	–	3,935,694
	03/02/2023	Stock Options	–	–	–	–	–	–	–	95,630	65.36	1,296,743
Gruber, Vinzenz		AIP	419,519	839,037	1,678,074	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	22,950	45,900	91,800	–	–	–	3,148,281
	03/02/2023	Stock Options	–	–	–	–	–	–	–	76,500	65.36	1,037,340
Valle, Gustavo		AIP	375,000	750,000	1,500,000	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	13,200	26,400	52,800	–	–	–	1,810,776
	03/02/2023	Stock Options	–	–	–	–	–	–	–	43,990	65.36	596,504
Stein, Laura		AIP	351,000	702,000	1,404,000	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	10,905	21,810	43,620	–	–	–	1,495,948
	03/02/2023	Stock Options	–	–	–	–	–	–	–	36,340	65.36	492,770
Brusadelli, Maurizio(5)		AIP	351,330	702,659	1,405,318	–	–	–	–	–	–	–
	03/02/2023	Performance Share Units	–	–	–	14,345	28,690	57,380	–	–	–	1,967,847
	03/02/2023	Stock Options	–	–	–	–	–	–	–	47,820	65.36	648,439
(1)	Threshold equals 50% of target and maximum equals 200% of target. A zero payout is possible if threshold performance levels are not achieved. Actual amounts earned under our 2023 AIP are disclosed in the “Non-Equity Incentive Plan Compensation Annual Incentive Awards” column in the 2023 SCT. Amounts for Mr. Brusadelli and Mr. Gruber were converted to USD using the Applicable Exchange Rate.
(2)	Threshold equals 50% of target and maximum equals 200% of target. A zero payout is possible if threshold performance levels are not achieved. The target number of units shown in the table reflects the number of shares of our Common Stock earned if performance is achieved at target levels. Actual shares earned, if any, under the 2023-2025 performance cycle will be determined and settled no later than March 15, 2026. Any shares earned will be settled net of applicable tax withholding. Dividend equivalents accrue during the performance cycle and will be paid at the end of the performance cycle in cash, net of applicable tax withholding, based on the actual number of shares earned for the performance cycle, if any.
(3)	Exercise price equals the closing price of our Common Stock on the grant date.
(4)	Amounts represent the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718.
(5)	As noted in the CD&A, Mr. Brusadelli received a prorated AIP bonus at target-level performance pursuant to the retirement provisions of our AIP and his 2023 PSUs and stock options were forfeited in their entirety upon his voluntarily termination of employment. See the “Non-Equity Incentive Plan Compensation Annual Incentive Awards” column in the 2023 SCT for the actual AIP award paid to Mr. Brusadelli.

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2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Van de Put, Dirk	11/20/2017	133,580	–	42.11	11/20/2027	–	–	–	–
	02/22/2018	258,570	–	43.51	02/22/2028	–	–	–	–
	02/22/2019	273,740	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	232,900	–	59.04	02/20/2030	–	–	–	–
	02/18/2021	169,033	87,077	56.13	02/18/2031	–	–	–	–
	02/24/2022	76,567	155,453	64.65	02/24/2032	–	–	278,440	20,167,409
	03/02/2023	–	258,190	65.36	03/02/2033	–	–	309,840	22,441,711
Zaramella, Luca	02/22/2016	24,410	–	39.70	02/22/2026	–	–	–	–
	02/16/2017	22,570	–	43.20	02/16/2027	–	–	–	–
	02/22/2018	22,410	–	43.51	02/22/2028	–	–	–	–
	08/01/2018	29,190	–	42.83	08/01/2028	–	–	–	–
	02/22/2019	58,940	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	65,640	–	59.04	02/20/2030	–	–	–	–
	02/18/2021	48,510	24,990	56.13	02/18/2031	–	–	–	–
	02/24/2022	25,522	51,818	64.65	02/24/2032	–	–	92,820	6,722,953
	03/02/2023	–	95,630	65.36	03/02/2033	–	–	114,760	8,312,067
Gruber, Vinzenz	02/18/2015	22,000	–	36.94	02/18/2025	–	–	–	–
	02/22/2016	22,830	–	39.70	02/22/2026	–	–	–	–
	02/16/2017	20,980	–	43.20	02/16/2027	–	–	–	–
	02/22/2018	20,830	–	43.51	02/22/2028	–	–	–	–
	02/22/2019	44,540	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	46,580	–	59.04	02/20/2030	–	–	–	–
	02/18/2021	35,277	18,173	56.13	02/18/2031	–	–	–	–
	02/24/2022	17,866	36,274	64.65	02/24/2032	–	–	64,980	4,706,501
	03/02/2023	–	76,500	65.36	03/02/2033	–	–	91,800	6,649,074
Valle, Gustavo	02/20/2020	33,880	–	59.04	02/20/2030	–	–	–	–
	02/18/2021	23,522	12,118	56.13	02/18/2031	–	–	–	–
	02/24/2022	13,401	27,209	64.65	02/24/2032	–	–	48,740	3,530,238
	03/02/2023	–	43,990	65.36	03/02/2033	–	–	52,800	3,824,304

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Stein, Laura	01/11/2021	31,792	16,378	57.09	01/11/2031	4,380	317,243	–	–
	02/18/2021	26,459	13,631	56.13	02/18/2031	–	–	–	–
	02/24/2022	11,487	23,323	64.65	02/24/2032	–	–	41,780	3,026,125
	03/02/2023	–	36,340	65.36	03/02/2033	–	–	43,620	3,159,397
Brusadelli, Maurizio	02/18/2021	–	17,418	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	36,274	64.65	02/24/2032	–	–	34,296	2,484,059
(1)	The vesting schedule for all outstanding unvested DSUs, PSUs and stock options is as follows:

Grant Date	Grant Type	Vesting Schedule
01/11/2021	DSUs	100% of the grant vests on 01/11/2026.
01/11/2021	Stock Options	First tranche (33%) vested on 01/11/2022, second tranche (33%) vested on 01/11/2023 and last tranche (34%) vested on 01/11/2024.
02/18/2021	Stock Options	First tranche (33%) vested on 02/18/2022, second tranche (33%) vested on 02/18/2023 and last tranche (34%) vested on 02/18/2024.
02/24/2022	PSUs	The performance cycle will end on 12/31/2024. 100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares earned will be no later than 03/15/2025.
02/24/2022	Stock Options	First tranche (33%) vested on 02/24/2023, second tranche (33%) vested on 02/24/2024 and last tranche (34%) vests on 02/24/2025.
03/02/2023	PSUs	The performance cycle will end on 12/31/2025. 100% of the grant vests upon approval of the PCC subject to the satisfaction of the performance criteria. Distribution of any shares earned will be no later than 03/15/2026.
03/02/2023	Stock Options	First tranche (33%) vested on 03/02/2024, second tranche (33%) vests on 03/02/2025 and last tranche (34%) vests on 03/02/2026.
(2)	The market value of outstanding DSUs and PSUs is based on our Common Stock’s December 29, 2023 closing price of $72.43.
(3)	Actual number of shares earned ranges between 0% and 200% of target depending on actual performance for the performance cycle. Amount reflects maximum award levels for the 2022-2024 and 2023-2025 performance cycle based on our trending performance at 2023 year-end.

2023 OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Van de Put, Dirk	–	–	307,340	23,619,079
Zaramella, Luca	25,380	1,017,230	88,200	6,778,170
Gruber, Vinzenz	–	–	64,140	4,929,159
Valle, Gustavo	–	–	42,760	3,286,106
Stein, Laura	–	–	48,120	3,698,022
Brusadelli, Maurizio	288,258	7,437,947	52,942	4,068,593
(1)	Amounts shown are calculated based on the fair market value of the Common Stock on the date of exercise.
(2)	Amounts shown are calculated based on the fair market value of the Common Stock on the date of vesting and include the value of shares earned for the 2021-2023 performance cycle based on actual performance for the cycle, which ended on December 31, 2023, and the December 29, 2023 closing price of $72.43. The amounts also include accrued dividend equivalents for PSUs based on the actual number of shares earned for the 2021-2023 performance cycle as follows:
•	Mr. Van de Put: $1,358,443
•	Mr. Zaramella: $389,844
•	Mr. Gruber: $283,499
•	Mr. Valle: $188,999
•	Ms. Stein: $212,690
•	Mr. Brusadelli: $234,004

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2023 PENSION BENEFITS

Name(1)	Plan Name	Number of Years of Credited Service(2) (#)	Present Value of Accumulated Benefits(3) ($)	Payments During Last Fiscal Year ($)
Gruber, Vinzenz	Pension Fund Mondelēz Switzerland	34	10,969,598	–
(1)	No U.S.-based salaried employee hired after 2008 or localized to the United States after 2015 is eligible to participate in the Mondelēz Global LLC Retirement Plan. Therefore, no amounts are shown for Mr. Van de Put, Mr. Zaramella, Mr. Valle and Ms. Stein. Mr. Brusadelli’s compensation and benefits were Italy-based and he was not eligible for a defined benefit pension.
(2)	The years of credited service under the plan are equivalent to Mr. Gruber’s years of total service.
(3)	The amount reflects the actuarial present value of benefits accumulated under the retirement plan, in accordance with the same assumptions and measurement dates disclosed in Note 11, Benefit Plans, to the consolidated financial statements in our 2023 Form 10-K. Plan assumptions specific to the Pension Fund Mondelēz Switzerland include:
•	Assumes commencement at the earliest age that participants would be eligible for an unreduced pension benefit (at age 62, because Mr. Gruber fulfilled early retirement eligibility criteria in 2023) and is discounted for current age;
•	Measurement date of December 31, 2023;
•	Discount rate of 1.31%; and
•	Statutory Mortality Table BVG2015.

RETIREMENT BENEFIT PLAN DESCRIPTION

PENSION FUND MONDELĒZ SWITZERLAND – MR. GRUBER

Eligibility for this funded contributory, tax-qualified defined benefit plan is limited to full-time and part-time employees with a Swiss employment contract signed before January 1, 2011. Benefits are payable upon retirement in the form of an annuity or lump sum. If a participant elects to receive a distribution prior to retirement, benefits are subject to reduction. Employees who have reached age 58 are eligible for early retirement (to receive an early distribution subject to reduction beginning at age 58 and receive unreduced benefits beginning at age 62); otherwise, normal retirement is defined as age 65. In addition, if the Company terminates the employment, without cause, of a participant who has reached age 58, the participant is eligible to receive benefits as if the participant had continued employment until reaching normal retirement age. Mr. Gruber fulfilled early retirement eligibility criteria in 2023.

Benefits generally accrue based on 1.85% of pensionable salary (defined as annual base salary minus a coordination deduction) up to 37 years. The coordination deduction is limited to 40% of salary, up to 100% of the maximum full Federal Old Age and Survivors’ Insurance pension (for 2023: CHF 29,400). The maximum pensionable salary corresponds to ten times the upper limit under Article 8 Paragraph 1 of the Swiss Federal Act on Occupational Retirement, Survivors’ and Disability Pension Plans (for 2023: CHF 882,000).

Participating employees contribute 10% of pensionable salary to the plan.

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2023 NON-QUALIFIED DEFERRED COMPENSATION BENEFITS

Name	Plan	Executive Contributions in 2023(1) ($)	Registrant Contributions in 2023(2) ($)	Aggregate Earnings in 2023(3) ($)	Aggregate Withdrawals/ Distributions in 2023 ($)	Aggregate Balance as of December 31, 2023(4) ($)
Van de Put, Dirk	Supplemental Plan	340,017	510,025	85,013	–	3,497,792
	MEDCP	–	–	1,155,927	–	11,196,477
Zaramella, Luca	Supplemental Plan	101,926	185,776	26,773	–	1,128,419
	MEDCP	365,420	–	106,624	–	555,430
Valle, Gustavo	Supplemental Plan	87,030	130,545	9,928	–	460,232
Stein, Laura	Supplemental Plan	87,705	131,558	9,289	–	437,624
(1)	Base salary and 2023 AIP amounts contributed by NEOs are included in the 2023 SCT. The 2023 deferred compensation amounts attributable to base salary and 2023 AIP awards for participating NEOs are as follows:

Name	Plan	Base Salary ($)	AIP Award ($)
Van de Put, Dirk	Supplemental Plan	75,115	264,902
	MEDCP	–	–
Zaramella, Luca	Supplemental Plan	45,796	56,129
	MEDCP	365,420	–
Valle, Gustavo	Supplemental Plan	36,242	50,788
Stein, Laura	Supplemental Plan	37,696	50,009
(2)	Amounts in this column are also included in the “All Other Compensation” column in the 2023 SCT.
(3)	Amounts in this column are at market rates and are not reflected in the 2023 SCT.
(4)	The aggregate balance includes amounts reported as compensation for our NEOs in prior years. Amounts reported attributable to base salary, AIP awards or all other compensation that were reported in the SCT of previously filed proxy statements for the participating NEOs are as follows: Mr. Van de Put – $13,030,864; Mr. Zaramella – $871,504; Mr. Valle – $183,712 and Ms. Stein – $63,159.

MONDELĒZ GLOBAL LLC SUPPLEMENTAL BENEFITS PLAN

Because IRS Code Sections 401(a)(17) and 415 limits the amount that may be contributed to our U.S. tax-qualified defined contribution plan on behalf of an employee, we offer our U.S.-based NEOs a supplemental defined contribution program under the Supplemental Plan. This is an unfunded non-qualified plan that allows eligible employees to defer a portion of their annual compensation (base salary and AIP awards) and receive corresponding matching amounts to the extent that their contributions to the tax-qualified defined contribution plan (and the corresponding matching contributions) are limited by Code Sections 401(a)(17) or 415. In addition, all eligible U.S.-based employees, who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, receive an additional non-elective Company contribution to the Supplemental Plan equal to 4.5% of eligible compensation.

The timing of distributions depends on whether the amount distributed is subject to Code Section 409A. For distributions not subject to Code Section 409A, the distribution will be made in accordance with the employee’s distribution election. For distributions subject to Code Section 409A, employees will receive their account balances in a lump sum within 90 days after separation from service. An employee who is a “specified employee” for purposes of Code Section 409A will have the lump sum delayed for six months. Amounts deferred and notional employer matching contributions earn the same notional rate of return as the Income Fund, which is a market rate investment option available to participants in the U.S. tax-qualified defined contribution plan. The rate of return under this investment option in 2023 was 2.68%.

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MONDELĒZ GLOBAL LLC MEDCP

The MEDCP is a non-qualified plan that allows U.S.-based participants to defer, on a pre-tax basis, up to 50% of salary and up to 100% of their AIP award. The notional investment options are similar to those offered to participants in our U.S. tax-qualified defined contribution plan. A participant who elects to defer compensation must decide whether to defer receipt of the compensation until separation from service, as determined under Code Section 409A, or to receive a distribution while still employed with the Company. Distributions may be made in a lump sum or annual installments of between two and ten years. Any participant who is a specified employee for purposes of Code Section 409A will have the distribution delayed for six months following a separation from service.

The notional investment options available to participants in the MEDCP are selected by the Company and may be changed from time to time. Participants are permitted to change their investment elections at any time on a prospective basis (subject to applicable requirements of Code Section 409A). The table below shows the available notional investment options under the MEDCP and their annual rate of return for the calendar year ended December 31, 2023.

Name of Fund	Annual Return
SSgA S&P 500 Index (SVSPX)	26.15%
Vanguard Developed Markets Index Admiral (VTMGX)	17.67%
Vanguard Emerging Mkts Stock Index Admiral (VEMAX)	9.18%
Vanguard Extended Market Index Admiral (VEXAX)	25.38%
Vanguard Federal Money Market Fund (VMFXX)	5.09%
Vanguard Inflation Protected Sec Admiral (VAIPX)	3.79%
Vanguard LifeStrategy Moderate Growth Inv (VSMGX)	15.49%
Vanguard Short Term Treasury Admiral (VFIRX)	3.61%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The narrative and tables below describe the potential payments to each NEO, except Mr. Brusadelli, upon certain terminations, including following a CIC. In accordance with SEC rules, all information described in this section is presented as if the triggering events occurred on December 31, 2023. Mr. Brusadelli voluntarily terminated his employment during 2023 and the actual treatment of his equity awards pursuant to our retirement provisions (and other payments) are described below under “Potential Payout Upon Other Types of Separations (Death, Disability and Retirement).”

INVOLUNTARY TERMINATION WITHOUT CAUSE (NON-CHANGE IN CONTROL EVENT)

Generally, we do not enter into ongoing agreements that provide for separation benefits on the NEO’s departure from the Company. However, if we involuntarily terminate an NEO without cause outside of a CIC event, we expect that in most cases, the PCC would offer separation benefits as consideration for protections we would likely seek, such as a release of claims and entering into non-compete, non-solicitation and confidentiality agreements (unless prohibited by applicable law). More specifically, we expect to treat our U.S. salaried NEOs (other than Mr. Van de Put) at least comparably to other U.S. salaried employees whom we involuntarily terminate without cause. For U.S. salaried employees such as our NEOs, our severance plan provides an employee whose job is eliminated with severance pay of up to 12 months based on length of service. Because Mr. Gruber is an employee of Mondelēz Europe GmbH, his separation benefits are comparable to those offered to our other Swiss employees whom we involuntarily terminate without cause, including an increased pension benefit pursuant to the terms of the Pension Fund Mondelēz Switzerland as if he had continued employment until reaching normal retirement age.

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The event of termination without Cause, Mr. Van de Put will be entitled to severance on terms no less favorable than:

•	a lump sum cash severance payment within 60 days following termination date in the amount equal to two years of annual base salary; and
•	a pro-rata AIP paid at the same time as generally paid to other employees based on actual performance.

A termination for “Cause” shall have occurred if a Mr. Van de Put is terminated because of:

a)	Continued failure to substantially perform Mr. Van de Put’s job duties (other than resulting from incapacity due to disability);
b)	Gross negligence, dishonesty, or violation of any reasonable rule or regulation of the Mondelēz Group where the violation results in significant damage to the Mondelēz Group; or
c)	Willfully engaging in other conduct which damages the Company in any material respect (and for which purpose, no act or omission to act will be “willful” if conducted in good faith or with a reasonable belief that such act or omission was in the best interest of the Company).

The following chart reflects the typical separation benefits that may be offered to a U.S. NEO whom we involuntarily terminate without cause. The chart includes severance benefits included under Mr. Van de Put’s offer letter and Ms. Stein’s offer letter (which only provides for vesting acceleration of her sign-on equity awards granted in connection with her initial employment with the Company). Mr. Valle’s and Ms. Stein’s offer letters also provide for severance arrangements no less favorable than those accorded recently terminated senior executives. The PCC would determine actual terms and conditions based on the particular facts in each specific case.

Severance Benefits	• CEO: 24 months of base salary. • All other NEOs: 12 months of base salary. • Payment in a lump sum.
Health and Welfare Benefits	• No continuation of health and welfare benefits coverage.
Outplacement Services	• Outplacement services for up to 12 months.
Treatment of AIP Awards	• AIP award based on actual business performance results and prorated based on the number of days of active employment during the performance period.
Treatment of PSU Grants	• Outstanding PSU grants are generally forfeited; however, the PCC may exercise discretion and has typically done so in company restructuring events, to pro rata vest grants subject to actual Company performance, based on the number of months of active employment during the performance cycle.
Treatment of Stock Options

•   Unvested stock option grants are generally forfeited; however, the PCC may exercise discretion and has typically done so in company restructuring events, to prorate and accelerate the vesting of stock option grants based on the number of months of active employment during the vesting period. Ms. Stein’s sign-on stock option grant will vest upon a termination without cause or her resignation for good reason.

•   An individual who is involuntarily terminated without cause, who is not retirement eligible, has until the earlier of 12 months from termination or the end of the term to exercise vested stock options.

Treatment of DSU Grant	• Ms. Stein is the only NEO who has an outstanding DSU grant, which was granted in connection with her initial employment with the Company. Pursuant to her offer letter, the sign-on DSUs will fully vest upon a termination without cause or her resignation for good reason.

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POTENTIAL PAYOUT UPON AN INVOLUNTARY TERMINATION WITHOUT CAUSE AT FISCAL YEAR-END 2023

The table below was prepared as if each of the NEOs were involuntarily terminated without cause on December 31, 2023. All equity values are calculated based on our December 29, 2023 closing stock price of $72.43.

Name	Separation Pay(2) ($)	Annual Incentive Award(3) ($)	Outplacement Services(4) ($)	Pension Fund Mondelēz Switzerland(5) ($)	Value of Unvested DSUs and Stock Options(6) ($)	Total ($)
Van de Put, Dirk	3,100,000	4,417,500	12,500	–	–	7,530,000
Zaramella, Luca	950,000	1,567,500	12,500	–	–	2,530,000
Gruber, Vinzenz(1)	805,691	1,115,920	5,035	2,477,391	–	4,404,037
Valle, Gustavo	750,000	1,132,500	12,500	–	–	1,895,000
Stein, Laura	780,000	1,053,000	12,500	–	568,482	2,413,982
(1)	Amounts for Mr. Gruber were converted to USD using the Applicable Exchange Rate.
(2)	Per Mr. Van de Put’s offer of employment, amount reflects 24 months of base salary. Amounts reflect 12 months of base salary for the other NEOs except Mr. Gruber. Amount for Mr. Gruber was calculated based on a formula applicable to other Swiss employees.
(3)	Amounts for all NEOs reflect actual 2023 AIP awards.
(4)	Amount for Mr. Gruber is based on 6 months of career transition program and for other NEOs reflects 12 months of outplacement services.
(5)	Amounts reflect an estimate of the potential increase in pension fund benefits Mr. Gruber would be eligible to receive, similar to other Swiss employees who have met early retirement eligibility criteria (which Mr. Gruber met in 2023). Pension benefits could be paid to Mr. Gruber as an annuity and thus the estimate above does not represent the actual amounts payable to him upon termination. The amount reflected is calculated as the difference in actuarial present value between the benefits Mr. Gruber would be eligible to receive under the pension fund (i) upon an involuntary termination without cause as of December 31, 2023, receiving benefits beginning on January 1, 2024, and (ii) a voluntary termination as of December 31, 2023, receiving benefits at the earliest unreduced age (62).
(6)	Amounts reflect the value of Ms. Stein’s outstanding unvested sign-on DSUs and stock options granted in connection with her initial employment with the Company.

DOUBLE TRIGGER CHANGE IN CONTROL ARRANGEMENTS

NEOs are not eligible for any severance benefit solely upon a CIC. Our CIC Plan for senior executive officers, including the NEOs, provides for certain benefits upon an involuntary termination of employment without “Cause” or voluntary termination for “Good Reason” within two years following a CIC. To receive any benefits under the CIC Plan, a participant must abide by certain restrictive covenants, including a non-compete and non-solicitation for one year following termination (unless prohibited by applicable law). Under the terms of the CIC Plan, a participant who violates a provision of these restrictive covenants must pay back any amounts already paid and receives no further payments from the CIC Plan.

Additionally, the Equity Plan provides for the CIC treatment of unassumed outstanding equity grants following a CIC and assumed outstanding equity grants upon an involuntary termination of employment without Cause or voluntary termination for Good Reason within two years following a CIC. Our 2024 PIP, if approved by our stockholders, also provides for certain CIC treatment of outstanding equity grants upon a CIC and following certain involuntary terminations after a CIC. For additional information regarding the treatment of equity awards granted under the 2024 PIP, see Item 3.

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The key elements of the CIC Plan and Equity Plan assuming a CIC and a qualifying termination event are described in the table below.

Plan Element	Description
Definition of “CIC”

Subject to certain exceptions, the occurrence of one of the conditions below:

•   Acquisition of 20% or more of our outstanding voting securities;

•   Changes to Board membership during any consecutive 24-month period that results in less than 50% of the current Board members elected to the Board;

•   After the reorganization, merger, statutory share exchange or consolidation or any other material transaction involving the Company or any of our subsidiaries, over 50% of outstanding voting securities are not owned by Company shareholders; or

•   Complete liquidation of Mondelēz International or the sale of all or substantially all of our assets.

Definition of “Cause”

Subject to certain exceptions, the occurrence of one of the conditions below:

•   Continued failure to substantially perform job duties (other than resulting from incapacity due to disability);

•   Gross negligence, dishonesty or violation of any reasonable rule or regulation of the Company where the violation results in significant damage to the Company; or

•   Engaging in other conduct which adversely reflects on the Company in any material respect.

Definition of “Good Reason”	• Material reduction in job duties; • Material reduction in compensation; • Relocation beyond 50 miles; or • Failure to assume the obligations under the CIC Plan or Equity Plan.
Severance and Benefits Amounts

•   CEO: 2.99 times base salary plus target annual incentive payable by the Company in a lump sum;

•   All other NEOs: two times base salary plus target annual incentive payable by the Company in a lump sum;

•   Health and welfare benefits equal to three years for the CEO and two years for the other NEOs;

•   Continuation of financial counseling and car allowances for three years for the CEO and two years for the other NEOs; and

•   Outplacement services for up to two years following termination.

Treatment of AIP Awards and PSU Grants	• NEO is eligible to receive prorated cash payments (for service during the performance cycle) representing both the award under the AIP and outstanding PSU grants. In the case of outstanding PSUs, if at least 50% of the performance cycle has elapsed, cash payment would be calculated using the target level of PSUs (no proration). PSU value is calculated by multiplying the number of target shares by the closing stock price on the last trading date preceding the date of CIC.
Treatment of Other Equity Grants	• DSUs and unvested stock option grants vest. Participants have the full term to exercise all stock options, including those previously vested.
Maximum CIC Plan Benefit/No Gross Up for Payment of Excise Tax	• The maximum benefit under the CIC Plan or otherwise is the greater of the full benefit or a reduced benefit that does not trigger the excise tax under Code Section 4999 as determined on an after-tax basis for each NEO.

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POTENTIAL PAYOUT UPON AN INVOLUNTARY TERMINATION DUE TO A CHANGE-IN-CONTROL AT FISCAL YEAR-END 2023

The table below was prepared as if a CIC occurred and each of the NEOs were involuntarily terminated without cause or voluntarily terminated for Good Reason immediately following a CIC on December 31, 2023 (and thus does not reflect the potential effects of the 2024 PIP, if approved by our stockholders). All equity values are calculated based on our December 29, 2023 closing stock price of $72.43.

Name	Separation Payment(2) ($)	Annual Incentive Award(3) ($)	Value of Unvested PSU Grants(4) ($)	Value of Unvested DSU Grants(5) ($)	Value of Unvested Stock Options(5) ($)	Health & Welfare Continuation(6) ($)	Continuation of Benefits(7) ($)	Pension Fund Mondelēz Switzerland(8) ($)	Total ($)
Van de Put, Dirk	13,440,050	2,945,000	24,954,308	–	4,454,183	39,006	124,999	–	45,957,546
Zaramella, Luca	3,990,000	1,045,000	7,941,008	–	1,486,585	38,051	70,000	–	14,570,644
Gruber, Vinzenz(1)	3,356,148	839,037	5,784,260	–	1,119,287	–	45,744	2,477,391	13,621,867
Valle, Gustavo	3,000,000	750,000	3,951,057	–	720,219	25,992	70,000	–	8,517,268
Stein, Laura	2,964,000	702,000	3,782,295	317,243	911,801	13,432	70,000	–	8,760,771
(1)	Amounts for Mr. Gruber were converted to USD using the Applicable Exchange Rate, except for the unvested equity values, which are already denominated in USD.
(2)	Amounts reflect 2.99 times base salary plus target annual incentive for Mr. Van de Put and two times base salary plus target annual incentive for all other NEOs.
(3)	Amounts reflect target awards under our 2023 AIP.
(4)	Amounts reflect target PSU grants for the 2021-2023 and 2022-2024 performance cycles, as well as prorated target PSU grants for the 2023-2025 performance cycle.
(5)	Amounts reflect the value of immediate vesting of all outstanding unvested DSU grants and outstanding unvested stock options.
(6)	Amounts reflect our cost for providing medical, dental, vision, long-term disability and life insurance premiums for three years for Mr. Van de Put and two years for all other NEOs.
(7)	Amounts reflect the value for continuation of the financial counseling allowance (three years for Mr. Van de Put valued at $30,000 and two years valued at $15,000 for all other NEOs, except Mr. Gruber who does not receive financial counseling allowance), car allowance (three years for Mr. Van de Put valued at $69,999, two years for Mr. Gruber valued at $35,674 and two years for all other NEOs valued at $30,000) and outplacement services (one year for Mr. Gruber valued at $10,070 and two years for all other NEOs valued at $25,000).
(8)	Amounts reflect an estimate of the potential increase in pension fund benefits Mr. Gruber would be eligible to receive, similar to other Swiss employees who have met early retirement eligibility criteria (which Mr. Gruber met in 2023). Pension benefits could be paid to Mr. Gruber as an annuity and thus the estimate above does not represent the actual amounts payable to him upon termination. The amount reflected is calculated as the difference in actuarial present value between the benefits Mr. Gruber would be eligible to receive under the pension fund (i) upon an involuntary termination due to a CIC as of December 31, 2023, receiving benefits beginning on January 1, 2024, and (ii) a voluntary termination as of December 31, 2023, receiving benefits at the earliest unreduced age (62).

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POTENTIAL PAYOUT UPON OTHER TYPES OF SEPARATIONS (DEATH, DISABILITY AND RETIREMENT)

Death or Disability. If an NEO terminates employment due to death or disability, all of the NEO’s outstanding unvested stock option grants and Ms. Stein’s outstanding DSU grant would vest. In addition, the NEO (or beneficiary) would become eligible for an award under the AIP and a prorated target award for outstanding PSU grants.

The table below describes the estimated value of such payments based on a December 31, 2023 termination due to death or disability. All equity values are calculated based on our December 29, 2023 closing stock price of $72.43.

Name	Annual Incentive Award(1) ($)	Value of Unvested PSU Grants(2) ($)	Value of Unvested DSU Grants(3) ($)	Value of Unvested Stock Options(3) ($)	Total ($)
Van de Put, Dirk	2,945,000	21,593,121	–	4,454,183	28,992,304
Zaramella, Luca	1,045,000	6,820,516	–	1,486,585	9,352,101
Gruber, Vinzenz	839,037	4,999,843	–	1,119,287	6,958,167
Valle, Gustavo	750,000	3,362,708	–	720,219	4,832,927
Stein, Laura	702,000	3,277,965	317,243	911,801	5,209,009
(1)	Amounts reflect target awards under our 2023 AIP. The amount for Mr. Gruber was converted to USD using the Applicable Exchange Rate.
(2)	Amounts reflect target PSU grant for the 2021-2023 performance cycle as well as prorated target PSU grants for the 2022-2024 and 2023-2025 performance cycles.
(3)	Amounts reflect the value of immediate vesting of all outstanding unvested DSU grants and outstanding unvested stock options.

Retirement. If an NEO terminates employment due to retirement:

Element	Treatment
Treatment of AIP Awards	Eligible for a prorated award under AIP at target.
Treatment of PSU Grants	Pro rata continued vesting based on the number of months employed during the applicable performance period, subject to actual Company performance.(1)
Treatment of Stock Options	Continue to vest per the original vesting schedule.(1) In addition, vested stock options may be exercised during the remaining full original term of such options.
Treatment of DSU Grants	Pro rata vest based on the number of months employed during the vesting period.(1)
(1)	Provided the employee is actively employed for at least 180 days following the grant date for grants beginning in 2023 and at least 90 days following the grant date for grants prior to 2023.

Mr. Gruber is our only NEO who was eligible for retirement treatment on December 31, 2023.

As described above in the CD&A, Mr. Brusadelli was eligible for retirement treatment prior to his termination during 2023 (see “Mr. Brusadelli’s Separation” section in the CD&A for additional information). He did not receive any severance payments in connection with his voluntary termination. Pursuant to the retirement provisions described above, he was eligible for and received retirement treatment under our plans with respect to his AIP and outstanding equity awards. He also received (i) the government-mandated Trattamento di Fine Rapporto payment of $1,620,477 and (ii) unused vacation payout for vacation days accrued throughout his more than 30 years of service with the Company in accordance with Company policies of $364,842. Pursuant to Italian statutory requirements, Trattamento di Fine Rapporto is an end-of-employment payment which is legally required to be paid to each employee of Mondelēz Italia Services upon termination of their employment for any reason; it is calculated according to a legally set formula based on an employee’s salary.

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The table below describes the estimated value of such retirement treatment based on a December 31, 2023 termination for Mr. Gruber and the actual AIP bonus and estimated value of continued equity vesting for Mr. Brusadelli following his termination. All equity values are calculated based on our December 29, 2023 closing stock price of $72.43.

Name	Annual Incentive Award(2) ($)	Continued Vesting of Unvested PSU Grants(3) ($)	Continued Vesting of Unvested Stock Options(4) ($)	Total ($)
Gruber, Vinzenz(1)	839,037	9,999,686	1,119,287	11,958,010
Brusadelli, Maurizio(1)	364,842	6,318,648	566,125	7,249,615
(1)	Amounts were converted to USD using the Applicable Exchange Rate except for the unvested equity values, which are already denominated in USD.
(2)	The amount for Mr. Gruber reflects target awards under our 2023 AIP. The amount for Mr. Brusadelli reflects his prorated actual 2023 AIP award.
(3)	Amounts for Mr. Gruber reflect his PSU grant for the 2021-2023 performance cycle as well as prorated PSU grants for the 2022-2024 and 2023-2025 performance cycles. Amounts for Mr. Brusadelli reflect PSU grants for the 2021-2023 and 2022-2024 performance cycles, prorated based on his actual termination date (his 2023-2025 PSUs were forfeited). All amounts reflect maximum award levels.
(4)	Amounts reflect the value of all outstanding unvested stock options.

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PEOPLE AND COMPENSATION COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2023

The People and Compensation Committee oversees the compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the People and Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on that review and discussion, the People and Compensation Committee recommended that the Board include the Compensation Discussion and Analysis in the Proxy Statement to be filed with the SEC in connection with the Annual Meeting and incorporate it by reference in the Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 2, 2024.

People and Compensation Committee:

Michael Todman, Chair
Charles E. Bunch
Ertharin Cousin
Brian J. McNamara
Anindita Mukherjee

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CEO PAY RATIO

Our CEO pay ratio was calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate. For 2023, the annual total compensation for Dirk Van de Put, our CEO, as reported in the SCT was $21,018,175. The annual total compensation for our median employee (“Median Employee”) was $33,093. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 635 to 1.

When comparing our CEO pay ratio to the ratio at other companies, there are certain unique factors about our large work force to consider. As a global company that generates 73% of our sales internationally, our employees are located in approximately 80 countries, with over eight in ten employees located outside the U.S. Moreover, we have a heavy presence in emerging markets; seven of our top nine largest employee populations are in emerging market countries. In addition, a significant portion of our work force consists of part-time and seasonal employees. Further, the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

In order to identify our Median Employee, we used 2023 base salaries, our consistently applied compensation measure, for all individuals who were employed by us on October 2, 2023, excluding our CEO, annualized for any employees who joined the Company during 2023. We determined the annual base salary for each of our full-time, part-time, temporary and seasonal employees without applying any cost-of-living adjustments. For an employee paid in a currency other than USD, we converted annual base salaries into USD. We excluded 1,220 employees in Venezuela from our calculation as we do not report Venezuela in our consolidated financials. We also applied the de minimis exemption and excluded approximately 4,786 (1) non-U.S. employees who represented less than 5% of our employee population. After applying this exemption, we used base salary information for approximately 92,000 of our employees to identify our Median Employee.

(1)	We excluded employees from the following countries: Morocco (518), Indonesia (1,421), Ukraine (969), Egypt (1,131), Pakistan (464) and Eswatini (283).

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the CD&A.

			Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)			Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income(7) ($)	Adjusted Gross Profit Growth(8)
2023	21,018,175	49,732,942	7,057,749	11,428,845	143.96	122.21	4,968	18.8%
2022	17,925,677	27,017,315	4,833,472	6,838,394	129.50	124.71	2,726	12.3%
2021	16,128,320	26,845,406	4,960,822	7,251,942	125.82	125.27	4,314	3.5%
2020	16,842,693	22,512,182	5,506,309	6,295,101	108.58	109.26	3,569	3.6%

(1)	The dollar amounts reported are the amounts of total compensation reported in the “Total Compensation” column of our SCT for Mr. Van de Put, our Principal Executive Officer (PEO).

(2)	The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to 2023 total compensation to determine the 2023 compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Less Reported Value of Equity Awards(a) ($)	Plus Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2023	21,018,175	14,127,019	42,841,786	49,732,942

(a)	The dollar amount reported represents the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of our SCT for the year.
(b)	The equity award adjustments are calculated in accordance with SEC rules and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the 2023 equity award adjustments are as follows:

Year	Plus Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Plus Value of Dividends on Stock not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	23,836,372	17,084,654	628,005	1,292,755	42,841,786

(3)	The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total Compensation” column of our SCT in each applicable year. The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli, Ms. Stein and Mr. Valle; (ii) for 2022, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Valle; (iii) for 2021, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Ms. Stein; and (iv) for 2020, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Walter. As noted in the footnotes to the SCT, due to administrative error, the retirement contribution equalization payments for Mr. Brusadelli were inadvertently excluded from his compensation in prior proxy statements; as such, we have adjusted his 2021 and 2022 compensation amounts in the SCT and the average SCT amounts above for the applicable year to include such payments.

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(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2. This adjustment also includes adjustments to the pension values, as computed in accordance with SEC rules, show below.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less Average Reported Value of Equity Awards ($)	Plus Average Equity Award Adjustments(a) ($)	Less Average Reported Change in the Actuarial Present Value of Pension Benefits(b) ($)	Plus Average Pension Benefit Adjustments(c) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	7,057,749	3,286,068	8,140,319	521,355	38,200	11,428,845

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Plus Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Plus or Less Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Plus or Less Average Change in Fair Value from Prior Year End through the Vesting Date for Equity Awards Granted in Prior Years that Vested in the Year ($)	Less Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Plus Average Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	4,661,681	3,396,525	110,879	(276,430)	247,664	8,140,319

(b)	Represents the average of the amount reported in our SCT in the “Change in Pension Value” column for the year.
(c)	Represents the aggregate of two components: (i) the actuarial determined service cost under the Pension Fund Mondelēz Switzerland for services rendered during the year; and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation, in each case, calculated in accordance with U.S. GAAP, on an average basis.

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
(6)	Represents the weighted peer group TSR, weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is our Performance Peer Group as reported in the Form 10-K of the applicable year, which included Campbell Soup Company, The Coca-Cola Company, Colgate-Palmolive Company, Danone S.A., General Mills, Inc., The Hershey Company, Kellanova (formerly Kellogg Company), The Kraft Heinz Company, Nestlé S.A., PepsiCo, Inc., The Procter & Gamble Company and Unilever PLC.
(7)	Dollar values stated in millions. The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)	The percentages reported represent the amount of adjusted gross profit growth for the applicable year. A more detailed discussion, including definitions of such financial measures appears in Annex A.

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FINANCIAL PERFORMANCE MEASURES

As described in greater detail in the CD&A, our executive compensation program reflects a variable pay-for-performance philosophy. The metrics that we use for our executive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:

•	Organic Volume Growth
•	Organic Net Revenue Growth
•	Adjusted Gross Profit Growth
•	Adjusted Operating Income Growth
•	Market Share
•	Adjusted Earnings Per Share Growth
•	Annualized Relative Total Shareholder Return

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

As described in greater detail in the CD&A, our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, not all of those performance measures are presented in the Pay Versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Overall, our executive compensation is closely aligned with shareholder returns. Over the four-year period covered in this disclosure, the Company’s TSR increased 44%, double our peer group’s performance of 22% during the same period. As our stock price has appreciated, compensation has also increased because on average over 65% of our NEO’s total target compensation is in the form of equity. The year-over-year change in our 2023 compensation actually paid was nearly entirely driven by our stock price appreciation and increases in our PSU grant performance. For example, our 2021-2023 PSU grants paid out at maximum achievement, half of which was based on relative annualized TSR that was higher than every peer in our peer group. We do not use net income as a financial performance measure that determines compensation levels or incentive plan payouts for our NEOs, therefore compensation actually paid and net income do not have a direct relationship. We have chosen adjusted gross profit growth as our company-selected metric as it is weighted at 35% in our annual incentive plan, and therefore has an impact on our compensation actually paid for the applicable year.

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The following charts demonstrate the relationship between compensation actually paid to Mr. Van de Put, the Company’s CEO, and average compensation actually paid to other NEOs and various performance measures of the Company for the fiscal years ending December 31, 2023, 2022, 2021 and 2020.

Compensation Actually Paid vs. TSR

Compensation Actually Paid ($Mil.)
$60
$50
$40
$30
$20
$10
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
Indexed Total Shareholder Return
2020
2021
2022
2023
CAP to PEO
Avg. CAP to NEOs
Mondelēz TSR
Peer TSR

Compensation Actually Paid vs. Net Income

Compensation Actually Paid ($Mil.)
$60
$50
$40
$30
$20
$10
$0
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Net Income ($Mil.)
2020
2021
2022
2023
CAP to PEO
Avg. CAP to NEOs
Net Income

Compensation Actually Paid vs. Adjusted Gross Profit Growth

Compensation Actually Paid ($Mil)
$60
$50
$40
$30
$20
$10
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Adjusted Gross Profit Growth (%)
2020
2021
2022
2023
CAP to PEO
Avg. CAP to NEOs
Adjusted Gross Profit Growth

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OWNERSHIP OF EQUITY SECURITIES

The following table shows the number of shares of Common Stock beneficially owned as of March 13, 2024, unless otherwise noted, by each director and NEO, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of the Common Stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Beneficially Owned Shares(1)	Deferred Stock Units/ Additional Underlying Units(2)	Total Shares/ Interests Held	Beneficially Owned Shares Percent of Class(3)
Current Directors:
‘t Hart, Cees	–	2,388	2,388	*
Booth, Lewis W.K.	15,900	49,505	65,405	*
Bunch, Charles E.	14,487	29,365	43,852	*
Cousin, Ertharin	–	7,015	7,015	*
McNamara, Brian J.	–	828	828	*
Mesquita, Jorge S.	6,500	49,870	56,370	*
Mukherjee, Anindita	–	3,729	3,729	*
Nielsen, Jane Hamilton	–	9,002	9,002	*
Siewert, Patrick T.(4)	–	49,644	49,644	*
Todman, Michael A.	–	12,847	12,847	*
Director Nominee:
Price, Paula A.	–	–	–	*
Named Executive Officers:
Brusadelli, Maurizio(5)	–	–	–	*
Gruber, Vinzenz P.	659,213	–	659,213	*
Stein, Laura	181,023		181,023	*
Valle, Gustavo	155,299	–	155,299	*
Van de Put, Dirk	2,434,553	–	2,434,553	*
Zaramella, Luca(6)	746,665	–	746,665	*
All directors and executive officers as a group (19 persons)(7)	4,334 ,241	222,093	4,556,334	*

*	Less than 1%.
(1)	Includes stock options that are exercisable or will become exercisable within 60 days after March 13, 2024, as follows: Mr. Brusadelli – 0; Mr. Gruber – 387,047; Ms. Stein – 123,227; Mr. Valle – 110,839; Mr. Van de Put – 1,393,235; Mr. Zaramella – 484,111 and all other executive officers – 92,650.
(2)	Includes deferred stock units granted under the 2006 Stock Compensation Plan for Non-Employee Directors and the Equity Plan. For a description of these deferred stock units, see “Compensation of Non-Employee Directors” on page 57.
(3)	Based on 1,345,128,056 issued and outstanding shares of our Common Stock as of March 13, 2024.
(4)	Mr. Siewert’s share ownership no longer includes 2,000 shares of common stock previously held by Mr. Siewert’s now deceased father.
(5)	Mr. Brusadelli resigned from the Company effective July 9, 2023.
(6)	Mr. Zaramella filed a Form 3/A on February 15, 2024, to correct an administrative error on his Form 3 dated August 1, 2018. Mr. Zaramella’s holdings were underreported in Table I as 65,561 shares which included 24,070 deferred stock units. His actual holdings were 89,631 shares (65,561 vested shares and 24,070 deferred stock units). Mr. Zaramella’s holdings in Forms 4 and Forms 5 filed after that Form 3/A’s filing date will reflect this correction.
(7)	This group includes, in addition to the individuals named in the table, Deepak D. Iyer, Stephanie Lilak, Mariano Lozano, and Daniel E. Ramos. Director Nominee Paula A. Price is not included in this group.

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The following table displays information about persons we know were the beneficial owners of more than 5% of the issued and outstanding Common Stock as of December 31, 2023.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Calculated Based on Shares of the Issued and Outstanding Common Stock as of March 13, 2024
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	99,059,304	7.4%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	124,061,714	9.2%

(1)	Based on the Schedule 13G/A filed by BlackRock on February 13, 2024, with the SEC. The Schedule 13G/A discloses that BlackRock, in its capacity as the parent holding company of certain subsidiaries, had sole voting power over 88,017,833 shares, sole dispositive power over 99,059,304 shares and shared voting and dispositive power over 0 shares.
(2)	Based on the Schedule 13G/A filed by The Vanguard Group on February 13, 2024, with the SEC. The Schedule 13G/A discloses that The Vanguard Group, as investment advisor, had sole voting power over 0 shares, shared voting power over 1,700,038 shares, sole dispositive power over 118,093,346 shares and shared dispositive power over 5,968,368 shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of our Common Stock to report to the SEC their ownership of Common Stock and changes in that ownership. We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from reporting persons. Based solely on that review, we believe that for the fiscal year ended December 31, 2023, all required reports under Section 16(a) were filed on a timely basis.

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ITEM 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executives – including our NEOs – are critical to our success, and we design our executive compensation programs to attract, retain and motivate superior executive talent. At the same time, we expect our executives to deliver strong results, and we structure our executive compensation practices to focus on shareholders’ interests by incenting superior sustainable long-term performance. In so doing, we align pay and performance by making a significant portion of our NEOs’ compensation contingent on reaching specific annual and long-term performance goals and increasing shareholder value.

We have strong compensation-related design and governance practices to protect our shareholders’ interests. Our independent PCC regularly assesses our executive compensation program to hold executives accountable for attaining performance targets and driving shareholder value. We encourage you to read the “Compensation Discussion and Analysis” beginning on page 60 and the “Executive Compensation Tables” beginning on page 81 to learn more about our executive compensation program and how our 2023 pay aligned with 2023 performance.

The PCC and the Board believe that our executive compensation program serves our shareholders’ interests by linking pay with performance, and we will continue to refine our compensation program to align compensation with the Company’s business and talent strategies as well as the long-term interests of shareholders. Accordingly, and as required by SEC rules, we ask you to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that Mondelēz International’s shareholders approve, on an advisory basis, the compensation paid to Mondelēz International’s NEOs, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables and related narrative discussion.”

While the annual say-on-pay vote is advisory and therefore not binding on Mondelēz International, the PCC or the Board, we value the opinions of our shareholders. We carefully and thoughtfully consider our shareholders’ concerns and opinions in evaluating our executive compensation program. We believe the compensation paid to our NEOs for 2023 appropriately reflects and rewards their contribution to our performance. The next advisory say-on-pay vote will be held at our 2025 Annual Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

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ITEM 3: APPROVAL OF THE 2024 PERFORMANCE INCENTIVE PLAN

At the Annual Meeting, we will be asking our shareholders to approve the Company’s 2024 Performance Incentive Plan (the “2024 PIP”), which will replace our amended and restated 2005 Performance Incentive Plan (which we will refer to as the “Prior Plan” for purposes of this proposal). The 2024 PIP was approved by the Board on March 19, 2024 (the “Approval Date”) and will become effective if it is approved by our shareholders (the “Effective Date”). No further awards will be granted under the Prior Plan after the Effective Date if the 2024 PIP is approved.

PURPOSE OF THE 2024 PIP

The 2024 PIP provides for the granting of awards to salaried employees and non-employee directors of the Company. We believe that a comprehensive equity compensation program serves as a necessary and powerful tool to attract, retain and incentivize individuals essential to our success and accordingly benefits all of our shareholders by allowing us to retain such individuals who are expected to make significant contributions to the creation of shareholder value and align their interests with those of our shareholders.

BEST PRACTICES

We have designed the 2024 PIP to include a number of provisions that we believe promote good corporate governance practices which include, but are not limited to:

Annual Director Compensation Limit	• The 2024 PIP contains an annual limit on cash and equity-based compensation that may be paid or granted, whether under the 2024 PIP or otherwise, to our non-employee directors of $750,000 (or $1,000,000 for the first calendar year the director joins the Board or if the director is serving as chair or lead director of the Board).
Minimum Vesting Requirement	• The 2024 PIP contains a one-year minimum vesting requirement for equity awards, subject only to certain specified exceptions.
No Discounted Options or SARs	• Stock options and stock appreciation rights (“SARs”) may not be granted with exercise prices lower than the fair market value of the underlying Common Stock on the grant date.
No Repricing Without Shareholder Approval	• There can be no repricing of stock options or SARs without shareholder approval, either by canceling the option or SAR as consideration for cash, issuing a replacement option or other stock award to the participant at a lower price or by reducing the exercise price of the option or SAR, other than in connection with a change in the Company’s capitalization.
No Single Trigger Change in Control Acceleration of Equity Awards	• In the event of a change in control of the Company, the 2024 PIP does not provide for automatic single trigger acceleration of equity awards.
No Dividends on Unvested Awards	• The 2024 PIP does not provide for dividend payments on any unvested equity awards.
No Excise Tax Gross-Ups	• The 2024 PIP does not provide for tax gross-ups on excise taxes resulting from excess parachute payments.
No Evergreen Provision	• The 2024 PIP does not include an “evergreen” feature pursuant to which the shares authorized for issuance under the 2024 PIP can be automatically replenished.
No Automatic Grants	• The 2024 PIP does not provide for “reload” or other automatic grants to participants.

BOARD RECOMMENDATION

In order for the 2024 PIP to be effective, it must be approved by the affirmative vote of the holders of a majority of the votes cast on this item. The Board unanimously adopted the 2024 PIP on the Approval Date.

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KEY DATA REGARDING THE SHARE RESERVE

PURPOSE OF SHARE RESERVE

If the 2024 PIP is not approved, the number of shares currently available under the Prior Plan is not projected to be sufficient to cover all of our future equity compensation needs. The maximum number of shares authorized for issuance under the 2024 PIP is 13,500,000 shares of our Common Stock, plus the shares of our Common Stock that remain available for issuance under the Prior Plan as of the Effective Date, plus the number of shares of Common Stock subject to any award outstanding under the Prior Plan as of the Effective Date that after the Effective Date are not issued because such award is forfeited, canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash. The Board believes that this number of shares represents a reasonable amount of potential equity dilution and allows the Company to continue awarding long-term equity-based compensation. The Board intends that the share pool under the 2024 PIP will fund the Company’s equity compensation requirements for approximately the next 10 years.

The following table sets forth the number of shares authorized for future issuance as of December 31, 2023, under the Prior Plan and would be authorized under the 2024 PIP (if approved), along with the shares issuable under outstanding awards. The total number of Common Stock outstanding on December 31, 2023 was 1,348,482,705. The closing price of the Company’s Common Stock on March 13, 2024 was $71.49.

Share Authorization and Outstanding Awards

	Total Shares Available for Future Awards	Outstanding Restricted Stock, DSUs and PSUs(1)	Outstanding Stock Options and SARs	Weighted Average Exercise Price of Stock Options and SARs	Weighted Average Remaining Term of Stock Options and SARs
Prior Plan	41,500,000	4,553,166	18,678,120	$49.96	4.99
New Shares under the 2024 PIP	13,500,000	–	–	–	–

(1)	The number of shares subject to PSUs are reflected based on achievement of target performance.

BURN RATE AND DILUTION

When approving the 2024 PIP, the Board considered a number of factors, including the burn rate with respect to the equity awards granted by the Company. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average Common Stock outstanding during the fiscal year. The Board also considered dilution, commonly measured by “overhang,” which generally refers to the amount of potential dilution to current shareholders that could result from the future issuance of the shares reserved under an equity compensation plan. Overhang is typically expressed as a percentage (equal to a fraction where the numerator is the sum of the number of shares reserved but not issued under equity compensation plans plus the number of shares subject to outstanding awards and the denominator is the sum of the numerator plus the total number of shares outstanding). The Company will continue to monitor the Company’s equity use in future years to ensure the Company’s burn-rate and dilution are maintained within competitive market norms. The following table sets forth our burn rate and overhang:

Burn Rate	• The Company’s three-year average burn rate, at the time the Board approved the 2024 PIP, was approximately 0.34%.
Overhang	• Our overhang as of the Approval Date was 4.6% and if the 2024 PIP is approved, our overhang will be approximately 5.5%.

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EQUITY AWARD INFORMATION

The table below shows the number of stock options and full value awards granted in each of the last three years as well as the number of performance-based awards that were earned each year:

	Stock Options Granted	Time-Based DSUs Granted	PSUs Granted	Total Full-Value Awards Granted	PSUs Earned
2023	2,476,320	926,288	907,600	1,833,888	1,098,058
2022	2,244,030	855,691	839,820	1,695,511	1,211,055
2021	2,573,350	857,292	936,190	1,793,482	1,717,356

2024 PIP SUMMARY

The below summary of the key provisions of the 2024 PIP does not purport to be a complete description of all provisions of the 2024 PIP and is qualified in its entirety by reference to the 2024 PIP, a copy of which is attached hereto as Annex B. Shareholders are encouraged to read the 2024 PIP in its entirety.

PURPOSE OF THE 2024 PIP

The purpose of the 2024 PIP is to support the Company’s ongoing efforts to increase shareholder value by allowing the Company to offer its senior leaders compensation opportunities intended to incent high performance and retention. As described above and more fully in the CD&A, the Board believes equity incentives are an important part of its overall compensation policy because they align the interests of employees with those of the shareholders.

ADMINISTRATION

The 2024 PIP will be administered by the PCC, or any successor or such other committee or subcommittee as may be designated by the Board to administer the 2024 PIP (as applicable, the “Committee”). The 2024 PIP gives the Committee broad authority to do all things necessary and desirable in connection with the administration of the 2024 PIP, including, without limitation, the following: (i) interpreting the 2024 PIP and adopting rules and guidelines for carrying out the 2024 PIP; (ii) determining which eligible employee, if any, will be granted awards and recommending to the Board those non-employee directors eligible to receive awards; (iii) determining the terms and conditions of awards, including any performance goals applicable to such awards; and (iv) adopting such modifications and subplans as may be necessary to comply with the laws or compensation practices for Participants (as defined below) located in foreign countries. The Committee may delegate its power under the 2024 PIP to one or more officers of the Company, subject to guidelines prescribed by the Committee and applicable law, but only with respect to Participants who are not non-employee directors, executive officers, or officers of the Company otherwise subject to Section 16 of the Securities Exchange Act of 1934.

ELIGIBILITY

All salaried employees who are responsible for or contribute to the management, growth and profitability of the business of the Company and its subsidiaries and non-employee directors of the Company are eligible to receive awards under the 2024 PIP (each such eligible individual, a “Participant”). As of March 13, 2024, approximately 5,900 employees (including executive officers) and 10 non-employee Board members are eligible to participate in the 2024 PIP.

NUMBER OF SHARES AVAILABLE UNDER THE PLAN

The aggregate number of shares of Common Stock that may be issued under the 2024 PIP may not exceed 13,500,000 shares, plus (i) the number of shares that remain available for issuance under the Prior Plan as of the Effective Date and (ii) the number of shares subject to any award outstanding under the Prior Plan as of the Effective Date that after the Effective Date are not issued because such award is forfeited, canceled, terminates, or otherwise lapses, or is settled in cash. The aggregate number of shares that may be issued pursuant to the exercise of incentive stock options may not exceed 13,500,000. Only 50% of the 2024 PIP’s share pool may be granted as full-value awards (e.g., restricted stock, PSUs, DSUs and other stock-based awards which are not based on the “spread-value” of awards). Shares subject to awards under the 2024 PIP that expire, terminate or are canceled prior to issuance will

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again be available for issuance under the 2024 PIP. If a SAR or similar grant is exercised, the full number of shares of Common Stock with respect to which the grant is measured will count against the 2024 PIP’s share pool. Similarly, any shares of Common Stock that are withheld by the Company or tendered by a Participant (i) as payment of withholding or other taxes related to an outstanding Stock Option or SAR or (ii) as payment for the exercise price of a Stock Option, SAR or similar grant will be counted against the 2024 PIP’s share pool.

DIRECTOR COMPENSATION LIMIT

The aggregate dollar value of equity-based and cash compensation granted during any calendar year to any non-employee director may not exceed $750,000; provided, however, that in the calendar year in which a non-employee director first joins the Board or during any calendar year in which a non-employee director is designated as Chair or Lead Director, such limit may be up to $1,000,000.

MINIMUM VESTING

Awards under the 2024 PIP may not vest prior to the first anniversary of the grant date, except (i) upon the death, disability or retirement of the Participant, as specified in the applicable grant agreement, (ii) upon a change in control (which treatment is further described below), (iii) for any award paid in cash, (iv) non-employee director grants may vest upon the Company’s next annual shareholders meeting that is at least 50 weeks from the grant date and (v) 5% of the shares of Common Stock subject to the 2024 PIP.

NO DIVIDENDS ON UNVESTED AWARDS

The Committee may provide that any grants under the 2024 PIP, other than stock options or SARs, will earn dividends or dividend equivalents. For all unvested grants, the payment of dividends or dividend equivalents will be subject to the same vesting conditions as the underlying grant. In addition, any crediting of dividends or dividend equivalents may be subject to any additional restrictions and conditions as the Committee may establish.

TYPES OF AWARDS PERMITTED UNDER THE PLAN

The 2024 PIP allows the Company to grant stock options, SARs, restricted stock, restricted stock units or deferred stock units (“DSUs”), other stock-based grants and incentive awards.

Stock Options. Stock options represent the right to purchase a share of Common Stock at a stated exercise price. Stock options may be granted as either non-qualified stock options or incentive stock options as defined under Section 422 of the Internal Revenue Code of 1986 (the “Code”). Only employees of the Company (and qualifying subsidiaries) may be granted incentive stock options. The exercise price of any stock option may not be less than the fair market value of the underlying Common Stock on the date of grant, and any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Shareholders”) may not be granted an incentive stock option at an exercise price less than 110% of the fair market value of the underlying Common Stock on the date of grant. The Committee has the power to determine the terms of each stock option, including the expiration, vesting and exercise dates and whether the stock option will be a non-qualified stock option or incentive stock option. The term of stock options may not be greater than 10 years (or five years for 10% Shareholders). If the aggregate fair market value of all shares of Common Stock subject to incentive stock options granted to an individual first become exercisable during any calendar year exceeds $100,000, the excess stock options will not qualify as incentive stock options. Upon exercise of a stock option, payment of the exercise price (and any applicable taxes) must be received by the Company in accordance with applicable payment requirements, which, unless otherwise determined by the Committee, may include payment in the form of Common Stock already owned by the Participant.

SARs. SARs represents the right to receive a cash payment, shares of Common Stock, or both (as determined by the Committee),with a value equal to the difference between the fair market value of a share on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised. The exercise price of a SAR may not be less than the fair market value of the underlying Common Stock on the date of grant. The term of SARs may not be greater than 10 years.

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Restricted Stock. Restricted stock is a share of Common Stock that is subject to forfeiture during the restricted period upon such conditions as may be determined by the Committee and stated in the applicable award agreement. Restricted stock may vest based on the achievement of specific performance goals and objectives and/or based on the Participant’s continuous employment or service with the Company. Except as may be provided in the applicable award agreement, during the restricted period, restricted stock may not be sold, transferred, or pledged, and a Participant will have all the rights of a shareholder (subject to the above with respect to dividends).

Restricted Stock Units or Deferred Stock Units. A restricted stock unit or a DSU represents the right to receive a share of Common Stock, cash, or both (as determined by the Committee) upon satisfaction of conditions determined by the Committee and set forth in the applicable award agreement. Such awards may vest based on the achievement of specific performance goals and objectives and/or based on the Participant’s continuous employment or service with the Company. Except as may be provided in the applicable award agreement, such awards may not be sold, transferred, or pledged, and a Participant will not have any rights of a shareholder unless and until shares of Common Stock are actually delivered in satisfaction of such awards.

Other Stock-Based Awards and Incentive Awards. An other stock-based grant is an award, other than an a stock option, SAR, restricted stock, restricted stock units, or DSU, that is denominated in, valued in whole or in part by reference to, or otherwise related to, Common Stock. An incentive award is a performance-based award that is expressed in U.S. or other local currency or Common Stock or any combination of the two. The grant, purchase, exercise, exchange or conversion of such awards will be determined by the Committee.

Performance Conditions. Awards under the 2024 PIP may be subject to conditions based on the achievement of performance goals over the course of a performance period, as established by the Committee. Awards subject to performance periods of more than one year are referred to in this proposal as “Long-Term Incentive Grants.”

PROHIBITION AGAINST REPRICING

Other than in connection with a change in the Company’s capitalization (as described in “Adjustments” below), the Committee may not, without approval by the shareholders of the Company, (i) reduce the exercise price of outstanding stock options or SARs; (ii) at any time when the exercise price of a stock option or SAR is above the fair market value of a share of Common Stock, cancel such awards in exchange for cash or other awards with an exercise price less than the exercise price of the original stock option or SAR; or (iii) otherwise take any other action that is treated as a “repricing” under generally accepted accounting principles.

CHANGE IN CONTROL

Upon a Change in Control (as defined in the 2024 PIP) of the Company, any Long-Term Incentive Grants will be converted into time-based DSUs based on the higher of (i) the target level of performance goal achievement, or (ii) the actual level of performance goal achievement as of the latest practicable date prior to the Change in Control. Such DSUs will have a scheduled vesting date of the last day of the original performance cycle of the corresponding Long-Term Incentive Grant. In addition, all equity awards (including Long-Term Incentive Grants converted into DSUs) that are assumed or replaced by the successor corporation will remain outstanding and be governed by their respective terms following the Change in Control. If a Participant’s employment is terminated by the Company without Cause or by such Participant for Good Reason (as such terms are defined in the 2024 PIP) within two years after the Change in Control, or if a non-employee director’s service as a member of the Board ceases within one year after the Change in Control, then all outstanding assumed or replaced grants (including any Long-Term Incentive Grants converted into DSUs) will accelerate and immediately vest and all stock options and SARs will remain exercisable until the expiration of the original full term. If outstanding equity awards are not assumed or replaced in connection with the Change in Control, then such awards will vest and become exercisable (if applicable), and all stock options and SARs will remain exercisable until the expiration of the original full term.

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TRANSFERABILITY

Except as provided in the applicable award agreement or otherwise required by law, awards may not be transferred in any manner other than by will or the laws of descent and distribution. No award may be transferred in exchange for consideration.

ADJUSTMENT

In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock, the Committee will make any adjustments or substitutions with respect to awards as it deems appropriate to reflect the occurrence of such event, including, but not limited to, adjustments to the (A) aggregate number and kind of securities reserved for issuance under the 2024 PIP, (B) performance goals or cycles of any outstanding awards and (C) number and kind of securities subject to outstanding awards and, if applicable, the exercise price of such awards.

CLAWBACK

All awards granted under the 2024 PIP are subject to all recovery, recoupment, clawback and/or other forfeiture policy policies maintained by the Company, including the Company’s Dodd-Frank Clawback Policy and the Company’s Compensation Recoupment Policy. In addition, the Committee may impose additional clawback or recoupment provisions in an award agreement or policy as the Committee determines. No recovery of compensation under such a clawback policy or recoupment right will be an event giving rise to a right to resign for Good Reason or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.

DURATION, TERMINATION AND AMENDMENT OF PLAN

If approved by our shareholders, the 2024 PIP will become effective upon the Effective Date. The Board can amend or terminate the 2024 PIP at any time in any manner, but any such amendment is subject to the approval of the Company’s shareholders to the extent required by law or by any applicable listing standard of Nasdaq. In addition, no such amendment or termination may impair the rights of any Participant under his or her award without such Participant’s consent. Unless the 2024 PIP is terminated earlier, no grants may be made under the 2024 PIP after the tenth anniversary of the Effective Date and no incentive stock options may be granted after the tenth anniversary of the Approval Date.

NEW PLAN BENEFITS

No awards were granted under the 2024 PIP subject to shareholder approval of the 2024 PIP. No information can be provided with respect to awards that may be granted in the future under the 2024 PIP because such future awards are within the discretion of the Committee and the Committee has not determined future awards or who might receive them.

CERTAIN FEDERAL INCOME TAX TREATMENT

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards granted under the 2024 PIP based on federal income tax laws in effect on the date of this Proxy Statement. The exact federal income tax treatment of awards will depend on the specific nature of the award. This summary does not constitute tax advice, is not intended to be exhaustive and, among other things, does not describe any state, local, or foreign tax consequences.

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Incentive Stock Options. A Participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (although taxable income may arise for alternative minimum tax purposes at the time of exercise). If the Participant holds the stock received upon exercise of the incentive stock option for at least two years following the date the stock option was granted and one year following the exercise of the stock option, the Participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a Participant satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. However, if a Participant disposes of the shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), then the Participant will include as ordinary income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized upon disposition of the shares) over the exercise price. Any additional gain or loss recognized upon the disposition will be a long-term or short-term capital gain or loss. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the Participant’s income as ordinary income.

Non-Qualified Stock Options. Although the grant of non-qualified stock options under the 2024 PIP results in no taxable income to the Participant or deduction to the Company, when the Participant exercises the option, he or she will recognize ordinary income on the excess of the fair market value of the Common Stock received over the stock option exercise price and the Company will generally be entitled to a tax deduction in the same amount. The amount paid by the Participant on exercise plus the amount included in a Participant’s income as a result of the exercise of a non-qualified stock option will be treated as his or her basis in the shares acquired, and any gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss.

SARs. The grant of a SAR is generally not a taxable event for the Participant. Upon exercise of the SAR, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the exercise price in effect for the SAR, and the Company will generally be entitled to a deduction equal to the same amount.

Restricted Stock. There are no immediate tax consequences of receiving an award of unvested restricted stock. A Participant who is awarded restricted stock generally will recognize ordinary income when such shares vest in an amount equal to the fair market value of the shares over the cash consideration (if any) paid for the shares. The Participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the grant date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the Participant will not recognize any additional income as and when the shares subsequently vest. Any additional gain or loss recognized upon any later disposition of any shares received would be long-term or short-term capital gain or loss. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the Participant at the time such ordinary income is recognized by the Participant.

Restricted Stock Units, Deferred Stock Units and Incentive Awards. A Participant will generally recognize no income upon the grant of a restricted stock unit, DSU, or incentive award. Upon the settlement of such award, Participants normally will recognize ordinary income in the year of receipt in an amount equal to the fair market value of any shares of Common Stock and/or cash received. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the Participant.

Other Stock-Based Awards. Awards may be granted under the 2024 PIP that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

Deferred Compensation. It is the intention of the Company that awards will comply with Section 409A of the Code regarding nonqualified deferred compensation arrangements or will satisfy the conditions of applicable exemptions. However, if an award is subject to and fails to comply with the requirements of Section 409A, the Participant may recognize ordinary income on the amounts deferred under the award, to the extent vested, prior to the time when the compensation is received. In addition, Section 409A imposes a 20% penalty tax, as well as interest, on the Participant with respect to such amounts.

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Limitations on Deductibility. The Committee may grant awards under the 2024 PIP or otherwise that are or may become non-deductible when it believes doing so is in the best interests of the Company and our shareholders. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to certain “covered employee” in excess of $1 million. It is expected that compensation deductions for any covered employee with respect to awards under the 2024 PIP will be subject to the $1 million annual deduction limitation. In addition, Section 280G of the Code limits the deductibility of certain compensation to certain disqualified individuals in connection with a change in the ownership or control of the Company.

Withholding Taxes. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a Participant who is an employee in connection with awards under the 2024 PIP.

ADDITIONAL INFORMATION REGARDING OUR EQUITY COMPENSATION PLANS

The number of shares to be issued upon exercise or vesting of grants issued under, and the number of shares remaining available for future issuance under, our equity compensation plans at December 31, 2023 were:

Equity Compensation Plan Information

	Number of Common Stock to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved shareholders	23,231,286	$49.96	41,500,000

(1)	Includes outstanding options, DSUs and PSUs and excludes restricted stock.
(2)	Weighted average exercise price of outstanding options only.
(3)	Shares available for grant under the Prior Plan.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2024 PERFORMANCE INCENTIVE PLAN.

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ITEM 4. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2024

The Audit Committee is directly responsible for the selection, appointment, compensation, retention, oversight and termination of the independent registered public accountants. PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 2001.

REVIEW OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually reviews the performance of the independent registered public accountants and considers whether to reappoint the firm for the following year or appoint a different firm. In determining which firm to appoint as the Company’s independent registered public accountants for 2024, the Audit Committee considered numerous factors, including:

•	firm capabilities, approach and fees;
•	firm tenure as our independent registered public accountants;
•	the quality of the work that PricewaterhouseCoopers LLP has performed for Mondelēz International and its communications with the Audit Committee and management;
•	PricewaterhouseCoopers LLP’s qualifications and experience auditing companies of comparable size and complexity;
•	PricewaterhouseCoopers LLP’s familiarity with our global business and operations, accounting policies and practices, and internal control over financial reporting;
•	the potential impacts to Mondelēz International from selecting a different independent registered public accountant, including the significant time commitment and potential distraction of resources related to changing independent registered public accountants;
•	external data on audit quality and performance; and
•	firm independence.

In assessing the independence of the Company’s independent registered public accountants, the Audit Committee considered factors including the nature and amount of non-audit fees and services that the firm provides to Mondelēz International. We believe the Audit Committee’s periodic consideration of whether there should be a change in our independent registered public accounting firm helps ensure auditor independence. In conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chair are involved in the selection of the independent registered public accountants’ lead engagement partner through a process that includes candidate interviews.

The Audit Committee discusses with the independent registered public accountants the scope of and plans for the audit and is also responsible for the audit fees associated with the retention of the independent registered public accountants. As part of determining what firm to appoint, the Audit Committee discussed audit fees and the audit process with PricewaterhouseCoopers LLP, including how to continue to increase efficiencies in the audit, leverage the benefits of PricewaterhouseCoopers LLP’s familiarity with Mondelēz International, and utilize PricewaterhouseCoopers LLP’s technological transformation and innovations.

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SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Following its review and consideration of the potential benefits and costs of choosing a different auditor, the Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2024. The Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP as the independent external auditor is in our and our shareholders’ best interests. The Board is requesting, as a matter of good corporate governance, that shareholders ratify this selection.

The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the selection, the Audit Committee may investigate the reasons for our shareholders’ rejection and may consider whether to retain PricewaterhouseCoopers LLP or appoint another independent registered public accountant. Even if the selection is ratified, the Audit Committee may appoint a different independent registered public accountant if, in its discretion, it determines that such a change would be in Mondelēz International’s and our shareholders’ best interests.

We expect that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired and to respond to appropriate questions from shareholders.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS MONDELĒZ INTERNATIONAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2024.

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SHAREHOLDER PROPOSALS

In accordance with SEC rules, we are including the following shareholder proposals (Items 5 through 8), along with the supporting statements of the respective shareholder proponent. Mondelēz International is not responsible for any inaccuracies in these proposals and supporting statements. We have put a box around materials provided by the proponents so that readers can easily distinguish between materials provided by the proponent and materials provided by the Company. Each shareholder proposal is required to be submitted to a vote at the Annual Meeting only if properly presented at the meeting.

Below each proposal, we identify the shareholder who is the proponent or, where applicable, the lead proponent, as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of the Company at 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

The Board has carefully considered the four shareholder proposals and recommends that you vote AGAINST each proposal.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS FOR THE REASONS SET FORTH IN THE STATEMENT IN OPPOSITION FOLLOWING EACH PROPOSAL.

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ITEM 5. SHAREHOLDER PROPOSAL

AUDIT COMMITTEE SUBCOMMITTEE STUDY ON COMPANY AFFILIATIONS

National Legal and Policy Center, 2217 Matthews Township Parkway, Suite D-229, Matthews, NC 28015, beneficial owner of 83 shares of the Company’s Common Stock held continuously for at least three years prior to November 22, 2023, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

Audit Subcommittee Study on Company Affiliations

WHEREAS: Viewpoint disagreements have intensified in recent years, and businesses are caught in the middle. While shareholders should expect a degree of issue engagement over matters that affect a firm’s operations and viability —like taxation and regulation — many companies also get involved in matters that are immaterial, or even detrimental, to their businesses, often causing damage to their brands.

SUPPORTING STATEMENT: Potentially controversial relationships, especially tethered to social and cultural issues, can damage brands with customers, employees, suppliers and investors, and present material risks to companies’ reputation and sustainability. For example:

•	Consumers boycotted Bud Light following a campaign featuring transgender influencer Dylan Mulvaney. The backlash resulted in the brand losing its status as the best-selling beer in the United States.(1) Parent company Anheuser-Busch InBev experienced a 28 percent decline in pre-tax profit during the second quarter of 2023.(2) The situation worsened in Q3.(3)
•	Target Corporation featured “tuck-friendly” swimsuits designed for “transgender” individuals for “Pride month.”(4) A backlash ensued, the company lost $10 billion in market value over ten days, and its stock price fell.(5) Target’s quarterly sales fell for the first time in six years,(6) despite increased consumer spending during the period.(7)
•	The Walt Disney Company unnecessarily involved itself in a divisive parental rights issue in Florida, a state critical to the company’s bottom line.(8) That decision, and its ongoing placement of mature themes in children’s programming and content, has contributed to several consecutive quarters of poor earnings.(9)

Boycotts, silent or boisterous, can arise without warning. Once they gain momentum, the damage can be difficult to contain. InBev, Target and Disney are learning the hard way. Thus, it is critical the Board of Mondelēz International (“Company”) focus on its own vulnerabilities before they become a liability.

Concerns include:

•	Mondelēz has placed its iconic snack label, Oreo, in partnership with radical LGBTQ activist group PFLAG.(10) The cookie brand sponsored the group’s conference this year, whose centerpiece theme was to advocate for the placement of sexually explicit books in school libraries.(11)
•	The Company lists the United Nations Human Rights Office of the High Commissioner as one of its many “Partners and Industry Memberships.”(12) UN Human Rights paints a moral equivalence between Hamas and the State of Israel, mostly downplaying the vicious and unprovoked attacks of the terrorists while more frequently condemning Israel’s military response in Gaza, where the terror group uses civilians and hospitals as shields to cover its weapons stockpiles and tunnel systems.(13)

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RESOLVED: Shareholders request the Audit Committee of the Board of Directors create a study subcommittee to examine the risks and consequences of the Company’s associations with external organizations, to determine whether they threaten the growth and sustainability of the Company. Ideally the Committee would issue a public report on the committee’s findings by March 31, 2025, and publish it on the Company website.

(1)	https://www.theguardian.com/business/2023/jun/14/bud-light-loses-top-us-beer-spot-after-promotion-with-transgender-influencer
(2)	https://news.sky.com/story/dylan-mulvaney-bud-light-beer-takes-sales-hit-after-backlash-over-ad-campaign-featuring-transgender-influencer-12932886
(3)	https://www.cnn.com/2023/10/31/investing/bud-light-anheuser-busch-earnings/index.html
(4)	https://nypost.com/2023/05/24/targets-reputation-takes-a-hit-after-pride-2023-collection/
(5)	https://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-Igbtg-friendly-clothing/
(6)	https://www.cnn.com/2023/08/16/investing/target-stock-earnings/index.html
(7)	https://www.reuters.com/markets/us/us-consumer-spending-july-surges-weekly-jobless-claims-fall-2023-08-31/
(8)	https://www.foxbusiness.com/politics/desantis-pushes-ceo-criticism-disney-fight-right-thing
(9)	https://www.reuters.com/businessimedia-telecom/disney-ceo-says-company-will-quiet-noise-culture-wars-analyst-2023-09-20/
(10)	https://twitter.com/Oreo/status/1671521735240294401
(11)	https://nlpc.org/corporate-integrity-project/oreo-sponsors-conference-backing-Igbtq-groomer-books-in-school-libraries/
(12)	https://www.mondelezinternational.com/Snacking-Made-Right/Partners-and-Industry-Memberships/
(13)	https://www.ohchr.org/en/countries/israel

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 5.

Our Board and senior management team have in place robust oversight and risk management processes to oversee risks including those that may arise based on our affiliations with outside organizations. We also provide a great deal of transparency to shareholders as to how we do so. We strongly believe that a greater variety of perspectives, approaches and partners brings about better business outcomes and benefits for everyone involved. The formation of the subcommittee and additional reporting sought in this proposal would therefore be duplicative, unproductive and would not add to shareholders’ understanding of our risk management processes and oversight of our DEI program.

We have robust board oversight and risk management processes. Our business faces various risks, including strategic, financial, operational, sustainability, reputational and compliance risks. We have robust internal processes and controls that facilitate the identification, assessment, prioritization, mitigation, monitoring and validation of material short-, intermediate- and long-term risks. Identifying, managing and mitigating our exposure to these risks, along with effectively overseeing such matters, are activities critical to our operational decision-making and annual planning processes.

The Board has ultimate responsibility for risk oversight, while management is responsible for the day-to-day assessment, management and mitigation of risk subject to the Board’s guidance and oversight. Additionally, each of our directors has experience managing or overseeing enterprise risk management (“ERM”) programs. The Governance, Membership and Sustainability Committee oversees our policies and programs related to corporate citizenship, social responsibility and public policy issues significant to the Company, and also monitors issues, trends, factors and relationships that may affect our public image and reputation.(1) This includes decision-making around external affiliations. Our Governance, Membership and Sustainability Committee also annually receives a report on our government relations strategies, lobbying activities and political contributions, and at least annually, we give a similar report to the full Board of Directors. The People and Compensation Committee reviews and oversees key human resource policies and practices, including specifically overseeing our policies, objectives and programs related to diversity, and periodically reviewing the Company’s performance on diversity, equity and inclusion.(2) The Audit Committee

(1)	See https://www.mondelezinternational.com/assets/PDFs/7---governancemembershipandpaccharter.pdf.

(2)	See https://www.mondelezinternational.com/investors/corporate-governance/human-resources-and-compensation-committee/.

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oversees, among other things, our risk assessment and risk management policies and guidelines and our sustainability disclosure processes.(3) Our full Board also discusses with management and reviews risks related to major marketing initiatives and decision-making processes around external affiliations.

Furthermore, our Risk and Compliance Committee, co-led by our SVP, Global Chief Ethics and Compliance Officer and SVP, Chief Audit & Controls Officer, and composed of leaders from the Finance, Accounting, Legal, Compliance, Internal Audit and People functions, provides oversight of our key enterprise risks and the ERM process. The Risk and Compliance Committee meets regularly and, through consultation with senior leaders and other managers with subject matter expertise, periodically assesses the key risks facing the Company, works with those risk owners responsible for managing each specific risk, and reviews mitigation actions and the status of the annual enterprise risk assessment. Our Global Chief Ethics and Compliance Officer and Chief Audit & Controls Officer regularly report to the Audit Committee to provide updates on the status of the ERM process, and the Board receives reports of Audit Committee discussions regarding its oversight of the ERM process.

We regularly engage outside advisors, where appropriate, to assist in the identification and evaluation of risks. Furthermore, many of our long-term public goals and associated action plans are developed in partnership with external advisors. We consider perspectives from our ongoing engagement with shareholders and other stakeholders, and we actively engage with multiple sustainability ratings organizations and indices as we advance our disclosure and promote transparency. (4)

Diversity and inclusion are cornerstones of our continued success. We strongly believe that greater diversity of perspectives, approaches, and partners brings about better business outcomes, and benefits for everyone involved. That’s why we are dedicated to building a more diverse, inclusive and equitable world – socially and economically – for our colleagues, culture and communities. We also believe in inclusive marketing and work to mobilize brands and marketing partners to drive change, equity, and inclusion across a wide variety of topics and viewpoints.

In summary, and for the reasons discussed above, the formation of the subcommittee and additional reporting sought in this proposal would be duplicative, unproductive and would not add to shareholders’ understanding of our risk management processes and oversight of our DEI program.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

(3)	See https://www.mondelezinternational.com/investors/corporate-governance/audit-committee/.

(4)	See https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2022/2022-MDLZ-Snacking-Made-Right-ESG-Report.pdf.

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ITEM 6. SHAREHOLDER PROPOSAL

REQUIRE INDEPENDENT CHAIR OF THE BOARD

The Accountability Board, 401 Edgewater Place, Suite 600, Wakefield, MA 01880, beneficial owner of at least $25,000 worth of the Company’s Common Stock held continuously at least one year as of September 7, 2023, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

RESOLVED: Shareholders ask the Board to adopt a policy, and amend the bylaws as necessary, to require the Board Chair to be an independent director. The policy may provide that (i) if a Chair at any time ceases to be independent, the Board shall replace the Chair with a new, independent, Chair (ii) compliance with this policy is waived if no independent director is available and willing to serve as Chair; and (iii) that the policy shall apply prospectively so as not to violate any contractual obligation existing at its adoption.

SUPPORTING STATEMENT:

Dear fellow shareholders,

Mondelēz’s board Chair, Dirk Van de Put, also serves as the company’s CEO. This structure can weaken a corporation’s governance, harm shareholder value, and has been increasingly falling out of practice.

The Spencer Stuart 2022 Board Index says a majority of S&P 500 boards no longer have a combined Chair/CEO. This shift makes sense, considering that: 1) the role of management is to run the company; and 2) the board’s role is to provide oversight of management; thus 3) a lack of checks and balances may arise when the board is chaired by management.

“The chair of the board should ideally be an independent director,” reports Institutional Shareholder Services (ISS), “to help provide appropriate counterbalance to executive management.”

And reports Glass Lewis: “Glass Lewis’ view is that shareholders are better served when the board is led by an independent chair, a role which we believe is better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that exist when a CEO or other executive also serves as chair. This, in turn, leads to a more proactive and effective board of directors.”

Glass Lewis further found that empirical evidence suggests that firms with independent board chairs outperform companies with non-independent directors, and companies with non-independent directors “tend to follow fewer positive corporate governance practices.”

“We believe that the presence of an independent chair fosters the creation of a thoughtful and dynamic board not dominated by the views of senior management,” concludes Glass Lewis.

Thank you.

Contact: MDLZ@TABholdings.org

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BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 6.

Our Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including by determining the Board leadership structure that will best serve those interests. Forcing the Company to adopt an inflexible, one-size-fits-all approach to Board leadership would hamper the Board’s ability to effectively promote Company and shareholder interests.

Our current By-Laws provide the necessary flexibility for the Board to make thoughtful decisions about the appropriate leadership structure for the Company. Our current By-Laws provide the Board flexibility in determining the appropriate leadership at a given time in light of the Company’s needs and circumstances. The Board takes several factors into account when considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent Company and shareholder interests. These factors include our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, investor feedback, and our corporate governance practices. According to the most recent surveys published by The Conference Board, this case-by-case approach of considering leadership structure is used by 76% of the S&P 500. (1) Removing this flexibility would restrict the Board’s ability to adapt to circumstances and select a leadership structure that it believes to be in the best interests of the Company and its shareholders at the time. Furthermore, the Board annually reviews its leadership structure and evaluates whether the structure remains appropriate for the Company and in shareholders’ best interests.

We have a robust independent Lead Director role with substantive leadership responsibilities. At any time that the Board determines it is in the best interests of the Company and its shareholders to have a non-independent Chair, our Corporate Governance Guidelines require the Board to select an independent Lead Director with substantive duties and responsibilities. The independent directors select the Lead Director for a one-year term. The independent Lead Director duties and responsibilities are broad and have considerable overlap with those of an independent Board Chair, promoting strong management oversight and accountability. The independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board as needed. As part of the Board’s regular agenda, the independent Lead Director presides over executive sessions of the independent directors without the participation of the Chair and Chief Executive Officer. The independent Lead Director also serves as a direct point of contact for shareholders and during Fall 2023, the independent Lead Director led engagements with several investors. The independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. Finally, the independent directors also may assign to the independent Lead Director additional duties over and above these fixed responsibilities as they deem appropriate.

Our corporate governance structures and processes are consistent with best practices that promote effective oversight and accountability. Our corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders, and promote effective Board oversight of management. In addition to the governance practices discussed above, directors are elected annually by majority vote, directors and committees engage in an annual evaluation process, shareholders have the right to call special meetings at which they can nominate director candidates or propose other business, and shareholders can communicate directly with the Board in addition to the independent Lead Director. Every Board committee is comprised entirely of independent directors and each committee has a clearly defined area of oversight regarding key risks and Company functions.

(1)	Board Leadership and Structure: Spotlight on Flexibility and Transparency (Nov. 21, 2023) p. 4, available at https://www.conference-board.org/publications/board-leadership-and-structure-spotlight-on-flexibility-and-transparency

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We have delivered strong performance under our existing leadership structure. Mondelēz International has delivered strong results for our shareholders under Mr. Van de Put’s leadership as Chairman and Chief Executive Officer. Since the launch of our strategy under his leadership in 2018, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our sustainability goals. During this time, the Board has also benefited from the guidance of independent Lead Directors with strong executive experience who have brought strong independent leadership and oversight to the Board.

In summary, our Board should retain the flexibility to select the leadership structure that is best suited to meet the needs of the Company and its shareholders at any given time. Adopting a rigid policy as requested by this proposal would impair the Board’s ability to structure its leadership in the manner it believes most effectively serves Company and shareholder interests. The proposal is unnecessary due to our strong governance practices, including our robust and independent Lead Director role.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

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ITEM 7. SHAREHOLDER PROPOSAL

  ADOPT TARGETS AND PUBLICLY REPORT QUANTITATIVE METRICS TO ERADICATE CHILD LABOR FROM COCOA SUPPLY CHAIN

Tulipshare Capital LLC, as representative of the Maryknoll Sisters of St. Dominic, Inc., P.O. Box 311, Maryknoll, New York 10545-0311, beneficial owner of 100 shares of the Company’s Common Stock held continuously at least three years as of December 7, 2023, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

Resolved: Shareholders request that, within one year, the Board of Directors adopt targets and publicly report quantitative metrics appropriate to assessing whether Mondelēz is on course to eradicate child labor in all forms from the Company’s cocoa supply chain by 2025. In the Board and management’s discretion, such metrics may include: current estimates of the total numbers of children in its supply chain on a regional basis, working in hazardous jobs, working during school hours, employed after school hours, and percentage of workers paid a living wage.

Whereas: Hazardous child labor on cocoa farms, which includes using machetes and harmful pesticides, meets the International Labor Organization’s definition of the “worst forms of child labor.”(1) International agreements have repeatedly failed to eradicate hazardous child labor from cocoa supply chains.(2)

Cocoa farming remains plagued by child labor.(2) The Department of Labor estimates that 1.56 million children engage in hazardous work on cocoa farms in Ghana and Côte d’Ivoire, where 60 percent of cocoa is produced.(3) Despite Mondelēz’s Cocoa Life program, established to stamp out child labor, and monetary commitments,(4) child labor on cocoa farms in Ghana rose by 10 percent since 2009, amounting to 55 percent.(5) Furthermore, 95 percent of cocoa farming children in West Africa are “involved in hazardous child labor.”(6)

Mondelēz acknowledges “cocoa farmers and their communities are still facing big challenges.”(7) While Mondelēz states it’s “on track” to achieve its goal of Child Labor Monitoring & Remediation Systems covering 100 percent of Cocoa Life communities in West Africa by 2025, it currently reports 74 percent coverage.(8) Even if Mondelēz reaches this goal by 2025, that does not guarantee its cocoa will be child labor-free.

Poverty is a root cause of child labor.(9) When workers are not paid a living wage, they struggle to afford child care, school, and are often forced to send their children to work in order to make a survivable income.(10) Therefore, without a commitment to pay all workers a living wage, Mondelēz cannot effectively eliminate child labor from its supply chain.

Failure to adhere to United Nations Sustainable Development Goal 8.7,calling for the elimination of all child labor by 2025,(11) exposes Mondelēz and its investors to significant financial, legal, and reputational risks. This is evidenced by a 2023 lawsuit alleging Mondelēz profits from “brutal conditions” of “child labor on plantations where they source their cocoa.”(12)

Mondelēz remains absent from Slave Free Chocolate’s list of companies using ethically grown cocoa,(13) and “would not guarantee that any of their products were free of child labor” per The Washington Post.(14)

Mondelēz states, “No amount of child labor in the cocoa supply chain should be acceptable.”(15) Shareholders agree, and require the requested report to assure management fulfills its fiduciary duty to protect Mondelēz and its investors from adverse risks associated with continued use of child labor within its cocoa supply chain.

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(1)	https://www.norc.org/Research/Projects/Pages/assessing-progress-in-reducing-child-labor-in-cocoa-growing-are-as-of-c%C3%B4te-d%E2%80%99ivoire-and-ghana.aspx
https://www.ilo.org/ipec/Campaignandadvocacy/Youthinaction/C182-Youth-orientated/worstforms/lang--en/ind ex.htm
(2)	https://www.dol.gov/sites/dolgov/files/ILAB/child_labor_reports/tda2021/2022-TVPRA-List-of-Goods-v3.pdf
(3)	https://www.reuters.com/business/sustainable-business/cadbury-maker-mondelez-invest-600-mln-sustainable-cocoa-sourcing-2022-10-25/
(4)	https://www.reuters.com/business/sustainable-business/cadbury-maker-mondelez-invest-600-mln-sustainable-cocoa-sourcing-2022-10-25/
(5)	https://nypost.com/2022/04/04/investigation-uncovers-horrible-truth-behind-cadburys-creme-egg/
(6)	Id.
(7)	https://www.cocoalife.org/progress/next-phase-of-cocoa-life
(8)	https://www.mondelezinternational.com/snacking-made-right/reporting-and-disclosure/
(9)	https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3533357/
(10)	https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5966045/;
(11)	https://insights.issgovernance.com/posts/world-day-against-child-labour-2021-focusing-on-decent-wages/
#:~:text=Differing%20from%20a%20minimum%20wage,important%20safeguard%20against%20child%20labour
https://www.unodc.org/roseap/en/sustainable-development-goals.html
(12)	https://www.internationalrightsadvocates.org/cases/ghana
(13)	https://www.slavefreechocolate.org/ethical-chocolate-companies
(14)	https://www.washingtonpost.com/graphics/2019/business/hershey-nestle-mars-chocolate-child-labor-west-africa /?utm_term-.6cb753bcb6f8
(15)	https://www.cocoalife.org/the-program/child-labor

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 7.

Mondelēz International takes seriously the commitment to “Snacking Made Right.” In our annual Snacking Made Right report, we transparently publish progress updates, metrics and robust performance data on our sustainability priorities, including our efforts to help combat child labor. We also provide information about this work in our annual Human Rights Due Diligence & Modern Slavery Report. (1) Mondelēz International also helps tackle the root causes of systemic environmental and human rights challenges through both sector-wide initiatives and Cocoa Life, our signature program focused on securing a supply of more sustainable cocoa, including efforts to help prevent and combat the risk of child labor. Because our robust sustainability reporting already provides significant transparency and disclosure on this issue, the additional report sought by the proposal would be unproductive and duplicative, while not enhancing shareholders’ understanding of our efforts to address the core issue.

Mondelēz International is committed to respecting the human rights of people in our value chain. At Mondelēz International, we are committed to making our snacks the right way, protecting the planet and respecting the human rights of people in our value chain, using the UN Guiding Principles on Business and Human Rights as a framework for preventing and addressing associated risks. Servitude, forced labor and human trafficking (“modern slavery”) are issues of increasing global concern, affecting many sectors around the world. Modern slavery is fundamentally unacceptable, and our rejection of modern slavery is a key element of our commitment to respect human rights. We endorse and support the principles established in the ILO Conventions No. 138 (Minimum Age Convention) and No. 182 (Worst Forms of Child Labor Convention) and are committed to help combat child labor by following the ILO-IOE Child Labor Guidance Tool for Business. Furthermore, our dedicated Human Rights Policy, together with our Code of Conduct, demonstrates our long-standing commitment to respect the human rights of people within our own operations and in our value chain. We seek to do business with partners who share the same commitment, as laid out in our Supplier & Partner Code of Conduct, which is aligned with our Human Rights Policy. In addition, our supplier contracts include provisions on our Corporate Responsibility Expectations, including with respect to forced and child labor.

Mondelēz International already publishes Snacking Made Right, a robust, annual sustainability report providing progress updates on our efforts to help combat the systemic issue of child labor in the cocoa supply chain. This annual report provides updates documenting the Company’s progress toward helping combat the risk of child labor in the cocoa supply chain, including reporting against our previously announced ambition to have in place Child Labor Monitoring & Remediation

(1)	Available at https://www.mondelezinternational.com/snacking-made-right/esg-topics/human-rights/.

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Systems covering 100% of our Cocoa Life communities in West Africa by 2025.In our last Snacking Made Right report, we disclosed that in 2022 we had achieved about 74% coverage of Cocoa Life communities in West Africa. (2) Despite certain monitoring challenges experienced at the height of the Covid-19 pandemic, we are on track to meet our 2025 goal. In 2022, leveraging our 10 years of experience and learnings with our Cocoa Life program, we also published our enhanced Strategy to Help Protect Children on our website. These reports are easily accessible via the internet. Our next Snacking Made Right report is slated for publication in the second quarter of 2024,where we will report our annual progress.

Mondelēz International collaborates with sector-wide efforts to help combat systemic environmental and human rights challenges and improve cocoa farmer livelihoods. Underpinning our strategy is the reality that protecting children requires collaboration with governments, suppliers, communities, NGO partners, peer companies, multi-sector partners, and other key stakeholders. To drive long-lasting positive change for children in cocoa-growing regions, all actors along the cocoa supply chain should play their part in helping combat the systemic issues underlying child labor. Through our active membership, Mondelēz International supports the work of the World Cocoa Foundation and the International Cocoa Initiative. Additionally, we support legislative efforts aimed at enabling practical, proactive and ongoing human rights due diligence. We are also a part of the Child Learning and Education Facility (CLEF), a collaboration between the Jacobs Foundation, the UBS Optimus Foundation, the Ivorian government and the broader cocoa sector. CLEF’s goal is to provide access to quality education to every child in cocoa-growing regions of Cote d’Ivoire. By helping to construct schools, train teachers, and involve parents, we’re striving to create a brighter future for over 4 million children. Inspired by this groundbreaking landscape-wide initiative in Cote d’Ivoire, we support the development of a similar initiative in Ghana.

Addressing challenges in the cocoa sector requires an ongoing effort. Cocoa in West Africa is grown on hundreds of thousands of farms, most of which are small family farms located in areas that are challenged economically.  We believe that a systemic solution will require collaboration with many stakeholders, including governments, NGOs, suppliers, and industry participants, among others. To this end we’ve interacted with the governments in West Africa to advocate for important policy changes and we’ve advocated in support of reforms elsewhere too, including supply chain due diligence legislation in Europe, which we believe will help to raise the bar for the entire industry.

Mondelēz International’s expanded investment in the Cocoa Life program shows the Company’s deep commitment to securing a supply of more sustainable cocoa and combating the root causes of systemic issues in the cocoa supply chain. We have an established track record of working to address environmental and human rights issues in the cocoa supply chain. We launched Cocoa Life in 2012 to help secure a supply of more sustainable cocoa, while pioneering an integrated approach to help tackle the root causes of systemic issues -- farm productivity, farmer livelihoods, community development, women’s empowerment, access to education, and helping combat child labor and deforestation -- together in one program. We do not own or directly purchase from farms participating in the Cocoa Life program, but instead purchase cocoa from suppliers who acquire cocoa produced on these farms. More than ten years on, the program has achieved critical scale, with approximately 230,000 farmers participating as of 2022. (3) We also are making strong progress in helping combat deforestation in West Africa. To take Cocoa Life to the next level, we are investing a cumulative total of $1 billion in the program by 2030, $400 million of which was already invested as of 2022. Our 2030 goals include further enhancing child protection systems and helping to improve access to quality education in Cocoa Life communities, while further increasing volume sourced from the program (4). Toward that end, Cocoa Life works with NGOs to seek to mirror UNICEF’s international child protection system strengthening standards, focused on prevention, monitoring and remediation, and helping enable systemic solutions.

(2)	See Snacking Made Rights, at p. 35, available at https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2022/2022-MDLZ-Snacking-Made- Right-ESG-Report.pdf.
(3)	See Snacking Made Rights, at p. 31, available at https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2022/2022-MDLZ-Snacking-Made- Right-ESG-Report.pdf.
(4)	Cocoa volume sourced is based on a mass balance approach, which means that the equivalent volume of cocoa needed for the products sold under our chocolate brands is sourced from the Cocoa Life program. See Answers to Frequently Asked Questions, How does mass balance work?, available at https://www.cocoalife.org/faq/.

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Sustainability is a key pillar in Mondelēz International’s long-term strategy, and sourcing cocoa more sustainably is a key priority within that pillar. Recognizing the importance of helping address challenges facing our communities and the planet, in 2022 Mondelēz International elevated Sustainability to become the fourth pillar of our “Vision 2030” growth acceleration strategy. We aim to create long-term value for our business, shareholders and stakeholders by helping drive positive change at scale across a focused set of sustainability priorities. Our expanded investments in Cocoa Life, which sits at the heart or our sustainability strategy and Vision 2030, demonstrate the importance of the Sustainability agenda within our Company’s overall strategy.

In summary, Mondelēz International is engaged in helping combat the multifaceted challenges of child labor in the cocoa supply chain on numerous fronts, and the Company provides robust disclosure of our progress in our annual sustainability report. The additional report sought in this proposal would not enhance shareholders’ understanding of our efforts and would be duplicative and unproductive.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

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ITEM 8. SHAREHOLDER PROPOSAL

THIRD-PARTY REPORT ASSESSING EFFECTIVENESS OF IMPLEMENTATION OF HUMAN RIGHTS POLICY

Wespath Funds Trust, 1901 Chestnut Avenue, Glenview, IL 60025, beneficial owner of at least $25,000 worth of the Company’s Common Stock held for at least one year as of November 29, 2023, is the lead proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

RESOLVED: Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, assessing the effectiveness of the company’s implementation of its Human Rights Policy (HRP) for operations in conflict-affected and high-risk areas (CAHRA),(1) including Russia/Ukraine.

WHEREAS: Mondelēz commits to using the UN Guiding Principles on Business and Human Rights (UNGPs) to prevent and mitigate human rights risks.(2) The UNGPs call on companies to conduct heightened human rights due diligence (HRDD) in CAHRA due to widespread human rights abuses and violations of national and international law.(3) Multilateral organizations, EU states, and accounting bodies are passing legislation on mandatory HRDD(4) and sustainable investment reporting(5) while also calling on companies to report on material human rights risks.(6)

The International Finance Corporation reports that companies in CAHRA “face business risks that are much greater than those in other emerging markets,” including destruction of assets, deaths and injuries, weak state control, and supply-chain disruptions.(7) A recent survey of 1,200 CEOs indicated 97% of respondents altered investment strategies due to geopolitical volatility and over one-third relocated operations based on conflict risks.(8)

Mondelēz’s operations in Russia and Ukraine expose the company to material human rights risks. The United States and EU have imposed an array of sanctions and export controls(9) against Russia and its state-owned businesses in response to the Ukraine invasion and associated credible accusations of war crimes.(10) The Russian government’s “partial mobilization” order requires companies to facilitate the conscription of staff and provide support to the military upon request,(11) threatening to disrupt Mondelēz’s operations and putting staff and assets at risk. Furthermore, Mondelēz’s factory in Ukraine was damaged by a Russian military attack in March 2023.(12)

(1)	http://dx.doi.org/10.1787/9789264185050-en
(2)	https://www.mondelezinternational.com/assets/PDFs/Mondelez-lnternational-Human-Rights-Policy.pdf
(3)	https://www.undp.org/publications/heightened-human-rights-due-diligence-business-conflict-affected-contexts-guide
(4)	https://commission.europa.eu/business-economy-euro/doing-business-eu/corporate-sustainability-due-diligence_en
(5)	https://finance.ec.europa.eu/sustainable-finance/disclosures/sustainability-related-disclosure-financial-services-sector_en
(6)	http://www.entegreraporlamatr.org/tr//mailing/25122020/images/Reporting-on-enterprise-value climate-prototype Dec20.pdf
(7)	https://www.ifc.org/en/what-we-do/sector-expertise/fragile-and-conflict-affected-situations
(8)	https://assets.ey.com/content/dam/ey-sites/ey-com/en us/topics/ceo/ey-ceo-outlook-pulse-survey-january-2023-globa1-report.pdf
(9)	https://home.treasury.gov/news/press-releases/jy0608
(10)	https://apnews.com/article/russia-ukraine-kyiv-business-european-commission-united-kingdom-acb86730120a1230b9eb9Sc3ebdded77
(11)	https://base.garant.ru/136945/#friends
(12)	https://www.reuters.com/business/oreo-maker-mondelez-says-ukrainian-biscuit-factory-suffered-significant-damage-2022-03-31/

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The Ukrainian National Agency on Corruption Prevention designated Mondelēz an “international sponsor of war.”(13) The company faces backlash from international customers,(14) employees,(15) and civil society.(16),(17)

Mondelēz lags industry peers in responding to the heightened risk of operating in Russia. While nearly 200 American companies have left Russia, Mondelēz continues operating with over 3,000 employees, 30,000 suppliers, and multiple factories,(18) generating $173 million in taxes to the Russian state since the invasion began.(19) Between April 2022 and March 2023, Mondelēz increased Milka chocolate bar shipments to Russia by 131%, overall shipments by 56.8%, and saw a 303% increase in Russian profits in 2022.(20),(21)

Mondelēz’s activities in Russia may result in brand damage, violations of the company’s HRP and the UNGPs, and exposure to Russian sanctioned entities, warranting increased disclosure.

SUPPORTING STATEMENT

Shareholders seek information, at board and management discretion, through a report that:

•	Analyzes the effectiveness of the HRP’s assessment, mitigation, and reporting on human rights risks in CAHRA, including Russia and Ukraine.
•	Assesses if additional policies, practices, and governance measures are needed to mitigate risks.

(13)	https://nazk.gov.ua/en/news/the-nacp-included-the-manufacturer-barney-the-bear-in-the-list-of-international-sponsors-of-the-war/
(14)	https://www.reuters.com/business/oreo-maker-mondelez-faces-nordic-backlash-over-russia-business-2023-06-12/
(15)	https://www.reuters.com/business/oreo-maker-nestle-pepsi-face-pressure-european-employees-over-russia-2022-04-14/
(16)	https://fortune.com/2023/07/11/the-feckless-400-these-companies-are-stiII-doing-business-in-russia-funding-putins-war-sonnenfeld-tian/
(17)	https://www.business-humanrights.org/en/latest-news/mondelez-silences-ukrainian-voices-by-deleting-uncomfortable-questions-comments-on-its-profitable-business-in-russia-during-live-event-on-social-media/
(18)	https://finanee.yahoo.com/news/mondelez-ceo-why-were-stiII-doing-business-in-russia-204049695.htmI
(19)	https://leave-russia.org/mondelez
(20)	https://www.reuters.com/business/retail-consumer/mondelez-singled-out-boycott-over-russia-business-memo-2023-06-16/
(21)	https://www.business-humanrights.org/en/latest-news/ukraine-govt-designates-mondelez-as-intl-war-sponsor-overongoing-business-in-russia/

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 8.

Mondelēz International takes seriously the commitment to “Snacking Made Right.” In our annual Snacking Made Right (1) report, we transparently publish progress updates, metrics and robust performance data on our sustainability priorities, including our efforts to enhance social sustainability and our respect for human rights across the whole value chain. We also provide information about this work in our annual Human Rights Due Diligence & Modern Slavery Report (our “HRDD Report”), (2) Human Rights Policy, (3) and other reporting, and we already transparently report on our operations in Russia and our humanitarian efforts in Ukraine. Because our robust sustainability reporting already provides significant transparency and disclosure on this issue, the additional report sought by the proposal would be unproductive and duplicative, and would not add to shareholders’ understanding of the Company’s ongoing efforts to address the core issue.

(1)	https://www.mondelezinternational.com/assets/Snacking-Made-Right/SMR-Report/2022/2022-MDLZ-Snacking-Made-Right-ESG-Report.pdf

(2)	https://www.mondelezinternational.com/assets/About-Us/Human-Rights/MDLZ-HRDD-and-Modern-Slavery-Report-2022.pdf

(3)	https://www.mondelezinternational.com/assets/PDFs/Mondelez-International-Human-Rights-Policy.pdf

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We maintain strong governance practices and Board oversight of social sustainability, including human rights. The Mondelēz International Human Rights Working Group is a cross-functional team with members drawn from Impact, Human Resources, Compliance, Procurement, and Health & Safety functions. Together, the working group defines the company’s human rights due diligence strategy and drives its implementation to embed it throughout the organization’s own operations and supply chains. Throughout the year, key strategic decisions and updates related to human rights are escalated to the global executive leadership team. Mondelēz provides an annual comprehensive overview of progress to our Governance, Membership and Sustainability Committee of the Board of Directors, which oversees our policies and programs related to corporate citizenship, social responsibility, and public policy issues, with specific updates on human rights matters provided as appropriate. Our Governance, Membership and Sustainability Committee and Board of Directors review and approve our HRDD Report.

Mondelēz International already publishes a robust sustainability report, Human Rights Policy, and other policies and reports providing details on our efforts to respect and promote the rights of people in our value chain. Our annual Snacking Made Right report provides updates documenting the Company’s commitment to enhancing social sustainability and respecting human rights. Our dedicated Human Rights Policy, together with our Code of Conduct, (4) demonstrates our long-standing commitment to respect the human rights of people within our own operations and in our value chain. As set out in our Human Rights Policy, we follow the United Nations Guiding Principles on Business and Human Rights as a framework to guide our approach to identify and address risks, and to disclose our progress. We seek to do business with partners who share the same commitment, as laid out in our Supplier & Partner Code of Conduct, (5) which is aligned with our Human Rights policy. In 2023, we conducted a value chain human rights risk assessment. This exercise, which will be conducted annually, allows us to update our understanding of the potential human rights risks happening in our own operations and supply chain and prioritize our efforts in the right areas.

We undertake practical, proactive, ongoing human rights due diligence to identify, mitigate, and reduce the likelihood of potential and actual human rights impacts within our own operations, and work with our business partners across our supply chain to achieve the same. We strive to embed these due diligence practices at a central level, as well as at a local level in collaboration with our business units. For our own operations and tier 1 suppliers, on an ongoing basis we seek to identify potential human rights issues, and monitor compliance with our policies and our corporate responsibility expectations through independent audits. We use the Sedex Members Ethical Trade Audit (SMETA) protocol to evaluate our internal manufacturing sites against a common set of corporate social responsibility standards developed for the consumer goods industry. We also require higher-risk direct suppliers to complete a SMETA audit. Beyond our audit program, we have continued to enhance our human rights due diligence systems by building internal capabilities, embedding good practices within our business, and prioritizing key focus areas. We are also committed to treating people fairly, through our Compliance & Integrity program, where we make available accessible grievance mechanisms (e.g., Integrity HelpLine and WebLine) for our own employees, contractors, and subcontractors to use for raising any concerns and to better enable Mondelēz International to appropriately redress human rights impacts that we may have either caused or contributed to.

We have scaled down our activities in Russia and we have established a $15 million commitment together with the Mondelēz International Foundation to support Ukraine, Ukrainian citizens and refugees with cash and in-kind contributions. There are no easy decisions, but, like most other global food and beverage companies, we are continuing to provide food during these challenging times, focusing our operations in Russia on affordable, shelf-stable products that are daily staples for ordinary people. We have scaled down our activities, discontinuing new capital investments, new product launches and our advertising media spending in Russia. As a result of these actions, this business has declined as a percentage of total company sales. In 2023, our overall volumes declined and both our import volumes and market share have significantly decreased.

We are continuously supporting our colleagues in Ukraine and have invested in repairing and rebuilding our local manufacturing facilities which have now returned to operations. To help the Ukrainian people, we have continued to

(4)	https://www.mondelezinternational.com/assets/PDFs/employeecodeofconduct.pdf

(5)	https://www.mondelezinternational.com/assets/PDFs/MDLZ-Supplier-and-Partner-Code-of-Conduct.pdf

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increase our now $15 million commitment via the Mondelēz International Foundation to support the country, Ukrainian citizens, and refugees with cash and in-kind contributions. We are also providing humanitarian aid in collaboration with the International Federation of Red Cross and Red Crescent Societies – IFRC, as well as Save the Children and other more local NGOs (Blagomay, CSR Ukraine). We remain committed to our employees, suppliers, customers, and the local communities where we live and operate in Ukraine. This includes donations to international and local nongovernment organizations focused not only on supporting the people in Ukraine but also with a specific focus on the communities affected by the war, especially in locations where we have manufacturing sites, such as Trostyanets and Vyshhorod.

In summary, Mondelēz International discloses robust standards and policies, compliance mechanisms, and reports outlining our continued commitment to respecting human rights, including reporting on our operations in Russia and our humanitarian efforts in Ukraine. The additional report sought in this proposal would not add to shareholders’ understanding of the issue and be duplicative and unproductive.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

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OTHER MATTERS THAT MAY BE PRESENTED AT THE ANNUAL MEETING

Other than Items 1 through 8, we do not expect any matters to be presented for action at the Annual Meeting. The requirements for shareholders to properly submit proposals and nominations at the Annual Meeting were described in the proxy statement for the 2023 Annual Meeting of Shareholders. (They are similar to those described below under “2025 Annual Meeting of Shareholders.”) The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.

If any other matters properly come before the Annual Meeting, your proxy gives authority to the designated proxies to vote on such matters in accordance with their best judgment.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

VOTING INSTRUCTIONS TO PROXIES

At the Annual Meeting, the individuals named as proxies on each shareholder’s Proxy Card will vote the shares represented by the Proxy Card FOR or AGAINST or ABSTAIN from voting with respect to each of the nominees listed in Item 1 and with respect to Items 2, 3, 4, 5, 6, 7 and 8 as indicated in the shareholder’s voting instructions. If a properly executed Proxy Card does not include voting instructions, proxies will vote FOR each of the director nominees listed in Item 1, FOR Items 2, 3 and 4, and AGAINST Items 5, 6, 7 and 8, and in their discretion upon such other business as properly comes before the meeting.

ATTENDING AND VOTING AT THE ANNUAL MEETING

The Annual Meeting will be held virtually. All shareholders of record as of March 13, 2024, may attend, vote and submit questions during the Annual Meeting by visiting www.proxydocs.com/MDLZ and using the control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), Proxy Card or VIF. See Question 7 for detailed voting information. Registration is required online at www.proxydocs.com/MDLZ  to attend the meeting.

GETTING INFORMATION AND ASKING QUESTIONS BEFORE AND DURING THE ANNUAL MEETING

On April 5, 2024, an online portal will be available to shareholders of record at www.proxydocs.com/MDLZ, where you can view and download our Proxy Materials and 2023 Form 10-K and vote your shares. On the day of and during the Annual Meeting, you can view our agenda and meeting procedures and submit questions at www.proxydocs.com/MDLZ. Shareholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the items being voted on by shareholders as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the Annual Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources, and address all shareholder questions, we will respond to no more than three questions from any single shareholder.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

1.	When and where is the Annual Meeting?

The Board has determined we will hold a virtual Annual Meeting conducted via webcast. We will hold the Annual Meeting at 9:00 a.m. CDT on May 22, 2024. Shareholders may attend, vote and submit questions by registering at www.proxydocs.com/MDLZ  and using the control number shown on your Notice, Proxy Card or VIF.

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2.	Who is entitled to vote at the Annual Meeting?

The Board established March 13, 2024, as the record date (the “Record Date”) for the Annual Meeting. Each shareholder (registered or beneficial) who held shares of Common Stock at the close of business on the Record Date is entitled to receive notice of the Annual Meeting, to attend the Annual Meeting, and to vote on all matters that properly come before the Annual Meeting.

At the close of business on the Record Date, 1,345,128,056 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

3.	Why did I receive these Proxy Materials?

You received these Proxy Materials, because as of the Record Date, you directly or indirectly held, and had the right to vote, shares of Common Stock. In connection with the Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing shareholders entitled to vote at the Annual Meeting with this Proxy Statement, the 2023 Form 10-K and a Proxy Card or VIF. We are providing your Proxy Card or VIF in the form of a paper card or a unique control number that allows you to give your proxy voting instructions online or by phone. We refer to these materials collectively as the “Proxy Materials.” These materials provide important information about Mondelēz International and describe the voting procedures and the matters to be voted on at the Annual Meeting.

4.	What is the difference between registered shareholders and beneficial shareholders?

Shareholders who hold Mondelēz International stock directly with our stock registrar and transfer agent, EQ Shareowner Services, are registered shareholders. If you are a registered shareholder, the proxy distributors will send the Proxy Materials directly to you, and your vote instructs the proxies how to vote your shares.

Shareholders who hold stock indirectly through an account with an institutional or other nominee holder of stock, such as a broker or bank, are referred to as beneficial shareholders or shareholders “in street name.” If you are a beneficial shareholder, your broker, bank or other nominee delivers the Proxy Materials to you, and your vote instructs your nominee how to vote your shares; your nominee in turn instructs the proxies how to vote your shares.

If you hold your shares beneficially in an employee benefit plan, your shares are voted by the trustee of the plan per your instructions. If you do not give instructions, your shares will be voted in accordance with the plan’s governing documents and applicable law.

5.	How is Mondelēz International distributing Proxy Materials?

We are furnishing Proxy Materials to our shareholders primarily via “Notice and Access” delivery. On or about April 5, 2024, we mailed to our shareholders (other than those who previously requested email or paper delivery) the Notice containing instructions on how to access the Proxy Materials electronically.

If you receive the Notice by mail, you will not receive a printed copy of the Proxy Materials. Instead, the Notice instructs you how to access the Proxy Materials and vote by going to a secure website. However, if you received the Notice by mail and would like to receive paper copies of the Proxy Materials in the mail on a one-time or ongoing basis, or if you would like to receive an electronic copy of the Proxy Materials by email on a one-time or ongoing basis, follow the instructions in the Notice for making such a request.

The Notice is not a Proxy Card. You cannot use it to vote your shares.

6.	How may I request printed copies of the Proxy Materials?

We will send printed paper copies of Proxy Materials, including the 2023 Form 10-K, free of charge to any shareholder who requests copies in writing to: Investor Relations, Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

Shareholders may also request copies of these materials using one of the following methods:

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•	By telephone: Call free of charge 1-866-648-8133 in the United States and Canada.
•	Via the Internet: Access the Internet and go to www.proxydocs.com/MDLZ and follow the instructions to log in and order copies. You can select from the following:
•	your preference to receive (a) printed materials via mail or (b) an email with links to the electronic materials; and
•	if you would like your election to apply to the delivery of materials for all future meetings.
•	Via email: Please send a blank email to paper@investorelections.com with the control number that is printed on your Notice, Proxy Card or VIF.

These materials are also available at www.proxydocs.com/MDLZ.

7.	How do I vote my shares?

If you are a registered shareholder:

you hold your shares in your own name as a holder of record with our transfer agent, EQ Shareowner Services; you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)	You may also vote in person virtually by attending the meeting through www.proxydocs.com/MDLZ. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “Virtual Annual Meeting” above following the Notice of 2024 Annual Meeting of Stockholders for further information.

If you are a beneficial shareholder:

you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank, or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting.  If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/MDLZ.  You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting.  Further instructions will be provided to you as part of your registration process

8.	I am a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan or The Molson Coors Employees Retirement & Savings Plan and have investments in the Mondelēz International Stock Fund(s). Can I vote? If so, how do I vote?

Yes, you are entitled to vote. Your Proxy Card or control number for voting electronically includes all shares allocated to your Mondelēz International Stock Fund account(s). With regard to each plan in which you hold the stock, your vote directs the plan trustee how to vote the shares allocated to you.

In order to direct the plan trustee how to vote the shares held in your Mondelēz International Stock Fund account(s), you must vote these plan shares (whether by Internet, QR barcode, telephone or mailed Proxy Card) by 11:59 p.m. EDT on May 17, 2024. If the trustee(s) does not receive your voting instructions or Proxy Card by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which the trustee timely received voting instructions, unless doing so would be contrary to the Employee Retirement Income Security Act of 1974. Please follow the instructions for registered shareholders described in Question 7 above to cast your vote. Note that although you may attend the Annual Meeting online, you may not vote shares held in your Mondelēz International Stock Fund account(s) at the Annual Meeting.

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9.	How do I vote if I participate in Mondelēz International’s Direct Purchase Plan?

If you hold shares in the Direct Purchase Plan, follow the instructions for registered shareholders described in Question 7 above to vote your shares. When you vote those shares, you will be voting all the shares you hold at our transfer agent as a registered shareholder. If you do not vote your shares, they will not be voted. PLEASE VOTE.

10.	I hold CREST Depository Interests (“CDIs”) that represent entitlements to shares of Common Stock as a result of Mondelēz International’s acquisition of Cadbury in 2010. Can I vote the shares of Common Stock underlying my CDIs? If so, how do I vote?

Computershare Investor Services Plc (“Computershare”) will send all CREST Participants (including nominee companies and sponsored individuals) that hold CDIs a notice and Form of Proxy that allow these participants to vote prior to the Annual Meeting. If you hold your CDIs in CREST, you can vote the underlying shares by completing and sending the Form of Proxy to the Voting Agent, Computershare, or via CREST as detailed on the Form of Proxy. Computershare must receive your vote by 3:00 p.m. London time on May 17, 2024. Computershare will then notify the Registrar of the vote for the underlying shares and your vote will be included in the final tally for the Annual Meeting. If you wish to attend the meeting and/or vote at the Annual Meeting, you must notify Computershare 48 hours prior to the Annual Meeting in writing or email at csnditeam@computershare.co.uk to receive a pin number for the meeting.

If Computershare holds your CDIs on your behalf within Mondelēz International Corporate Sponsored Nominee Service, Computershare, as the international nominee for your CDIs, will send you a notice and Form of Direction. You may direct Computershare how to vote your underlying shares online or by returning your Form of Direction according to the instructions in the notice and Form of Direction by 3:00 p.m. London time on May 16, 2024. Computershare will then arrange to vote your underlying shares according to your instructions. If you wish to attend or vote at the Annual Meeting, please inform Computershare 48 hours prior to the meeting to receive a letter of representation with respect to your CDI holding that will contain the 16-digit pin number that will enable you to attend, submit a question or vote your underlying shares at the Annual Meeting on Computershare’s behalf. You can notify Computershare by emailing them at csnditeam@computershare.co.uk or by calling the helpline on 0344 472 6005.

If another international nominee holds your CDIs on your behalf, your nominee may have its own arrangements in place to provide you with a separate notice of the Annual Meeting and proxy voting card with respect to your underlying shares. In that case, please follow your nominee’s voting instructions to direct your nominee how to vote your underlying shares. Please vote by the deadline stated on the nominee’s notice and proxy voting card.

If you hold CDIs and have questions about voting your shares of Common Stock underlying your CDIs, please contact Computershare at +44 (0)344 472 6005.

11.	May I change or revoke my vote?

Yes.

If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a Proxy Card or via QR barcode, telephone or the Internet. You may also revoke an earlier vote by voting online at the Annual Meeting before the polls close. Alternatively, you may revoke your proxy by submitting a written revocation to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

If you are a beneficial shareholder, you must contact your broker, bank or other nominee for specific instructions on how to change or revoke your vote.

12.	What is the quorum requirement for the Annual Meeting?

We need a quorum of shareholders to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is represented at the Annual Meeting, either online or by proxy.

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Abstentions and broker non-votes (described in Question 15 below) will be counted for the purpose of determining whether a quorum is present for the Annual Meeting.

13.	What vote is needed to elect directors?

To be elected in an uncontested election, such as at this Annual Meeting, a director nominee must receive a majority of the votes cast – i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for these matters.

In an uncontested election, if an incumbent director nominated for reelection receives a greater number of votes AGAINST than votes FOR, the director must tender a resignation to the Governance Committee for its consideration following certification of the election results. The Governance Committee then will recommend to the Board whether to accept the resignation. The director will continue to serve until the Board decides whether to accept the resignation but will not participate in the committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board considers all factors it deems relevant to the Company’s best interests and will publicly disclose its decision and rationale within 90 days after certification of the election results. If the Board does not accept the director’s resignation, the director will continue to serve until the next annual meeting of shareholders or until the director’s successor is duly elected and qualified.

14.	What vote is needed to approve the other proposals?

Approval of each of Item 2 (Advisory Vote to Approve Executive Compensation), Item 3 (Performance Incentive Plan Approval) and Item 4 (Ratification of the Selection of the Independent Registered Public Accountants) and Items 5, 6, 7 and 8 (Shareholder Proposals) also require a majority of votes cast – i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for Items 2, 3, 5, 6, 7 and 8. We do not expect that there will be any broker non-votes with respect to Item 3.

15.	What are broker non-votes?

If you are a beneficial shareholder, your vote instructs your broker, bank or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee, your nominee has discretion to vote your shares only on matters classified as “routine” under stock exchange rules. If you do not provide voting instructions to your broker or other nominee, your nominee may in some cases vote the shares in their discretion but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. As a result, we urge you to direct your bank, broker, trustee or other nominee on how to vote your shares on all proposals to ensure that your vote is counted.

16.	Who bears the cost of soliciting votes for the Annual Meeting?

The Company bears the cost of the Company’s solicition of your vote. The Company’s directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.

The Company will enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial shareholders) and reimburse those firms for related out-of-pocket expenses. We retained Morrow Sodali LLC to aid in soliciting votes for the Annual Meeting for a fee not to exceed $30,000 plus reasonable expenses.

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17.	Two shareholders live at my address. Why did we only receive one set of Proxy Materials?

We have adopted procedures that allow us to deliver Proxy Materials more cost effectively. If you are a beneficial shareholder and you and other residents at your mailing address share the same last name and also own shares of Common Stock in an account at the same broker, bank or other nominee, your nominee delivered a single Notice or set of Proxy Materials to your address, unless you provided contrary instructions. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Shareholders participating in householding continue to receive separate proxy cards and control numbers for voting electronically.

A shareholder who received a single Notice or set of Proxy Materials at a shared address may request a separate copy of the Notice or Proxy Materials by calling free of charge 1-866-648-8133 in the United States and Canada or sending and email to paper@investorelections.com, with the control number that is printed on your Notice, Proxy Card or VI. We will deliver promptly a separate copy of the Notice or Proxy Materials to a shareholder at a shared address to which a single copy was delivered, if requested. If you would like to opt out of householding for future deliveries of Proxy Materials, please contact your broker, bank or other nominee.

Beneficial shareholders who share an address and receive multiple copies of the Proxy Materials but want to receive only a single copy of these materials in the future should contact their broker, bank or other nominee and make this request.

If you are a registered shareholder or hold your shares in an employee benefit plan, we sent you and each registered or plan shareholder at your address separate Notices or sets of Proxy Materials.

18.	Are my votes confidential?

Yes. Your votes will not be disclosed to our directors, officers or employees except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against us;
•	in the case of a contested proxy solicitation;
•	if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or
•	as necessary to allow the inspector of election to certify the results.

19.	Who counts the votes and certifies the voting results?

Mediant, a BetaNXT Business will receive and tabulate the proxies. Representatives of Mediant, a BetaNXT Business will also act as the inspectors of election and will certify the results.

20.	How do I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. We will disclose final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 29, 2024. The Form 8-K will be available at http://ir.mondelezinternational.com/sec.cfm and on the SEC’s website at www.sec.gov.

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2025 ANNUAL MEETING OF SHAREHOLDERS

We currently anticipate holding the 2025 Annual Meeting of Shareholders on approximately the same date as this year’s Annual Meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2025 ANNUAL MEETING

Shareholders should mail all nominations and proposals to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

You may obtain a copy of the By-Laws from the Corporate Secretary (please make a written request to the same address) or by visiting www.mondelezinternational.com/investors/corporate-governance.

Shareholder Director Candidates for Possible Inclusion in the Company’s 2025 Proxy Materials (“Proxy Access”)

The By-Laws provide for proxy access. One or more shareholders may nominate and include in the 2025 proxy materials director nominees provided that the shareholder(s) and the nominee(s) satisfy the terms, conditions and requirements specified in the By-Laws. The key parameters are:

•	Minimum Ownership Threshold: the nominating shareholder(s) must own 3% or more of the outstanding Common Stock;
•	Ownership Duration: such Common Stock must have been held continuously for at least three years;
•	Nominating Group Size: a nominating shareholder group cannot consist of more than 20 shareholders; and
•	Number of Nominees: appropriate shareholders may nominate the greater of 20% of the Board or 2 nominees.

To be included in the proxy materials for the 2025 Annual Meeting of Shareholders, the Corporate Secretary must receive the required written notice and required information specified in the By-Laws on or before December 6, 2024.

Shareholder Proposals for Possible Inclusion in the Company’s 2025 Proxy Materials

Under SEC Rule 14a-8, a shareholder may submit a proposal for possible inclusion in the 2025 proxy materials for an annual meeting of shareholders. The Corporate Secretary must receive the proposal and other required information at our principal executive offices not later than 120 calendar days before the one-year anniversary date of the proxy statement’s release for the previous year’s annual meeting. Accordingly, to be considered for inclusion in the proxy materials for the 2025 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s submission of a proposal on or before the close of business on December 6, 2024.

Other Proposals and Nominations for the 2025 Annual Meeting

Under the By-Laws, a shareholder may nominate a candidate for election as a director or propose business for consideration at an annual meeting of shareholders (but, in either case, not for inclusion in the proxy materials) by delivering written notice that contains certain required information to the Corporate Secretary and otherwise complying with other requirements included in our By-Laws. To be considered at the 2025 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s written notice of nomination or proposal between January 22, 2025, and February 21, 2025. If we change the date of an annual meeting by more than 30 days from the date of this year’s annual meeting, then we must receive this written notice no later than 60 days before the date of the annual meeting.

Laura Stein
Executive Vice President, Corporate & Legal Affairs,
General Counsel & Corporate Secretary

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ANNEX A: FINANCIAL MEASURES DEFINITIONS

We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating our performance. Therefore, we also base financial targets for our AIP and PSUs grants on non-GAAP and other financial measures. The chart below defines each measure and describes the adjustments to the related GAAP measure (if applicable), modifications to our non-GAAP measures for purposes of our compensation targets and our reasons for using these measures. (See our 2023 Form 10-K for additional information on our non-GAAP financial measures and definitions of terms used in the Definitions column below.)

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Organic Volume Growth (AIP)	Organic Volume is defined as volume excluding the impacts of: • acquisitions; • divestitures(1); and • short-term distributor agreements related to the sale of a business(2).		Reflects the volume growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Organic Net Revenue Growth (AIP and PSUs)

Organic Net Revenue is defined as net revenues (the most comparable U.S. GAAP financial measure) excluding the impacts of:

•  acquisitions;

•  divestitures(1);

•  short-term distributor agreements related to the sale of a business(2); and

•  currency rate fluctuations (calculated based on prior year rates)(3).

		Organic Net Revenue Growth: Defined as the year-over-year growth of Organic Net Revenue based on the definition of Organic Net Revenue used for each year of the three-year performance cycle.	Reflects the revenue growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Adjusted Gross Profit Growth (AIP)

Adjusted Gross Profit is defined as gross profit (the most comparable U.S. GAAP financial measure) excluding the impacts of:

•  the Simplify to Grow Program(4);

•  divestiture-related costs(5);

•  acquisition integration costs(7);

•  operating results from divestitures(1);

•  operating results from short-term distributor agreements related to the sale of a business(2);

•  mark-to-market impacts from commodity, forecasted currency, and equity method investment transaction derivative contracts(10);

•  inventory step-up charges(8);

•  2017 malware incident net recoveries; and

•  incremental costs due to the war in Ukraine

		Adjusted Gross Profit Growth: Defined as the year-over-year constant currency growth of Adjusted Gross Profit calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

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Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted Operating Income Growth (AIP)

Adjusted Operating Income is defined as operating income (the most comparable U.S. GAAP financial measure) excluding the impacts of:

•  the Simplify to Grow Program(4);

•  gains or losses (including non-cash impairment charges) on goodwill and intangible assets;

•  divestiture(1) or acquisition gains or losses, divestiture-related costs(5), acquisition-related costs(6), and acquisition integration costs and contingent consideration adjustments(7);

•  inventory step-up charges(8);

•  operating results from divestitures(1);

•  operating results from short-term distributor agreements related to the sale of a business(2);

•  remeasurement of net monetary position(9);

•  mark-to-market impacts from commodity, forecasted currency, and equity method investment transaction derivative contracts(10);

•  impact from resolution of tax matters(11);

•  2017 malware incident net recoveries;

•  incremental costs due to the war in Ukraine(12);

•  impact from the European Commission legal matter(13);

•  impact from pension participation changes(14); and

•  costs associated with JDE Peet’s transaction.

		Adjusted Operating Income Growth: Defined as the year-over-year constant currency growth of Adjusted Operating Income calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

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Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted EPS Growth (PSUs)

Adjusted EPS is defined as diluted EPS attributable to Mondelēz International from continuing operations (the most comparable U.S. GAAP financial measure) excluding the impacts of:

•  the Simplify to Grow Program(4);

•  gains or losses (including non-cash impairment charges) on goodwill and intangible assets;

•  divestiture(1) or acquisition gains or losses, divestiture-related costs(5), acquisition-related costs(6), and acquisition integration costs and contingent consideration adjustments(7);

•  inventory step-up charges(8);

•  operating results from divestitures(1);

•  operating results from short-term distributor agreements related to the sale of a business(2);

•  remeasurement of net monetary position(9);

•  mark-to-market impacts from commodity, forecasted currency, and equity method investment transaction derivative contracts(10);

•  impact from resolution of tax matters(11);

•  2017 malware incident net recoveries;

•  incremental costs due to the war in Ukraine(12);

•  impact from the European Commission legal matter(13);

•  impact from pension participation changes(14);

•  costs associated with JDE Peet’s transaction;

•  loss on debt extinguishment and related expenses;

•  gains or losses on interest rate swaps no longer designated as accounting cash flow hedges due to changed financing and hedging plans;

•  mark-to-market unrealized gains or losses and realized gains or losses from marketable securities(15);

•  initial impacts from enacted tax law changes(16);

•  gains or losses on equity method investment transactions;

•  and within Adjusted EPS: equity method investment earnings excluding our proportionate share of our investee’s significant operating and non-operating items(17).

		Adjusted EPS Growth: Defined as the year-over-year constant currency growth calculated at prior year currency exchange rates and based on the definition of Adjusted EPS used for each year of the three-year performance cycle.	Indicator of overall business trends and performance, based on what business leaders can control.

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Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Free Cash Flow (AIP)	Free Cash Flow is defined as Net Cash Provided By Operating Activities less capital expenditures.		Reflects financial liquidity, working capital efficiency and financial health.
(1)	Divestitures include completed sales of businesses, exits of major product lines upon completion of a sale or licensing agreement, the partial or full sale of an equity method investment and changes from equity method investment accounting to accounting for marketable securities. As we record our share of JDE Peet’s ongoing earnings on a one-quarter lag basis, any JDE Peet’s ownership reductions are reflected as divestitures within our non-GAAP results the following quarter.
(2)	In the fourth quarter of 2023, we began to exclude the operating results from short-term distributor agreements that have been executed in conjunction with the sale of a business. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
(3)	Constant currency operating results are calculated by dividing or multiplying, as appropriate, the current-period local currency operating results by the currency exchange rates used to translate the financial statements in the comparable prior year period to determine what the current-period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior year period.
(4)	Non-GAAP adjustments related to the Simplify to Grow Program reflect costs incurred that relate to the objectives of our program to transform our supply chain network and organizational structure. Costs that do not meet the program objectives are not reflected in the non-GAAP adjustments.
(5)	Divestiture-related costs, which includes costs incurred in relation to the preparation and completion (including one-time costs such as severance related to the elimination of stranded costs) of our divestitures as defined in footnote (2), also includes costs incurred associated with our publicly-announced processes to sell businesses. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
(6)	Acquisition-related costs, which includes transaction costs such as third-party advisor, investment banking and legal fees, also includes one-time compensation expense related to the buyout of non-vested ESOP shares and realized gains or losses from hedging activities associated with acquisition funds. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
(7)	Acquisition integration costs and contingent consideration adjustments include one-time costs related to the integration of acquisitions as well as any adjustments made to the fair market value of contingent compensation liabilities that have been previously booked for earn-outs related to acquisitions that do not relate to employee compensation expense. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
(8)	In the third quarter of 2022, we began to exclude the one-time inventory step-up charges associated with acquired companies related to the fair market valuation of the acquired inventory. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
(9)	In connection with our applying highly inflationary accounting (refer to Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements in our 2023 Form 10-K), for Argentina (beginning in the third quarter of 2018) and Türkiye (beginning in the second quarter of 2022), we exclude the related remeasurement gains or losses related to remeasuring net monetary assets or liabilities denominated in the local currency to the U.S. dollar during the periods presented and the realized gains and losses from derivatives that mitigate the foreign currency volatility related to the remeasurement of the respective net monetary assets or liabilities during the periods presented.
(10)	We exclude unrealized gains and losses (mark-to-market impacts) from outstanding commodity and forecasted currency and equity method investment transaction derivatives from our non-GAAP earnings measures. The mark-to-market impacts of commodity and forecasted currency transaction derivatives are excluded until such time that the related exposures impact our operating results. Since we purchase commodity and forecasted currency transaction contracts to mitigate price volatility primarily for inventory requirements in future periods, we make this adjustment to remove the volatility of these future inventory purchases on current operating results to facilitate comparisons of our underlying operating performance across periods. We exclude equity method investment transaction derivative contract settlements as they represent protection of value for future divestitures.
(11)	See Note 14, Commitments and Contingencies,, to the consolidated financial statements in our 2023 Form 10-K.
(12)	In February 2022, Russia began a military invasion of Ukraine and we stopped our production and closed our facilities in Ukraine for a period of time due to damage incurred to our facilities during the invasion. We began to incur incremental costs directly related to the war including asset impairments, such as property and inventory losses, higher expected allowances for uncollectible accounts receivable and committed compensation. We have isolated and excluded these costs and related impacts as well as subsequent recoveries from our operating results to facilitate evaluation and comparisons of our ongoing results. Incremental costs related to increasing operations in other primarily European facilities are not included with these costs.
(13)	In the fourth quarter of 2022, we began to exclude the impact from the European Commission legal matter. In November 2019, the European Commission informed us that it initiated an investigation into our alleged infringement of European Union competition law through certain practices allegedly restricting cross-border trade within the European Economic Area. On January 28, 2021, the European Commission announced it had taken the next procedural step in its investigation and opened formal proceedings. We have been cooperating with the investigation and are currently engaged in discussions with the European Commission in an effort to reach a negotiated, proportionate resolution to this matter. Due to the unique nature of this matter, we believe it to be infrequent and unusual and therefore exclude it to better facilitate comparisons of our underlying operating performance across periods. Refer to Note 14, Commitments and Contingencies, to the consolidated financial statements in our 2023 Form 10-K, for additional information.
(14)	The impact from pension participation changes represents the charges incurred when employee groups are withdrawn from multiemployer pension plans and other changes in employee group pension plan participation. We exclude these charges from our non-GAAP results because those amounts do not reflect our ongoing pension obligations. See Note 11, Benefit Plans, to the consolidated financial statements in our 2023 Form 10-K,, for more information on the multiemployer pension plan withdrawal.
(15)	In the first quarter of 2023, we began to exclude mark-to-market unrealized gains or losses, as well as realized gains or losses, associated with our marketable securities from our-non-GAAP earnings measures. These marketable securities gains or losses are not indicative of underlying operations and are excluded to better facilitate comparisons of our underlying operating performance across periods.
(16)	We have excluded the initial impacts from enacted tax law changes. Initial impacts include items such as the remeasurement of deferred tax balances and the transition tax from the 2017 U.S. tax reform. We exclude initial impacts from enacted tax law changes from our Adjusted EPS as they do not reflect our ongoing

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tax obligations under the enacted tax law changes. Refer to Note 16, Income Taxes, for more information.
(17)	We have excluded our proportionate share of our equity method investee’s significant operating and non-operating items such as acquisition and divestiture related costs, restructuring program costs and initial impacts from enacted tax law changes, in order to provide investors with a comparable view of our performance across periods. Although we have shareholder rights and board representation commensurate with our ownership interests in our equity method investees and review the underlying operating results and significant operating and non-operating items each reporting period, we do not have direct control over their operations or resulting revenue and expenses. Our use of equity method investment net earnings on an adjusted basis is not intended to imply that we have any such control. Our GAAP “diluted EPS attributable to Mondelēz International from continuing operations” includes all of the investee’s significant operating and non-operating items.

GAAP TO NON-GAAP RECONCILIATIONS

Net Revenues to Organic Net Revenue (In millions of U.S. dollars) (Unaudited)	Mondelēz International
For the Twelve Months Ended December 31, 2023
Reported (GAAP)	$36,016
Divestitures(1)	(484)
Short-term distributor agreements	(22)
Acquisitions(1)	(1,036)
Currency	1,096
Organic (Non-GAAP)	$35,570
For the Twelve Months Ended December 31, 2022
Reported (GAAP)	$31,496
Divestitures	(498)
Organic (Non-GAAP)	$30,998
% Change - Reported (GAAP)	14.4%
% Change - Organic (Non-GAAP)	14.7%
(1)	Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2023 Form 10-K for more information on the October 1, 2023 sale of the developed market gum business, November 1, 2022 acquisition of Ricolino, August 1, 2022 acquisition of Clif Bar, January 3, 2022 acquisition of Chipita, April 1, 2021 acquisition of Gourmet Food, and March 25, 2021 acquisition of a majority interest in Grenade.

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Gross profit to Adjusted Gross Profit (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2023	2022	$	Change	% Change
Reported (GAAP)	$13,764	$11,312		$2,452	21.7%
Simplify to Grow Program(1)	9	45		(36)
Mark-to-market (gains)/losses from derivatives(2)	(185)	324		(509)
Divestiture-related costs(3)	–	3		(3)
Acquisition-related costs(3)	–	72		(72)
Acquisition integration costs and contingent consideration adjustments(3)	25	6		19
Inventory step-up(3)	–	25		(25)
Operating results from divestitures(3)	(274)	(251)		(23)
Operating results from short-term distributor agreements	(5)	–		(5)
2017 Malware incident net recoveries	–	(25)		25
Incremental costs due to war in Ukraine(4)	–	36		(36)
Impact from pension participation changes(5)	–	(1)		1
Adjusted (Non-GAAP)	$13,334	$11,546		$1,788	15.5%
Impact of unfavorable currency	383	–		383
Adjusted @ Constant FX (Non-GAAP)	$13,717	$11,546		$2,171	18.8%
(1)	Refer to Note 8, Restructuring Program, to the consolidated financial statements in the 2023 Form 10-K, for more information.
(2)	Refer to Note 10, Financial Instruments, and Note 18, Segment Reporting, to the consolidated financial statements in the 2023 Form 10-K, for more information on the unrealized gains and losses on commodity and forecasted currency transaction derivatives.
(3)	Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2023 Form 10-K, for more information on acquisitions and divestitures.
(4)	Refer to Note 1, Summary of Significant Accounting Policies – War in Ukraine, to the consolidated financial statements in the 2023 Form 10-K, for more information.
(5)	Refer to Note 11, Benefit Plans, to the consolidated financial statements in the 2023 Form 10-K for more information.

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Diluted EPS to Adjusted EPS(1) (Unaudited)	For the Twelve Months Ended December 31,
	2023	2022	$	Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.62	$1.96		$1.66	84.7%
Simplify to Grow Program(2)	0.08	0.07		0.01
Intangible asset impairment charges(3)	0.01	0.05		(0.04)
Mark-to-market (gains)/losses from derivatives(2)	(0.12)	0.19		(0.31)
Acquisition-related costs(2)	–	0.19		(0.19)
Divestiture-related costs(2)	0.04	0.01		0.03
Acquisition integration costs and contingent consideration adjustments(2)	0.14	0.05		0.09
Inventory step-up(2)	–	0.01		(0.01)
Gain on divestiture(2)	(0.08)	–		(0.08)
Operating results from divestitures(2)	(0.13)	(0.16)		0.03
2017 Malware incident net recoveries	–	(0.02)		0.02
European Commission legal matter(4)	0.01	0.23		(0.22)
Incremental costs due to war in Ukraine(2)	–	0.09		(0.09)
Remeasurement of net monetary position(5)	0.07	0.03		0.04
Impact from pension participation changes(2)	0.01	0.01		–
Loss on debt extinguishment and related expenses(6)	–	0.07		(0.07)
Initial impacts from enacted tax law changes(7)	0.06	0.01		0.05
Gain on marketable securities(8)	(0.34)	–		(0.34)
(Gain)/loss on equity method investment transactions(8)	(0.25)	0.02		(0.27)
Equity method investee items(9)	0.07	(0.02)		0.09
Adjusted EPS (Non-GAAP)	$3.19	$2.79		$0.40	14.3%
Impact of unfavorable currency	0.13	–		0.13
Adjusted EPS @ Constant FX (Non-GAAP)	$3.32	$2.79		$0.53	19.0%
(1)	Refer to the Non-GAAP Financial Measures section appearing for additional information. The tax expense/(benefit) of each of the pre-tax items excluded from our GAAP results was computed based on the facts and tax assumptions associated with each item, and such impacts have also been excluded from Adjusted EPS.
•	2023 taxes for the: Simplify to Grow Program were $(26) million, intangible asset impairment charges were $(6) million, mark-to-market gains from derivatives were $21 million, acquisition integration costs and contingent consideration adjustments were $(60) million, divestiture-related costs were $(25) million, operating results from divestitures were $46 million, gain on divestiture were $(8) million, European Commission legal matter were $(24) million, remeasurement of net monetary position were zero, impact from pension participation changes were $(3) million, initial impacts from enacted tax law changes were $83 million, gain on marketable securities were $133 million, gain on equity method investment transactions were $124 million and equity method investee items were zero.
•	2022 taxes for the: Simplify to Grow Program were $(26) million, intangible asset impairment charges were $(25) million, mark-to-market losses from derivatives were $(56) million, acquisition integration costs and contingent consideration adjustments were $(72) million, inventory step-up charges were $(7) million, acquisition-related costs were $11 million, divestiture-related costs were $(9) million, operating results from divestitures were $50 million, 2017 malware incident net recoveries were $10 million, European Commission legal matter were zero, incremental costs due to the war in Ukraine were $4 million, remeasurement of net monetary position were zero, impact from pension participation changes were $(3) million, loss on debt extinguishment and related expenses were $(31) million, initial impacts from enacted tax law changes were $17 million, loss on equity method investment transactions were $2 million and equity method investee items were zero.

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(2)	See the Gross Profit table and the related footnotes for more information.
(3)	Refer to Note 6, Goodwill and Intangible Assets, to the consolidated financial statements in the 2023 Form 10-K, for more information on trademark impairments.
(4)	Refer to Note 14, Commitments and Contingencies, to the consolidated financial statement in the 2023 Form 10-K, for more information.
(5)	Refer to Note 1, Summary of Significant Accounting Policies – Currency Translation and Highly Inflationary Accounting, to the consolidated financial statements in the 2023 Form 10-K, for more information on our application of highly inflationary accounting for Argentina and Turkey.
(6)	Refer to Note 9, Debt and Borrowing Arrangements, to the consolidated financial statements in the 2023 Form 10-K, for more information on losses on debt extinguishment.
(7)	Refer to Note 16, Income Taxes, to the consolidated financial statements in the 2023 Form 10-K, for more information.
(8)	Refer to Note 7, Investments, to the consolidated financial statements in the 2023 Form 10-K, for more information on gains on marketable securities and gains and losses on equity method investment transactions.
(9)	Includes our proportionate share of significant operating and non-operating items recorded by our JDE Peet’s equity method investee, such as acquisition and divestiture-related costs, restructuring program costs and intangible asset impairment costs.

Net Cash Provided by Operating Activities to Free Cash Flow (In millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31, 2023
Net Cash Provided by Operating Activities (GAAP)	$4,714
Capital Expenditures	1,112
Free Cash Flow (Non-GAAP)	$3,602

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ANNEX B: MONDELĒZ INTERNATIONAL, INC. 2024 PERFORMANCE INCENTIVE PLAN (EFFECTIVE MAY 22, 2024)

SECTION 1. PURPOSE; DEFINITIONS.

The Plan supports the Company’s ongoing efforts to increase shareholder value by allowing the Company to offer its senior leaders compensation opportunities intended to incent high performance and retention.

The terms below are defined as follows for Plan purposes:

a)	“Annual Incentive Award” means an Incentive Award made pursuant to Section 5(a)(vi) with a Performance Cycle of one year or less.
b)	“Award” means the cash or equity earned by a Participant pursuant to a Grant.
c)	“Board” means the Board of Directors of the Company.
d)	“Cause” means:
(i)	Continued failure to substantially perform the Participant’s job’s duties (other than resulting from incapacity due to disability);
(ii)	Gross negligence, dishonesty, or violation of any reasonable rule or regulation of the Mondelēz Group where the violation results in significant damage to the Mondelēz Group; or
(iii)	Engaging in other conduct which adversely reflects on the Mondelēz Group in any material respect;
(iv)	provided that if a Participant is a party to an employment or severance plan or agreement with the Company that defines the term “Cause” then, with respect to such Participant, “Cause” shall have the meaning set forth in such employment or severance plan or agreement.
e)	“Change in Control” has the meaning stated in Section 6.
f)	“Code” means the U.S. Internal Revenue Code.
g)	“Commission” means the U.S. Securities and Exchange Commission or any successor agency.
h)	“Committee” means the People and Compensation Committee of the Board, any successor or such other committee or subcommittee as may be designated by the Board to administer the Plan.
i)	“Common Stock” or “Stock” means the Class A Common Stock of the Company.
j)	“Company” means Mondelēz International, Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor.
k)	“Deferred Stock Unit” means the Grant of that name described in Section 5(a)(v).
l)	“Effective Date” means the date the Plan was approved by shareholders of the Company.
m)	“Exchange Act” means the Securities Exchange Act of 1934.
n)	“Fair Market Value” means, as applied to a specific date, the closing price of a share of Stock (unless determined otherwise by the Committee to be based on the opening, actual, high, low or average selling prices of a share of Stock) reported on any established stock exchange or national market system including without limitation the NASDAQ Global Select Market and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on the applicable date (or, if there were no sales on such date, on the most recent date on which shares of Stock were publicly traded before the applicable date). In the absence of an established market for the Stock, the Fair Market Value means the value determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.
o)	“Grant” means a grant made under the Plan or, to the extent relevant, under any Prior Plan.

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p)	“Good Reason” means:
(i)	the assignment to the Participant of any duties substantially inconsistent with the Participant’s position, authority, duties or responsibilities in effect immediately prior to the Change in Control, or any other action by the Mondelēz Group that results in a marked diminution in the Participant’s position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Mondelēz Group promptly after receipt of notice thereof given by the Participant;
(ii)	any material reduction in the Participant’s base salary, annual incentive or long-term incentive opportunity as in effect immediately prior to the Change in Control;
(iii)	the Mondelēz Group’s requiring the Participant to be based at any office or location other than any other location which does not extend the Participant’s home to work location commute as of the time of the Change in Control by more than 50 miles; or
(iv)	any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place, as and to the extent required by Section 6 of the Plan;
(v)	provided that if a Participant is a party to an employment or severance plan or agreement with the Company that defines the term “Good Reason” then, with respect to such Participant, “Good Reason” shall have the meaning set forth in such employment or severance plan or agreement.

The Participant must notify the Company of any event purporting to constitute Good Reason within 45 days following the Participant’s knowledge of its existence, and the Company shall have 30 days in which to correct or remove such Good Reason, or such event shall not constitute Good Reason.

q)	“Incentive Award” means any Award that is either an Annual Incentive Award or awarded pursuant to a long-term Incentive Grant.
r)	“Incentive Stock Option” means any Stock Option that is designated as intending to qualify as an Incentive Stock Option under Section 422 of the Code.
s)	“Long-Term Incentive Grant” means a Grant made pursuant to Section 5(a)(vi) with a Performance Cycle of more than one year.
t)	“Mondelēz Group” means the Company and each of its subsidiaries and affiliates.
u)	“Non-Management Director” means a member of the Board who is not an employee of the Mondelēz Group.
v)	“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
w)	“Other Stock-Based Grant” means a Grant made pursuant to Section 5(a)(iii).
x)	“Participant” means any eligible individual as set forth in Section 3 to whom a Grant is made.
y)	“Performance Cycle” means the period selected by the Committee during which the performance of the Company or any organizational unit of the Mondelēz Group or any individual is measured for the purpose of determining the extent to which a Grant or compensation subject to Performance Goals has been earned.
z)	“Performance Goals” mean any one or more performance objectives for the Company or any organizational unit of the Mondelēz Group or any individual that may be established by the Committee for a Performance Cycle with respect to any performance-based Grants under the Plan. Performance Goals may be provided in absolute terms, or in relation to the Company’s peer group. The Company’s peer group will be determined by the Committee, in its sole discretion.
aa)	“Plan” means this Mondelēz International, Inc. 2024 Performance Incentive Plan, as may be amended from time to time.
bb)	“Prior Plan” means the Mondelēz International, Inc. Amended and Restated 2006 Stock Compensation Plan for Non-Employee Directors and the Mondelēz International, Inc. 2005 Performance Incentive Plan.
cc)	“Restricted Period” means the period during which a Grant may not be sold, assigned, transferred, pledged or otherwise encumbered.
dd)	“Restricted Stock” means a Grant of shares of Common Stock pursuant to Section 5(a)(iv).
ee)	“Restricted Stock Unit” means a Grant of that name described in Section 5(a)(v).
ff)	“Spread Value” means, with respect to a share of Common Stock subject to a Grant, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Grant’s exercise or strike price, if any.
gg)	“Stock Appreciation Right” or “SAR” means a Grant described in Section 5(a)(ii).
hh)	“Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Section 5(a)(i).

For purposes of these definitions, any reference to a statute also refers to any regulations promulgated with respect to the statute and any successor or amendment to the statute, regulation or legal standard.

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SECTION 2. ADMINISTRATION.

The Plan is administered by the Committee, which has the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee has the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Mondelēz Group may operate to assure the viability of the benefits of Grants made to individuals employed in such countries and to meet the objectives of the Plan.

Subject to the terms of the Plan, the Committee has the authority to determine those individuals eligible to receive Grants and Awards and the amount, type and terms of each Grant or Award and to establish and administer any Performance Goals applicable to such Grants or Awards. Subject to the terms of the Plan, the Committee has the authority to recommend to the Board those Non-Management Directors eligible to receive Grants or Awards and the amount, type and terms of each Grant or Award. The Committee may delegate its authority and power under the Plan to one or more officers of the Company, subject to guidelines prescribed by the Committee and applicable law, but only with respect to Participants who are not Non-Management Directors or executive officers of the Company and/or otherwise subject to either Section 16 of the Exchange Act.

Any determination made by the Committee or by one or more officers pursuant to delegated authority in accordance with the provisions of the Plan with respect to any Grant or Award is made in the sole discretion of the Committee or such delegate, and all decisions made by the Committee or any appropriately designated officer pursuant to the provisions of the Plan are final and binding on all persons, including the Company and Plan Participants.

SECTION 3. ELIGIBILITY.

Salaried employees of the Mondelēz Group who are responsible for or contribute to the management, growth and profitability of the business of the Mondelēz Group are eligible for Grants and Awards under the Plan. Non-Management Directors are also eligible for Grants and Awards under the Plan. Stock Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company and its subsidiaries, within the meaning of the Code, as selected by the Committee.

SECTION 4. COMMON STOCK SUBJECT TO THE PLAN.

a)	Common Stock Available. The total number of shares of Common Stock reserved and available for distribution pursuant to the Plan is (i) 13,500,000 shares, plus (ii) the number of shares that remain available for issuance under the Prior Plan as of the Effective Date, plus (iii) the number of shares of Common Stock subject to any award outstanding under the Prior Plan as of the Effective Date that after the Effective Date are not issued because such award is forfeited, canceled, terminates, expires or otherwise lapses without being exercised (to the extent applicable), or is settled in cash. An amount not to exceed 50% of the shares of Common Stock issuable under the Plan may be issued pursuant to Grants of Restricted Stock, Restricted Stock Units, Deferred Stock Units or Other Stock-Based Grants, and Incentive Awards, except that Other Stock-Based Grants with values based on Spread Values are not included in this limitation. The maximum number of shares of Common Stock that may be issued in respect of Incentive Stock Options shall not exceed 13,500,000 shares. Except as otherwise provided in this Plan, any Grant made under the Prior Plan continues to be subject to the terms and conditions of the Prior Plan and the applicable Grant agreement. To the extent any Grant under this Plan is exercised, cashed out, terminates, expires or is forfeited without a payment being made to the Participant in the form of Common Stock, the shares subject to the Grant that were not used will be available for distribution in connection with Grants under this Plan. If a SAR or similar Grant based on Spread Value with respect to shares of Common Stock is exercised, the full number of shares of Common Stock with respect to which the Grant is measured will nonetheless be deemed distributed for purposes of determining the maximum number of shares remaining available for delivery under the Plan. Similarly, any shares of Common Stock that are withheld by the Company or tendered by a Participant (1) as full or partial payment of withholding or other taxes owed by the Participant related to an outstanding Stock Option or SAR or (2) as payment for the exercise or conversion price of a Stock Option, SAR or similar Grant based on Spread Value under the Plan will be deemed distributed for purposes of determining the maximum number of shares remaining available for delivery under the Plan.

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b)	Adjustments for Certain Corporate Transactions
(i)	In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock in any case after adoption of the Plan by the Board, the Committee will make any adjustments or substitutions with respect to Grants made under the Plan and the Prior Plan as it deems appropriate to reflect the occurrence of such event, including, but not limited to, adjustments (A) to the aggregate number and kind of securities reserved for issuance under the Plan, (B) to the limits set forth in Section 5, (C) to the Performance Goals or Performance Cycles of any outstanding Grants, and (D) to the number and kind of securities subject to outstanding Grants and, if applicable, the grant or exercise price or Spread Value of outstanding Grants. In addition, the Committee may make a Grant in substitution for incentive awards, stock grants, stock options or similar grants made to an individual who is, previously was, or becomes an employee of the Mondelēz Group in connection with a transaction described in this Section 4(b)(i). Notwithstanding any provision of the Plan (other than the limitation set forth in Section 4(a)), the Committee has full discretion to determine the terms of any Grants made in substitution.
(ii)	Specific Adjustments.
(A)	In connection with any of the events described in Section 4(b)(i), the Committee has the authority with respect to Grants made under the Plan and the Prior Plan (x) to issue Grants (including Stock Options, SARs, and Other Stock-Based Grants) with a grant price that is less than Fair Market Value on the date of grant in order to preserve existing gain under any similar type of previous grant made by the Company or another entity to the extent that the existing gain would otherwise be diminished without payment of adequate compensation to the holder of the grant for such diminution, and (y) except as may otherwise be required under an applicable Grant agreement, to cancel or adjust the terms of an outstanding Grant as appropriate to reflect the substitution for the outstanding grant of equivalent value made by another entity.
(B)	In connection with a spin-off or similar corporate transaction, the Committee also has the authority with respect to Grants made under the Plan and the Prior Plan to make adjustments described in this Section 4(b) that may include, but are not limited to, (x) the imposition of restrictions on any distribution with respect to Restricted Stock or similar Grants and (y) the substitution of comparable Stock Options to purchase the stock of another entity or SARs, Restricted Stock Units, Deferred Stock Units or Other Stock-Based Grants denominated in the securities of another entity, which may be settled in the form of cash, Common Stock, stock of such other entity, or other securities or property, as determined by the Committee; and, in the event of such a substitution, references in this Plan and the Prior Plan and in the applicable Grant agreements thereunder to “Common Stock” or “Stock” will be deemed to also refer to the securities of the other entity where appropriate.
(iii)	In connection with any of the events described in Section 4(b)(i), with respect to Grants made under the Plan and the Prior Plan, the Committee is also authorized to provide for the payment of any outstanding Grants in cash, including, but not limited to, payment of cash in lieu of any fractional shares, provided that no such payment fails to comply with the requirements of Section 409A of the Code to the extent that law applies to the recipient of the cash payment.
(iv)	In the event of any conflict between this Section 4(b) and other provisions of the Plan or the Prior Plan, the provisions of this section control. Each Participant who receives a Grant under the Plan is deemed to acknowledge and consent to the Committee’s ability to adjust Grants under the Prior Plan in a manner consistent with this Section 4(b).

SECTION 5. GRANTS AND AWARDS.

a)	General. The types of Grants and Awards that may be made under the Plan are described below. Grants and Awards may be made singly, in combination or in tandem with other Grants and/or Awards. All Grant agreements are incorporated in and constitute part of the Plan.
(i)	Stock Options. A Grant of a Stock Option represents the right to purchase a share of Stock at a predetermined grant price. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options, as specified in the Grant agreement but no Stock Option designated as an Incentive Stock Option will be invalid in the event that it fails to qualify as an Incentive Stock Option (and such Stock Option will be deemed a Nonqualified Stock Option). The term of each Stock Option will be stated in the Grant agreement, but no Stock Option will be exercisable more than ten years after the grant date. The grant price per share of Common Stock purchasable under a Stock Option may not be less than 100% of the Fair Market Value on the date of grant, except as permitted by Section 4(b)(ii)(A). Subject to the applicable Grant agreement, Stock Options may only be exercised, in whole or in part, by following the administrative procedures applicable to the exercise of Stock Options as are periodically communicated to Participants. If the exercise requires payment for the shares exercised (as well as applicable taxes), payment must be received in accordance with applicable payment requirements. Unless otherwise determined by the Committee, payment in full or in part may also be made in the form of Common Stock already owned by the Participant valued at Fair Market Value on the day preceding the date of exercise or shares of Common Stock otherwise issuable upon such exercise. Notwithstanding the foregoing, if an Incentive Stock Option is granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the

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Company (or its parent or subsidiary corporations within the meaning of Section 422 of the Code), the exercise price shall be at least 110% of the Fair Market Value of the Stock on the grant date and the Incentive Stock Option shall not be exercisable more than five years after the grant date.
(ii)	Stock Appreciation Right. A Grant of a SAR represents the right to receive a cash payment, a share of Common Stock, or both (as determined by the Committee), with a value equal to the Spread Value on the date the SAR is exercised. The grant price of a SAR will be stated in the applicable Grant agreement and will not be less than 100% of the Fair Market Value on the date of grant, except as permitted by Section 4(b)(ii)(A). Subject to the terms of the applicable Grant agreement, a SAR will be exercisable, in whole or in part, by following the administrative procedures applicable to the exercise of SARs as are periodically communicated to Participants, but no SAR may be exercisable more than ten years after the Grant date.
(iii)	Other Stock-Based Grant. An Other Stock-Based Grant is a Grant, other than a Stock Option, SAR, Restricted Stock, Restricted Stock Units, or Deferred Stock Unit, that is denominated in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock. The grant, purchase, exercise, exchange or conversion of Other Stock-Based Grants made under this subsection (iii) will be on such terms and conditions and by such methods as may be specified by the Committee. Where the value of an Other Stock-Based Grant is based on the Spread Value, the grant price for such a Grant will not be less than 100% of the Fair Market Value on the date of Grant.
(iv)

Restricted Stock. A Grant of Restricted Stock is a share of Common Stock that is subject to forfeiture during the Restricted Period upon such conditions as may be stated in the applicable Grant agreement. Except as may be provided in the applicable Grant agreement, during the Restricted Period:

(A) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered; and

(B) A Participant will have all the rights of a holder of Common Stock with respect to the Restricted Stock (subject to Section 9 with respect to dividends).

(v)	Restricted Stock Unit or Deferred Stock Unit. A Grant of a Restricted Stock Unit or a Deferred Stock Unit represents the right to receive a share of Common Stock, cash, or both (as determined by the Committee) upon satisfaction of such conditions as may be set forth in the applicable Grant agreement. Except as may be provided in the applicable Grant agreement, neither Restricted Stock Units nor Deferred Stock Units may be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. Except as may be provided in the applicable Grant agreement, a Participant will not have any of the rights of a holder of Common Stock with respect to Restricted Stock Units or Deferred Stock Units unless and until shares of Common Stock are actually delivered in satisfaction of the restrictions and other conditions of such Restricted Stock Units or Deferred Stock Units.
(vi)	Incentive Awards. An Incentive Award is a performance-based Award that is expressed in U.S. or other local currency or Common Stock or any combination of the two. Incentive Awards may either be Annual Incentive Awards or Long-Term Incentive Grants.
b)	Non-Management Director Compensation Limit. The maximum Fair Market Value on the date of Grant, as determined by the Committee, of the shares of Common Stock subject to Grants made to any Non-Management Director plus any other cash or other compensation provided to such Non-Management Director in any calendar year may not exceed $750,000; provided that in any calendar year in which a Non-Management Director first joins the Board or during any calendar year in which a Non-Management Director is designated as Chair or Lead Director, such limit shall instead by $1,000,000.
c)	performance-based Grants. Grants made under the Plan may be performance-based through the application of Performance Goals and Performance Cycles.
d)	Adjustment of performance-based Compensation. The Committee retains the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives for performance-based Awards upward or downward, either on a formulaic or discretionary basis or any combination, as the Committee determines, in its sole discretion.
e)	Evaluation of Performance. The Committee may provide in any Grant that any evaluation of performance under the applicable Performance Goal(s) may include or exclude the impact, if any, on reported financial results of any of the following events, or any other events determined by the Committee, that occurs during a Performance Cycle: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) changes in tax laws, accounting principles or other laws or provisions; reorganization or restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; and (g) gains and losses that are treated as extraordinary items under Financial Accounting Standard No. 145 (Accounting Standards Codification 225).
f)	Vesting. Grants made under the Plan will vest at such time or times as may be determined by the Committee; provided, however, that no condition relating to the vesting of a Grant and/or Award that is based upon Performance Goals may be based on a Performance Cycle of less than one year, and no condition that is based upon continued employment or the passage of time alone may provide for vesting of a Grant prior to the first anniversary of the date the Grant is made, except (i) upon the death, disability or retirement of the Participant, in each case as specified in the Grant agreement (ii) upon a Change in Control, as specified in Section 6 of the Plan, (iii) for any Award paid in cash, (iv) for any Grants made to Non-Management Directors which may vest on the date of the Company’s next annual shareholders meeting that is at least 50 weeks from the date the Grant is made, and (v) up to 5% of the amount of shares of Common Stock subject to the Plan may be subject to Grants without any minimum vesting period.

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SECTION 6. CHANGE IN CONTROL PROVISIONS.

a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined below in Section 6(b)):
(i)	Any outstanding Long-Term Incentive Grants will be automatically converted into time-based Deferred Stock Units (“Converted DSUs”) based on the higher of (A) the target level of achievement of the applicable performance goals, and (B) the actual level of achievement of the applicable performance goals as of the latest practicable date prior to the Change in Control (with such actual level determined by the Committee prior to the Change in Control), which Converted DSUs shall have a scheduled vesting date that is the last day of the Performance Cycle of the corresponding Long-Term Incentive Grant.
(ii)	If, and to the extent, that an outstanding Grant (including any Grant of Converted DSUs), other than a cash Annual Incentive Award, under the Plan (A) is assumed or continued by the Company or by the successor or parent corporation (or affiliate thereof) in the Change in Control or (B) is replaced by the successor or parent corporation (or affiliate thereof) in the Change in Control with an equity grant that reflects the existing value of the Grant at the time of the Change in Control and provides for a vesting schedule that is the same or more favorable to the Participant than the vesting schedule applicable to the Grant (each such assumed or continued Grant or replacement grant, a “Replacement Grant”), then such Replacement Grant will remain outstanding and be governed by its terms and the provisions of the Plan. The Committee shall have the sole discretion to determine whether a proposed grant meets the requirements of a Replacement Grant pursuant to this Section 6(a)(ii).
(iii)	If, and to the extent, that an outstanding Grant (including any Grant of Converted DSUs), other than cash Annual Incentive Award, under the Plan is not assumed or replaced in accordance with Section 6(a)(ii) above, then upon the Change in Control, such Grant will immediately vest in full (to the extent not previously vested) and become free of all restrictions and, if such Grant is in the form of a Stock Option or SAR, will immediately become fully exercisable (to the extent not previously exercisable) and will remain exercisable until the expiration of the original full term of the Stock Option or SAR. The Board or the Committee may, in its sole discretion, provide for cancellation of such outstanding and vested Grant at the time of the Change in Control, in exchange for a payment of cash, property or a combination thereof that is determined by the Board or the Committee in its sole discretion and that is at least equal in value, for each share of Common Stock subject to the Grant (if applicable), to the excess (if any) of the value of the consideration that would be received in such Change in Control by the holder of a share of Common Stock over the per share exercise price (if any) for such Grant.
(iv)	With respect to each Replacement Grant, if (A) other than with respect to a Non-Management Director, the Participant’s employment with, or performance of services for, the Mondelēz Group is terminated by the Mondelēz Group for any reason other than Cause or, by such Participant for Good Reason, in each case, within the two-year period commencing on the Change in Control, or (B) with respect to a Non-Management Director, such Non-Management Director’s service as a member of the Board ceases for any reason within the one-year period commencing on the Change in Control, then, as of the date of such Participant’s termination, the Replacement Grant will immediately vest in full and become free of all restrictions and, if such Replacement Grant is in the form of a Stock Option or SAR, will immediately become fully exercisable (to the extent not previously exercisable) and will remain exercisable until the expiration of the original full term of the corresponding Stock Option or SAR.
(v)	Except as otherwise specified in a Grant agreement, any of the foregoing Change in Control provisions that change the timing of payment of an Award will only apply to a Grant subject to Section 409A of the Code to the extent that such change is permissible under and consistent with Section 409A of the Code without the imposition of additional taxes and penalties under Section 409A of the Code. For the avoidance of doubt, the foregoing applies to all Grants made under the Plan regardless of when made.
b)	Definition of Change in Control. “Change in Control” means the occurrence of any of the following events:
(i)	Acquisition of 20% or more of the outstanding voting securities of the Company by another entity or group; excluding, however, the following:
(A)	any acquisition by the Company or any of its Affiliates;
(B)	any acquisition by an employee benefit plan or related trust sponsored or maintained by any entity within the Mondelēz Group;
(C)	any acquisition pursuant to a merger or consolidation described in Section 6(b)(iii); or
(D)	any acquisition directly from the Company;
(ii)	During any consecutive 24-month period, persons who constitute the Board at the beginning of such period cease to constitute at least 50% of the Board; provided that each new Board member who is approved by a majority of the directors who began such 24-month period will be deemed to have been a member of the Board at the beginning of such 24-month period;
(iii)	The consummation of a reorganization, merger, statutory share exchange or consolidation or other material transaction involving the Company or any of its subsidiaries; excluding, however, a transaction pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities entitled to vote generally in the election of directors (or similar persons) of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such transaction, of the outstanding voting securities of the Company; or

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(iv)	The consummation of a plan of complete liquidation of the Company or the sale or disposition of all or substantially all of the Company’s assets, other than a sale or disposition pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities entitled to vote generally in the election of directors (or similar persons) of the entity purchasing or acquiring the Company’s assets in substantially the same proportions relative to each other as their ownership, immediately prior to such transaction, of the outstanding voting securities of the Company

SECTION 7. PLAN AMENDMENT AND TERMINATION.

a)	The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan (i) would materially increase the benefits accruing to the Participants, (ii) would increase the number of securities that may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASDAQ Global Select Market or, if the shares of Common Stock are not traded on the NASDAQ Global Select Market, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.
b)	Except in connection with a corporate transaction or event described in Section 4(b) of the Plan, (i) the terms of outstanding Grants may not be amended to reduce the exercise price of outstanding Stock Options or the base price of outstanding SARs (or similar Grants based upon Spread Value), (ii) at any time when the exercise price or base price of a Stock Option or SAR or other similar Grant based upon Spread Value is above the Fair Market Value of a share of Common Stock, cancel outstanding Stock Options or SARs (or similar Grants based upon Spread Value) in exchange for cash, other Grants, Awards, Stock Options or SARs (or similar Grants based upon Spread Value) with an exercise price or base price, as applicable, that is less than the exercise price of the original Stock Option or base price of the original SAR (or similar Grant based upon Spread Value), as applicable, or (iii) otherwise take any other action that is treated as a “repricing” with respect to such Stock Options or SAR (or similar Grants based upon Spread Value) under generally accepted accounting principles, without shareholder approval.
c)	Subject to Section 7(b), the Board may amend the terms of any Grant under the Plan prospectively or retroactively, but subject to Section 4(b) of the Plan, no amendment may impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate the Plan at any time. Termination of the Plan will not affect the rights of Participants or their successors under any Grants outstanding and not exercised in full on the date of termination.

SECTION 8. PAYMENTS AND PAYMENT DEFERRALS.

Awards may be paid in cash, Common Stock, Grants or combinations thereof as the Committee may determine and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish; provided, however, that any Stock Options, SARs, and similar Other Stock-Based Grants based upon Spread Value that are not otherwise subject to Section 409A of the Code but would be subject to Section 409A of the Code if a deferral were permitted may not be deferred. The Committee also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Stock equivalents. Any deferral and related terms and conditions shall comply with Section 409A of the Code.

SECTION 9. DIVIDENDS AND DIVIDEND EQUIVALENTS.

The Committee may provide that any Grants under the Plan, other than Stock Options or SARs, earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s Plan account, provided that for all unvested Grants, the payment of dividends or dividend equivalents shall be subject to the same vesting conditions as applicable to the underlying Grant. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Common Stock or Common Stock equivalents.

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SECTION 10. TRANSFERABILITY.

Except as provided in the applicable Grant agreement or otherwise required by law, Grants and other rights to receive Awards are not transferable or assignable other than by will or the laws of descent and distribution. In no event may any Grant or right to receive an Award be transferred in exchange for consideration.

SECTION 11. GRANT AGREEMENTS.

Each Grant under the Plan must be evidenced by a written agreement (which may be electronic and need not be signed by the recipient unless otherwise specified by the Committee) that establishes the terms, conditions and limitations for each Grant. Such terms may include, but are not limited to, the term of the Grant, vesting and forfeiture provisions, and the provisions applicable in the event the Participant’s employment terminates. Subject to Section 7 of the Plan, the Committee may amend a Grant agreement, provided that, except as stated in a Grant agreement or as necessary to comply with applicable law or avoid adverse tax consequences to some or all Participants, no amendment may materially and adversely affect a Grant without the Participant’s consent.

SECTION 12. UNFUNDED STATUS OF THE PLAN.

The Plan is unfunded. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 13. COMPENSATION RECOUPMENT POLICY.

Subject to the terms and conditions of the Plan, all Grants or Awards, including any shares of Common Stock subject to a Grant, shall be subject to all recovery, recoupment, clawback and/or other forfeiture policies maintained by the Company from time to time, including the Company’s Dodd-Frank Clawback Policy and the Company’s Compensation Recoupment Policy. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in a Grant agreement or policy as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy or recoupment right will be an event giving rise to a right to resign for Good Reason or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.

SECTION 14. GENERAL PROVISIONS.

a)

The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution of the shares. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Common Stock or other securities delivered under the Plan are subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

b)	Nothing contained in the Plan will prevent the Company, or an entity within the Mondelēz Group, from adopting other or additional compensation arrangements for their respective employees or Non-Management Directors.
c)	Neither the adoption of the Plan nor the making of Grants under the Plan confers upon any individual any right to continued employment or service nor will they interfere in any way with the right of the Mondelēz Group to terminate the employment or service of any individual at any time.
d)	The Company or another member of the Mondelēz Group as applicable has the authority to take any and all actions it deems necessary and appropriate to comply with applicable tax laws with respect to the making of Grants, vesting or payment of Awards under the Plan. If applicable tax withholding is not timely paid by the Participant in accordance with administrative procedures established periodically and communicated to Participants, the withholding may be satisfied by the reduction in the Grant if the taxable event occurs prior to the Award. Unless otherwise determined by the Committee, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise or conversion of, the Award that gives rise to the withholding requirement. In no event shall the Fair Market Value of the shares of Common

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Stock to be withheld and delivered pursuant to this Section 14(d) to satisfy applicable withholding taxes in connection with the benefit exceed the maximum amount of taxes required to be withheld. The obligations of the Company under the Plan are conditioned on such payment or arrangements, and the Mondelēz Group may, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.
e)	The Plan is subject to the laws of the Commonwealth of Virginia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in a Grant agreement, recipients of Grants and/or Awards under the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the Commonwealth of Virginia, to resolve any and all issues that may arise out of or relate to the Plan or any related Grant or Award.
f)	All obligations of the Company under the Plan with respect to Grants and/or Awards made under the Plan are binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
g)	The Plan and all Grants made under the Plan will be interpreted, construed and operated to reflect the intent of the Company that all aspects of the Plan and the Grants be interpreted either to be exempt from the provisions of Section 409A of the Code or, to the extent subject to Section 409A of the Code, comply with Section 409A of the Code.
h)	This Plan may be amended at any time, without the consent of any party, to avoid the application of Section 409A of the Code in a particular circumstance or that is necessary or desirable to satisfy any of the requirements under Section 409A of the Code, but the Company is not to be under any obligation to make any such amendment. Nothing in the Plan may provide a basis for any person to take action against the Company or any member of the Mondelēz Group based on matters covered by Section 409A of the Code, including the tax treatment of any amount paid or Grant made under the Plan, and neither the Company nor any member of the Mondelēz Group will under any circumstances have any liability to any Participant or his estate for any taxes, penalties or interest due on amounts paid or payable under the Plan, including taxes, penalties or interest imposed under Section 409A of the Code. Notwithstanding any other provision in the Plan to the contrary, if a Participant is a “specified employee,” as that term is used in Section 409A of the Code, at the time of his or her separation from service, no amount that is subject to Section 409A of the Code and that becomes payable by reason of such separation from service shall be paid to such Participant before the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) within 30 days following the Participant’s death.
i)	If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be enforced and construed as if such provision had not been included.
j)	The Plan was approved by shareholders and became effective on the Effective Date. No Grants may be made after the tenth anniversary of the Effective Date, and no Incentive Stock Option may be granted under the Plan after the tenth anniversary of May 22, 2024, provided that any Grants made prior to that date may extend beyond it.

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Mondelēz International

AT-A-GLANCE

ABOUT SNACKING MADE RIGHT

OUR GROWTH & ACCELERATION STRATEGY

GROWTH
Accelerating Consumer-centric Growth

EXECUTION
Driving Operational Excellence

CULTURE
Building a Winning Growth Culture

SUSTAINABILITY
Scaling More Sustainable Snacking

CAPITAL ALLOCATION SUPPORTS GROWTH PRIORITIES

Invest to drive top-tier growth

- Advertising Consumer
- Digital
- Route to market
- Capabilities

M&A

- High-growth platforms & capabilities
- Adjacencies
- Portfolio evolution for higher growth

Shareholder return

- Target dividend growth > Adj. EPS growth
- Balance repurchase flexibility with M&A & other business needs

Maintain strong balance sheet

- Maintain solid investment grade rating & tier 2 commercial paper access
- Flexibility for acquisitions

SNACKING MADE RIGHT

We are executing against clear 2025 goals for ingredients, deforestation, climate, packaging and more; this puts us on the path to pursue our bold long-term ambitions.

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ORGANIC
Hu
GET BACK TO HUMAN
CHOCOLATE-COVERED
HUNKS
CASHEWS + VANILLA BEAN
VEGAN ORGANIC PALEO
NO SHINY GLAZE
NO DAIRY/GLUTEN
NO REFINED/CANE SUGAR
NO SUNFLOWER LECITHIN
NO ALKALIZING
NO PALM OIL
NO SUGAR ALCOHOLS
NO SOY LECITHIN
LACTA
CLIF KID
ZBAR
CHOCOLATE CHIP
LU
la Gaufre
Pépites de Chocolat
NOUVEAU
15G PROTEIN
20+ SUPERFOODS
PERFECT Bar
THE ORIGINAL REFRIGERATED PROTEIN BAR

Mondelēz International

SNACKING MADE RIGHT

For More Information on our Company, Purpose and Strategy Visit:
www.mondelezinternational.com

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C114687

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P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxydocs.com/MDLZ**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-520-4139**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ

Mondelēz International, Inc.

2024 Annual Meeting of Shareholders

For Shareholders of record as of March 13, 2024

DATE: Wednesday, May 22, 2024
TIME: 9:00 AM, Central Daylight Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MDLZ for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Laura Stein and Issa Yesufu (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Mondelēz International, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

If you are a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan or The Molson Coors Employees Retirement & Savings Plan, you are directing those plans' trustees how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. EDT on May 17, 2024, the trustee will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been received, unless contrary to ERISA.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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Mondelēz International, Inc.
2024 Annual Meeting of Shareholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3 AND 4
AGAINST ON PROPOSALS 5, 6, 7 AND 8

COMPANY PROPOSALS:	YOUR VOTE FOR	AGAINST	ABSTAIN	BOARD OF DIRECTORS RECOMMENDS
1. To elect as directors the 11 director nominees named in the Proxy Statement ("Proxy Statement");				
1.01 Cees 't Hart	☐	☐	☐	FOR
1.02 Charles E. Bunch	☐	☐	☐	FOR
1.03 Ertharin Cousin	☐	☐	☐	FOR
1.04 Brian J. McNamara	☐	☐	☐	FOR
1.05 Jorge S. Mesquita	☐	☐	☐	FOR
1.06 Anindita Mukherjee	☐	☐	☐	FOR
1.07 Jane Hamilton Nielsen	☐	☐	☐	FOR
1.08 Paula A. Price	☐	☐	☐	FOR
1.09 Patrick T. Siewert	☐	☐	☐	FOR
1.10 Michael A. Todman	☐	☐	☐	FOR
1.11 Dirk Van de Put	☐	☐	☐	FOR
2. To approve, on an advisory basis, the Company's executive compensation;	☐	☐	☐	FOR
3. Performance Incentive Plan approval;	☐	☐	☐	FOR
4. Ratification of the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for the fiscal year ending December 31, 2024;	☐	☐	☐	FOR
SHAREHOLDER PROPOSALS:				
5. Shareholder proposal requesting an Audit Committee subcommittee study on Company affiliations;	☐	☐	☐	AGAINST
6. Shareholder proposal requesting Board require independent chair of the board;	☐	☐	☐	AGAINST
7. Shareholder proposal requesting Board adopt targets and publicly report quantitative metrics to eradicate child labor from cocoa supply chain;	☐	☐	☐	AGAINST
8. Shareholder proposal requesting third-party report assessing effectiveness of implementation of human rights policy; and	☐	☐	☐	AGAINST

NOTE: Such other business properly presented at the meeting or any adjournment or postponement thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/MDLZ
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date